                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           [ ]
     Pre-Effective Amendment No.                                  [ ]
                                 ---
     Post-Effective Amendment No. 20                              [X]
                                  --
                            and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   [ ]
     Amendment No. 20                                             [X]
                   ---
                        (Check appropriate box or boxes.)


                               ALPINE EQUITY TRUST
               (Exact Name of Registrant as Specified in Charter)

                                3435 Stelzer Road
                              Columbus, Ohio 43219
                    (Address of Principal Executive Offices)

                                 (888) 785-5578
              (Registrant's Telephone Number, Including Area Code)


                                Samuel A. Lieber
                      Alpine Management & Research, L.L.C.
           122 East 42nd Street, 37th Floor, New York, New York 10168

                                    Copy to:
                            Kenneth S. Gerstein, Esq.
                            Schulte Roth & Zabel LLP
                   900 Third Avenue, New York, New York 10022

                     (Name and address of Agent for Service)

                  Approximate Date of Proposed Public Offering:
  As soon as practicable after this Post-Effective Amendment becomes effective.

It is proposed that this filing will become effective (check appropriate box)

     [_] immediately upon filing pursuant to paragraph (b)
     [X] on December 29, 1998, pursuant to paragraph (b)
     [_] 60 days after filing pursuant to paragraph (a)(1)
     [_] on (date) pursuant to paragraph (a) of rule 485
     [_] 75 days after filing pursuant to paragraph (a)(2)
     [_] on (date) pursuant to paragraph (a)(2) of rule 485
If appropriate, check the following box:
     [_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                    FORM N-1A
                               ALPINE EQUITY TRUST
                              CROSS REFERENCE SHEET

          N-1A ITEM NUMBER
               PART A                                                                               CAPTION
               ------                                                                               -------

                 1.                    Cover Page                                                   Cover Page

                 2.                    Synopsis                                                     Cover Page; Expense Information

                 3.                    Condensed Financial Information                              Financial Highlights

                 4.                    General Description of Registrant                            Cover Page; Description of the
                                                                                                    Funds; Investment Instruments;
                                                                                                    Investment Practices; General
                                                                                                    Information

                 5.                    Management of Fund                                           Cover Page; Management of the
                                                                                                    Funds; General Information;
                                                                                                    Expense Information

                5A.                    Management's Discussion of Fund Performance                  *

                 6.                    Capital Stock and Other Securities                           Cover Page; General
                                                                                                    Information; Dividends,
                                                                                                    Distributions and Taxes;
                                                                                                    Description of the Funds;
                                                                                                    Shareholder Services

                 7.                    Purchase of Securities Being Offered                         Purchase and Redemption of
                                                                                                    Shares

                 8.                    Redemption or Repurchase                                     Purchase and Redemption of
                                                                                                    Shares; Exchange Privilege

                 9.                    Pending Legal Proceedings                                    *

          N-1A ITEM NUMBER
              PART B                                                                                CAPTION
              ------                                                                                -------

                10.                    Cover Page                                                   Cover Page
                11.                    Table of Contents                                            Table of Contents

                12.                    General Information and History                              *

                13.                    Investment Objectives and Policies                           Investment Objectives and
                                                                                                    Policies


                14.                    Management of the Fund                                       Management; Trustees
                                                                                                    Compensation Table; Investment
                                                                                                    Advisor

                15.                    Control Persons and Principal Holders of Securities          Trustees Compensation Table;
                                                                                                    General Information About the
                                                                                                    Funds

                16.                    Investment Advisory and Other Services                       Investment Advisor;
                                                                                                    Distribution Plans


                17.                    Brokerage Allocation and Other Practices                     Allocation of Brokerage


                18.                    Capital Stock and Other Securities                           *

                19.                    Purchase, Redemption and Pricing of Securities Being         Net Asset Value; Purchase of
                                       Offered                                                      Shares


                20.                    Tax Status                                                   Additional Tax Information

                21.                    Underwriters                                                 Distribution Plans; General
                                                                                                    Information About the Funds

                22.                    Calculation of Performance Data                              Performance Information

          N-1A ITEM NUMBER
               PART B                                                                               CAPTION
               ------                                                                               -------
                23.                    Financial Statements                                         Financial Statements

--------------
* Omitted because answer is negative or inapplicable.

PROSPECTUS                                                     DECEMBER 29, 1998


ALPINE U.S. REAL ESTATE EQUITY FUND
ALPINE INTERNATIONAL REAL ESTATE EQUITY FUND
ALPINE REALTY INCOME AND GROWTH FUND
(series of Alpine Equity Trust)

Class Y Shares

                                   -----------

                  ALPINE U.S. REAL ESTATE EQUITY FUND seeks long-term capital growth. Current income is a secondary objective. The Fund invests primarily in the equity securities of United States issuers which are principally engaged in the real estate industry or own significant real estate assets.

                  ALPINE INTERNATIONAL REAL ESTATE EQUITY FUND seeks long-term capital growth. Current income is a secondary objective. The Fund invests primarily in the equity securities of non-United States issuers which are principally engaged in the real estate industry or own significant real estate assets.

                  ALPINE REALTY INCOME AND GROWTH FUND seeks a high level of current income. Capital appreciation is a secondary objective. The Fund is a non-diversified investment portfolio that invests primarily in the dividend paying equity securities and debt securities of issuers which are principally engaged in the real estate industry or own significant real estate assets.

                                   -----------

                  The Funds are separate series of the Alpine Equity Trust, which is a registered open-end, management investment company. The address of the Funds is 3435 Stelzer Road, Columbus, Ohio 43219. Alpine Management & Research, LLC serves as the investment adviser (the "Adviser") of the Funds.

                                   -----------


                  This Prospectus provides basic information that investors should know before investing in Class Y shares of the Funds. A Statement of Additional Information about the Funds, dated December 29, 1998, has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Prospectus. The Statement of Additional Information provides more detailed information about the Funds and may be obtained without charge by calling toll free (888) 785-5578.


                  You should read this Prospectus carefully and retain it for future reference.

                                   -----------

                  The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS

                                                                                 Page
                                                                                 ----
EXPENSE INFORMATION.............................................................   3

FINANCIAL HIGHLIGHTS............................................................   4

DESCRIPTION OF THE FUNDS........................................................  10

INVESTMENT INSTRUMENTS..........................................................  12

INVESTMENT PRACTICES............................................................  18

RISK CONSIDERATIONS.............................................................  21

MANAGEMENT OF THE FUNDS.........................................................  26

PURCHASE AND REDEMPTION OF SHARES...............................................  27

EXCHANGE PRIVILEGE..............................................................  29

SHAREHOLDER SERVICES............................................................  30

DIVIDENDS, DISTRIBUTIONS AND TAXES..............................................  31

GENERAL INFORMATION ............................................................  32

                               EXPENSE INFORMATION


SHAREHOLDER TRANSACTION EXPENSES


              Sales Charge Imposed on Purchases                      NONE
              Sales Charge on Dividend Reinvestments                 NONE
              Contingent Deferred Sales Charge                       NONE
              Redemption Fee (1)                                     NONE



ANNUAL FUND OPERATING EXPENSES



                                ALPINE U.S. REAL           ALPINE INTERNATIONAL                ALPINE REALTY
                               ESTATE EQUITY FUND        REAL ESTATE EQUITY FUND            INCOME & GROWTH FUND
                                                                                           (AFTER FEE WAIVER AND
                                                                                               REIMBURSEMENT)
Management Fee                        1.00%                       1.00%                          0.26% (2)
Other Expenses                        0.70%                       0.78%                            1.24%
Total                                 1.70%                       1.78%                          1.50% (3)



EXAMPLE--Estimated Cost to Investors



                                                                                               ALPINE REALTY
                                ALPINE U.S. REAL           ALPINE INTERNATIONAL             INCOME & GROWTH FUND
                               ESTATE EQUITY FUND        REAL ESTATE EQUITY FUND
After 1 year                           $17                         $18                              $15
After 3 years                          $54                         $56                              $47
After 5 years                          $92                         $96                              N/A
After 10 years                        $201                         $209                             N/A


----------
(1) A $5 charge is deducted from redemption proceeds if the proceeds are wired.


(2) The Adviser has agreed to temporarily reimburse a portion of its investment advisory fee for Alpine Realty Income and Growth Fund. Absent this voluntary reimbursement, "Management Fees" as a percentage of daily net assets would be 1.00% for the Class Y shares of Alpine Realty Income & Growth Fund.



(3) The Adviser has voluntarily agreed to waive its fees and to absorb expenses of Alpine Realty Income and Growth Fund to the extent necessary to limit ordinary operating expenses of Class Y shares of the Fund (excluding interest, taxes and brokerage) to 1.50% of average net assets for the first year of the Fund's operations or, if sooner, until total assets of the Fund average $15 million or more for a period of 30 days. Absent this undertaking and assuming that the net assets of Alpine Realty Income and Growth Fund do not reach $15 million for a period of 30 days, estimated total operating expenses for Class Y shares for the current fiscal year would be approximately 2.24% of average net assets.



                  The preceding tables show the estimated annual operating expenses associated with an investment in Class Y shares of each Fund (as a percentage of its average net assets), together with examples of the cumulative effect of estimated expenses on a hypothetical $1,000 investment for periods of 1, 3, 5 and 10 years, assuming: (i) a 5% annual return, and (ii) redemption at the end of each period. The examples should not be considered a representation of past or future expenses or annual return. Actual expenses and annual return may be greater or less than those shown.







                              FINANCIAL HIGHLIGHTS

                  The following tables present, for Class Y shares of Alpine U.S. Real Estate Equity Fund and Alpine International Real Estate Equity Fund, financial highlights for a share outstanding throughout each period indicated. The information in the tables for the five most recent fiscal years for these two Funds has been audited by PricewaterhouseCoopers LLP, the Funds' independent auditors. The following information for both Funds should be read in conjunction with the financial statements and related notes incorporated in each Fund's Statement of Additional Information. Further information about each Fund's performance is contained in its annual report to shareholders, which may be obtained without charge.

                  No financial information for Alpine Realty Income and Growth Fund appears in this prospectus because the Fund is newly formed and had no prior operating history as of the date of this Prospectus.

                       ALPINE U.S. REAL ESTATE EQUITY FUND



                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



                                                                                                                 SEPTEMBER 1,
                                                                                                                   1993 (h)
                                                                    YEAR ENDED SEPTEMBER 30,                       THROUGH
                                                 ---------------------------------------------------------       DECEMBER 31,
                                                 1998      1997 (a)     1996 (a)   1995 (a)   1994 (a)(c)           1993
                                                 ----      --------     --------   --------   -----------           ----

Y CLASS SHARES
NET ASSETS VALUE BEGINNING OF PERIOD YEAR       $ 19.49    $ 12.56      $ 11.44     $10.07     $10.71              $10.00
                                                 ------      -----       ------       ----      ------              -----

INCOME (LOSS) FROM INVESTMENT
OPERATIONS
Net investment income (loss)                       0.13       0.16 (b)     0.24       0.23       0.11                0.04
Net realized and unrealized gain (loss)
    from investments                              (4.32)      8.63         1.29       1.46      (0.75)               0.72
                                                 ------      -----         ----       ----      ------              -----
Total from investment operations                  (4.19)      8.79         1.53       1.69      (0.64)               0.76
                                                 ------      -----         ----       ----      -----               -----

LESS  DISTRIBUTIONS
From net investment income                        (0.15)     (0.28)(b)    (0.20)     (0.20)        --               (0.04)

In excess of net investment income                   --         --           --         --         --               (0.01)

From net realized gain from investments           (2.68)     (1.58)       (0.21)     (0.12)        --                  --
                                                 ------       ----         ----       ----      ------              -----
Total distributions                               (2.83)     (1.86)       (0.41)     (0.32)        --               (0.05)
                                                 ------       ----         ----       ----      ------              -----
NET ASSET VALUE END OF PERIOD                   $ 12.47     $19.49       $12.56     $11.44     $10.07              $10.71
                                                 ------       ----         ----       ----      ------              -----
Total Return (excludes sales charges)            (24.69)%    78.79%       13.57%     17.63%     (5.98)%              7.60%

ANNUALIZED RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)               $25,832    $19,459      $10,601     $9,456     $8,630              $4,610
Ratio of expenses to average net assets            1.70%      1.51%        1.46%      1.50%      1.49%               0.44% (f)
Ratio of interest expense to average
  net assets                                        N/A        N/A         0.04%       N/A        N/A                 N/A
Ratio of net investment income (loss) to
   average net assets                              0.58%      1.10%        2.02%      2.45%      1.60%               1.93% (f)
Ratio of expenses to average net assets (d)         N/A       1.50%         N/A        N/A        N/A                 N/A
Ratio of expenses to average net assets (e)        1.72%      2.26%        2.25%      2.70%      2.65%               3.59% (f)
Ratio of net investment income (loss)
  to average net assets (e)                        0.56%      1.08%        2.00%      2.43%      1.58%               1.91% (f)
Portfolio Turnover (g)                              138%       205%         169%       115%       102%                 17%

----------------


(a) Net investment income is based on average shares outstanding during the period.




(b) The per share amount of net investment income is not in accord with the distributions per share from net investment income due to the timing of sales of Fund shares after the Fund declared its annual income distribution on December 26, 1996. The distribution declared on such date were paid principally from net investment income earned during the previous fiscal year.



(c) For the nine months ended September 30, 1994. The Fund changed its fiscal year end from December 31 to September 30, effective September 30, 1994.



(d) During the period, certain fees were indirectly paid. If such fees indirectly paid had not occurred, the ratios would have been as indicated.



(e) During the period, certain fees were waived or reimbursed. If such fees waived or reimbursed had not occurred, the ratios would have been as indicated.



(f)      Annualized.



(g) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.



(h)      Commencement of class operations.

ALPINE INTERNATIONAL REAL ESTATE EQUITY FUND



                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



                                                       YEAR ENDED OCTOBER 31,               YEAR ENDED    YEAR ENDED
                                               ------------------------------------------  SEPTEMBER 30  SEPTEMBER 30,
                                               1998     1997 (a)   1996 (a)   1995 (a)(b)    1995 (a)    1994 (a)(c)
                                               ----     --------   --------   -----------    --------    -----------
Y CLASS SHARES
NET ASSETS VALUE BEGINNING OF YEAR            $12.97     $12.31     $11.59     $12.13       $13.81        $14.75
                                              ------     ------     ------     ------       ------        ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income (loss)                    0.01      (0.03)      0.01      (0.01)        0.11          0.07

Net realized and unrealized gain (loss)
   from investments                            (0.02)      0.71       0.71      (0.53)       (1.17)        (1.01)
                                              ------     ------     ------     ------       ------        ------
Total from investment operations               (0.01)      0.68       0.72      (0.54)       (1.06)        (0.94)
                                              ------     ------     ------     ------       ------        ------

LESS  DISTRIBUTIONS
From net investment income                    --          (0.02)     --        --            (0.10)       --
From net realized gain from investments       --         --         --         --            (0.52)       --
                                              -------    -------    -------    -------      -------       -------
Total distributions                           --          (0.02)    --         --            (0.62)       --
                                              -------    -------    -------    -------      -------       -------
NET ASSET VALUE END OF YEAR                    $12.96     $12.97     $12.31     $11.59       $12.13        $13.81
                                              -------    -------    -------    -------      -------       -------

Total Return                                   (0.08)%     5.50%      6.20%     (4.50)%      (7.70)%       (6.40)%

ANNUALIZED RATIOS/SUPPLEMENTARY DATA:

Net Assets at end of period (000)            $34,646    $35,234    $47,502     $61,418      $67,645       $132,294
Ratio of expenses to average net assets         1.78%      1.82%      1.62%      1.62%        1.54%         1.46% (f)
Ratio of interest expense to average
  net assets                                     N/A       0.03%      0.03%      0.03%        0.05%         0.08% (f)
Ratio of net investment income (loss)           0.04%     (0.21)%     0.11%      (1.14)%      0.92%         0.56% (f)
  to average net assets
Ratio of expenses to average net assets (d)     1.78%      1.90%      1.67%        N/A          N/A           N/A
Ratio of expenses to average net assets (e)       N/A      1.82%        N/A        N/A          N/A           N/A
Portfolio Turnover (h)                           82%        44%        25%         1%          28%           63%


ALPINE INTERNATIONAL REAL ESTATE EQUITY FUND

                                   FINANCIAL HIGHLIGHTS
                     (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                         YEAR ENDED DECEMBER 31,
                                                ----------------------------------------
                                                1993 (a)   1992 (a)   1991 (a)  1990 (a)
                                                --------   --------   --------  --------
Y CLASS SHARES
NET ASSETS VALUE BEGINNING OF YEAR              $  9.86     $ 9.16     $ 8.10    $10.03
                                                -------     ------     ------    ------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income (loss)                    --           (0.01)     (0.02)    (0.03)
Net realized and unrealized gain (loss)
   from investments                                5.07       0.94       1.08     (1.90)
                                                -------     ------     ------    ------
Total from investment operations                   5.07       0.93       1.06     (1.93)
                                                -------     ------     ------    ------

LESS DISTRIBUTIONS
From net investment income                      --          --         --        --
From net realized gain from investments           (0.18)     (0.23)    --        --
                                                -------     ------     ------    ------
Total distributions                               (0.18)     (0.23)    --        --
                                                -------     ------     ------    ------

NET ASSET VALUE END OF YEAR                     $ 14.75     $ 9.86     $ 9.16    $ 8.10
                                                -------     ------     ------    ------

Total Return                                      51.40%     10.20%     13.10%   (19.20)%

ANNUALIZED RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)              $146,173     $8,618     $7,557    $6,004
Ratio of expenses to average net assets            1.56%      2.00%      2.00%     2.00%
Ratio of interest expense to average                N/A        N/A        N/A       N/A
   net assets
Ratio of net investment income (loss) to           0.03%     (0.10)%    (0.27)%   (0.39)%
   average net assets
Ratio of expenses to average net assets (d)        1.64%      3.72%      3.76%     3.99%
Ratio of expenses to average net assets (e)         N/A        N/A        N/A       N/A
Portfolio Turnover (h)                               88%       245%       207%      325%

 ----------------


(a) Net investment income is based on average shares outstanding during the period.



(b) The Fund changed its year end from September 30 to October 31, effective October 31, 1995.



(c) The Fund changed its year end from December 31 to September 30, effective September 30, 1994.



(d) During the period, certain fees were waived or reimbursed. If such fees waived or reimbursed had not occurred, the ratios would have been as indicated.



(e) During the period, certain fees were indirectly paid. If such fees indirectly paid had not occurred, the ratios would have been as indicated.



(f)      Annualized.



(g)      Not annualized.



(h) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.




ALPINE REALTY INCOME AND GROWTH FUND

                  No financial information for Alpine Realty Income and Growth Fund appears in this Prospectus because the Fund is newly formed and had no prior operating history as of the date of this Prospectus.

                            DESCRIPTION OF THE FUNDS

INVESTMENT OBJECTIVES

                  ALPINE U.S. REAL ESTATE EQUITY FUND is a mutual fund which seeks long-term capital growth. A secondary objective of the Fund is current income.

                  ALPINE INTERNATIONAL REAL ESTATE EQUITY FUND is a mutual fund which seeks long-term capital growth. A secondary objective of the Fund is current income.

                  ALPINE REALTY INCOME AND GROWTH FUND is a mutual fund which seeks a high level of current income. Capital appreciation is a secondary objective. This Fund is newly organized and did not commence operations prior to the date of this Prospectus.

                  A Fund's investment objectives may not be changed without the approval of a majority of its shareholders. There can be no assurance that the investment objectives of the Funds will be achieved.

INVESTMENT POLICIES

                  ALPINE U.S. REAL ESTATE EQUITY FUND invests primarily in the equity securities of U.S. issuers which are principally engaged in the real estate industry or own significant real estate assets. Under normal market conditions, this Fund invests at least 65% of its total assets in these securities.

                  ALPINE INTERNATIONAL REAL ESTATE EQUITY FUND invests primarily in the equity securities of non-U.S. issuers which are principally engaged in the real estate industry or own significant real estate assets. The Fund pursues a flexible strategy of investing in companies throughout the world. However, it is anticipated that the Fund will give particular consideration to investments in the United Kingdom, Western Europe, Australia, Canada, and the Far East (Japan, Hong Kong, Singapore, Malaysia and Thailand). Generally, a substantial portion of the Fund's investments will be denominated in foreign currencies. Under normal market conditions, this Fund invests at least 65% of its total assets in the equity securities of non-U.S. issuers located in at least three foreign countries which are principally engaged in the real estate industry or which own significant real estate assets.

                  ALPINE REALTY INCOME AND GROWTH FUND is a non-diversified investment portfolio that invests primarily in the dividend paying equity securities and debt securities of issuers which are principally engaged in the real estate industry or own significant real estate assets. Under normal market conditions, this Fund invests at least 65% of its total assets in these securities. The Fund is designed for investors who seek income and capital appreciation from investing in real estate related securities.

                  Each Fund concentrates its investments in the securities of companies engaged principally in the real estate industry. These companies include, but are not limited to:

         - equity real estate investment trusts, which pool investors' funds for investment primarily in commercial real estate properties;


         - mortgage real estate investment trusts, which invest pooled funds in real estate related loans;

         -        real estate brokers and developers;

         - companies with substantial real estate holdings, such as paper and lumber producers and hotel and entertainment companies; and

         - real estate equity trusts and limited partnerships which are traded on major exchanges or which are not publicly traded.

                  A Fund may temporarily invest less than 25% of the value of its assets in these securities during periods of adverse economic conditions in the real estate industry.

                  The Funds may invest in equity and debt securities of companies engaged in the real estate industry, debt and equity securities of other companies, and money market instruments. They may also purchase and sell various types of options, financial futures and currency contracts. Each Fund may invest without limit in high quality fixed income securities and money market instruments if, in the opinion of the Adviser, market conditions warrant a temporary defensive investment position.

                  In pursuing their investment objectives, the Funds may use various investment techniques. These techniques may include short sales and borrowing of money for investment purposes (a practice known as "leverage"), subject to certain limitations. Short sales and leverage involve risks and are considered speculative practices.

                  Changes in the values of the Funds' investments will result in changes in the net asset values of shares of the Funds and in investment returns to their shareholders. The success of the Funds will be closely tied to the performance of the real estate industry. For this reason, the investment performance of the Funds may be more volatile than the performance of funds which do not concentrate their investments in a particular sector. The investment performance of the Funds will also be affected by general stock market performance.


                  Alpine Realty Income and Growth Fund is a non-diversified fund. This exposes the Fund to certain risks. See "INVESTMENT PRACTICES -- Diversification/Non-Diversification."


                  You should consider one or more of the Funds as a supplement to an overall investment program and should invest only if you are willing to undertake the risks involved.

                             INVESTMENT INSTRUMENTS

                  The Funds use a variety of investment instruments in pursuing their investment programs. The investments of the Funds may include:


  -  Equity Securities                - Temporary Investments
  -  Real Estate Investment Trusts    - Illiquid Securities
  -  Fixed Income Securities          - Securities of Other Investment Companies
  -  Mortgage-Backed Securities       - Derivative Instruments
  -  Foreign Securities



EQUITY SECURITIES


                  Equity securities include common stocks, preferred stocks and securities convertible into common stocks, such as convertible bonds, warrants, rights and options. The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.

REAL ESTATE INVESTMENT TRUSTS

                  A real estate investment trust ("REIT") is a corporation or a business trust that invests substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities and derives most of its income from rents from real property or interest on loans secured by mortgages on real property.

FIXED INCOME SECURITIES

                  The Funds may invest in bonds and other types of debt obligations of U.S. and foreign issuers. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations which do not pay interest until maturity. Fixed income securities may include:

         -        bonds, notes and debentures issued by corporations;
         - debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities ("U.S. Government Securities");
         -        municipal securities;
         -        mortgage-backed and asset-backed securities;

         - debt securities issued or guaranteed by foreign corporations and foreign governments, their agencies, instrumentalities or political subdivisions, or by government owned, controlled or sponsored entities, including central banks.


                  The Funds may invest in both investment grade and non-investment grade debt securities. Investment grade debt securities have received a rating from Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc. ("S&P") or Moody's Investors Service, Inc. ("Moody's") in one of the four highest rating categories or, if not rated, have been determined by the Adviser to be of comparable quality to such rated securities. Non-investment grade debt securities (typically called "junk bonds") have received a rating from S&P or Moody's of below investment grade, or have been given no rating and are determined by the Adviser to be of a quality below investment grade. Each Fund may invest up to 15% of the value of its total assets in non-investment grade debt securities. However, the Funds may not invest in debt securities rated below Ccc by S&P or Caa by Moody's (or unrated debt securities determined to be of comparable quality by the Adviser). There are no limitations on the maturity of debt securities that may be purchased by the Funds.


MORTGAGE-BACKED SECURITIES

                  Each Fund may invest in mortgage-backed securities issued or guaranteed by the U.S. Government, or one of its agencies or instrumentalities, or issued by private issuers. Mortgage-backed securities in which the Funds may invest include collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). CMOs are debt instruments issued by special purpose entities and secured by mortgages or other mortgage-backed securities, which provide by their terms for aggregate payments of principal and interest based on the payments made on the underlying mortgages or securities. CMOs are typically issued in separate classes with varying coupons and stated maturities. REMICs are mortgage-backed securities as to which the issuers have qualified to be treated as real estate mortgage investment conduits under the Internal Revenue Code of 1986, as amended (the "Code") and have characteristics similar to CMOs. The amount of privately issued mortgage-backed securities that may be purchased by a Fund may not exceed 10% of the value of its total assets, and the securities of any one such issuer purchased by the Fund may not exceed 5% of the value of its total assets.

                  Each Fund may also invest in "stripped" mortgage-backed securities. These are securities which operate like CMOs but entitle the holder to disproportionate interests with respect to the allocation of interest or principal on the underlying mortgages or securities. A stripped mortgage-backed security is created by the issuer separating the interest and principal on a mortgage pool to form two or more independently traded securities. The result is the creation of classes of discount securities which can be structured to produce faster or slower prepayment expectations based upon the particular underlying mortgage interest rate payments assigned to each class. These obligations exhibit risk characteristics similar to mortgage-backed securities generally and zero coupon securities. The prices of these securities are more volatile than the prices of debt securities which make periodic payments of interest.

FOREIGN SECURITIES

                  Alpine International Real Estate Equity Fund may invest without limit in foreign securities. Alpine U.S. Real Estate Equity Fund may invest up to 15% of the value of its total assets in foreign securities. Alpine Realty Income and Growth Fund may invest up to 35% of the value of its total assets in such securities. Investments in foreign securities may include direct investments in securities of foreign issuers and investments in depository receipts (such as American Depository Receipts) that represent indirect interests in securities of foreign issuers.

                  The purchase of securities denominated in foreign currencies will subject the value of a Fund's investments in those securities to fluctuations due to changes in foreign exchange rates. To hedge against the effects of changes in foreign exchange rates, each Fund may enter into forward foreign currency exchange contracts ("forward contracts"). Forward contracts represent agreements to exchange an amount of currency at an agreed upon future date and rate. A Fund will generally use forward contracts only to "lock in" the price in U.S. dollars of a foreign security that the Fund plans to purchase or to sell. In certain cases, these contracts may be used to hedge against an anticipated substantial decline in the price of a foreign currency against the U.S. dollar. Such a decline would adversely affect the U.S. dollar value of foreign securities held by a Fund. Forward contracts will not be used in all cases and, in any event, cannot completely protect the Funds against all changes in the values of foreign securities resulting from fluctuations in foreign exchange rates. There are no limitations on the use of forward contracts by Alpine International Real Estate Equity Fund or Alpine Realty Income and Growth Fund. Alpine U.S. Real Estate Equity Fund will not enter into a forward contract if, as a result, forward contracts would represent more than 15% of its total assets.

TEMPORARY INVESTMENTS

                  For defensive purposes, each Fund may temporarily invest all or a substantial portion of its assets in high quality fixed income securities and money market instruments, or may temporarily hold cash in such amounts as the Adviser deems appropriate. Fixed income securities will be deemed to be of high quality if they are rated "A" or better by S&P or the corresponding rating by Moody's or, if unrated, are determined to be of comparable quality by the Adviser. Money market instruments are high quality, short-term fixed income obligations (which generally have remaining maturities of one year or less), and may include:

         -        U.S. Government Securities;

         -        commercial paper;

         - certificates of deposit and bankers' acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation;

         -        repurchase agreements for U.S. Government Securities;

         -        short-term obligations of foreign issuers denominated in U.S.
                  dollars and traded in the U.S.; and

         -        repurchase agreements.

                  Repurchase agreements are agreements under which a Fund purchases securities from a bank or a securities dealer that agrees to repurchase the securities from the Fund at a higher price on a designated future date. If the seller under a repurchase agreement becomes insolvent, the Fund's right to dispose of the securities may be restricted, or the value of the securities may decline before the Fund is able to dispose of them. In the event of the bankruptcy or insolvency of the seller, the Fund may encounter delay and incur costs, including a decline in the value of the securities, before being able to sell the securities. If the seller defaults, the value of the securities may decline before the Fund is able to dispose of them. If a Fund enters into a repurchase agreement that is subject to foreign law and the other party defaults, the Fund may not enjoy protections comparable to those provided to most repurchase agreements under U.S. bankruptcy law, and may suffer delays and losses in disposing of the collateral. The Funds have adopted procedures designed to minimize the risks of loss from repurchase agreements.

ILLIQUID SECURITIES

                  Each Fund may invest in illiquid securities. These are securities that have legal or contractual restrictions on resale, securities that are not readily marketable, and repurchase agreements maturing in more than seven days. The inability of a Fund to dispose of illiquid investments readily or at a reasonable price could impair the Fund's ability to sell its investment or to raise cash for redemptions or other purposes. Illiquid securities include certain restricted securities which have not been registered under the Securities Act of 1933 and cannot be resold without registration or an exemption from registration. However, restricted securities that are eligible for resale pursuant to Rule 144A under the Securities Act, and have been determined to be liquid by the Adviser using procedures adopted by the Board of Trustees of the Trust, will not be considered to be illiquid.


                  Each Fund may each invest up to 15% of its net assets in illiquid securities; however, Alpine U.S. Real Estate Equity Fund and Alpine Realty Income and Growth Fund may not invest more than 10% of their net assets in repurchase agreements maturing in more than seven days.



SECURITIES OF OTHER INVESTMENT COMPANIES


                  Each Fund may invest in the securities of other registered, open-end investment companies that have investment objectives and policies similar to its own. The Funds may also purchase shares of money market funds that invest in U.S. Government Securities and repurchase agreements, in lieu of purchasing money market instruments directly. Any investment by a Fund in the securities of other investment companies, including money market funds, will be subject to the limitations on such investments contained in the Investment Company Act of 1940 (the "1940 Act"). The Funds, as investors in another investment company, will indirectly bear the fees and expenses of that company, which will be in addition to the fees and expenses of the Funds.

DERIVATIVE INVESTMENTS

                  The Funds may use certain derivative instruments in connection with their investment activities. These include:


     - Options on Securities             -  Options on Foreign Currencies
     - Options on Securities Indices     -  Futures Contracts



                  These instruments derive their performance, at least in part, from the performance of an underlying asset or index.


                  OPTIONS ON SECURITIES. Each Fund may purchase call and put options on securities to seek capital growth or for hedging purposes. The Funds may also write and sell covered call and put options for hedging purposes. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time before the expiration of the option. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time before the expiration of the option.

                  A call option written by a Fund is "covered" if the Fund owns the underlying security or holds related securities (i.e., securities whose price movements correlate to the price movements of the securities underlying the option) during the term of the option. By writing a covered call option, a Fund forgoes the opportunity to realize any appreciation in the market price of the underlying security above the exercise price and incurs the risk of having to continue to hold a security that it might otherwise determine to sell based on investment considerations. A put option written by a Fund is "covered" if the Fund maintains at all times cash or liquid securities having a value equal to the option exercise price in a segregated account with the Fund's custodian, or if the Fund has bought and holds a put on the same security (and on the same amount of securities) where the exercise price of the put held by the Fund is equal to or greater than the exercise price of the put written by the Fund. By writing a put option, a Fund is exposed to the risk, during the term of the option, of a decline in the price of the underlying security which the Fund would be required to purchase at a higher price. Writing options provides a hedge only to the extent of the premium a Fund receives from the purchaser of the option.

                  Each Fund may also invest in so-called "synthetic" options or other options and derivative instruments written by broker-dealers, including options on baskets of specified securities. Synthetic options transactions involve the use of two financial instruments that, together, have the economic effect of an options transaction. The risks of synthetic options are generally similar to the risks of actual options, with the addition of increased market risk, liquidity risk, counterparty credit risk, legal risk and operations risk.

                  Options transactions may be effected on domestic and foreign securities exchanges or in the over-the-counter market. Options positions may be of the American or the European variety. An American style option may be exercised by the holder at any time after it is purchased until it expires. A European style option may be exercised only on its expiration date. When options are purchased over-the-counter, a Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. In addition, the Fund may have difficulty closing out its positions in over-the-counter and synthetic options, which could result in losses to the Fund. Over-the-counter option positions and various derivative instruments may be illiquid and, in such cases are subject to the limitations on the purchase of illiquid securities by the Funds.

                  Each Fund may invest up to 10% of the value of its total assets, represented by premiums paid, to purchase call and put options on securities and securities indices. A Fund may not write covered call and put options on securities and securities indices with aggregate exercise prices in excess of 15% of the value of its assets.


                  OPTIONS ON SECURITIES INDICES. Each Fund may purchase and write options on stock indices (such as the S&P 500 Index) listed on domestic or foreign securities exchanges or traded in the over-the-counter market for hedging purposes. A stock index fluctuates with changes in the market values of the stocks included in the index. A put option on an index may be purchased to hedge against a general decline in the stock market or in a particular market segment or industry. A call option on an index may be purchased in an attempt to reduce the risk of missing a general market advance or an increase in the prices of securities within a particular market segment or industry. Options on stock indices written by the Funds must be "covered." An index option is covered if a Fund segregates in a separate account with its custodian cash or liquid securities with a value equal to its obligations under the option or if it holds an option on the same index (and in the same amount) with an exercise price equal to, or less than in the case of a call or greater than in the case of a put, the exercise price of the option written.


                  The effectiveness of purchasing or writing stock index options for hedging depends upon the extent to which price movements of securities held by a Fund correlate with price movements of the stock index selected. Whether a Fund realizes a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Successful use of options on stock indexes depends on the Adviser's ability to anticipate correctly movements in the direction of the stock market generally or of a particular industry or market segment. This requires skills and techniques that differ from those used in making decisions to purchase and sell particular securities.

                  OPTIONS ON FOREIGN CURRENCIES. The Funds may purchase and write options on foreign currencies to protect against declines in the U.S. dollar value of foreign securities or in the U.S. dollar value of dividends or interest expected to be received on those securities. These transactions may also be used to protect against increases in the U.S. dollar cost of foreign securities to be acquired by the Funds. Writing an option on foreign currency is only a partial hedge, up to the amount of the premium received, and the Funds could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. Certain options on foreign currencies are traded in the over-the-counter market and involve liquidity and credit risks that may not be present in the case of exchange traded currency options. A Fund may not purchase a foreign currency option if, as a result, premiums paid on foreign currency options then held by the Fund would represent more than 5% of the Fund's net assets.

                  FUTURES CONTRACTS. Each Fund may buy and sell financial futures contracts and related options. A financial futures contract is an agreement between two parties to buy or sell a specified instrument (such as currency or an index of securities) at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A futures contract on a foreign currency is an agreement to buy or sell a specified amount of a currency for a specified price on a future date. The Funds may use financial futures contracts and related options for "bona fide hedging" purposes, as such term is defined in applicable regulations of the Commodity Futures Trading Commission. Each Fund is also permitted to enter into such contracts and options for non-hedging purposes; however, the aggregate initial margin deposits plus premiums paid by a Fund for open futures positions, less the amount by which any such positions are "in-the-money," may not exceed 5% of the Fund's total assets.

                              INVESTMENT PRACTICES

                  The Funds use a variety of investment practices in pursuing their investment programs. These practices include:



      - Short Sales                           - Lending of Portfolio Securities
      - When Issued and Delayed Delivery      - Cross Hedging
        Transactions
      - Borrowing



SHORT SALES


                  Each of the Funds may effect short sales of securities. A short sale involves the sale of a security that a Fund does not own in anticipation of purchasing the same security (or a security exchangeable therefor) at a later date at a lower price. The Fund selling short must borrow the security sold short and will be obligated to return the security to the lender. This is accomplished by a later purchase of the security by the Fund to close its short position. When a Fund effects a short sale, it must maintain collateral in a segregated account consisting of cash or liquid securities with a value equal to the current market value of the securities sold short. A Fund may not sell a security short if, as a result of that sale, the current value of securities sold short by that Fund would exceed 10% of the value of the Fund's net assets.

                  The use of short sales is considered a speculative investment practice. The limited use of this practice, however, permits the Funds to pursue opportunities to profit from anticipated declines in the prices of particular securities which in the view of the Adviser are overvalued or are likely to be adversely affected by particular trends or events.

                  The Funds may also effect short sales "against the box" to hedge against a decline in the value of a security owned by the Fund. These transactions are not subject to the 10% limitation described above. However, if a Fund effects a short sale against the box, it will set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and hold those securities while the short sale is outstanding.


WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS


                  The Funds may purchase and sell securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Funds purchase securities with payment and delivery scheduled for a future time. A seller's failure to complete a transaction of this type may cause a Fund to miss obtaining a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase price paid by a Fund. A Fund may dispose of a commitment before settlement if the Adviser deems it appropriate, and may realize a short-term profit or loss. When a Fund enters into a when-issued or delayed delivery transaction, it will "cover" its position by maintaining in a segregated account with the Fund's custodian, cash or liquid securities held by the Fund having a value (determined daily) equal to or greater than the purchase commitment or delivery obligation of the Fund.

BORROWING

                  The Funds may borrow money from banks for investment purposes. This practice, which is known as "leverage," permits the Funds to purchase a greater amount of securities than would otherwise be possible. The use of leverage will increase investment returns if the additional securities purchased increase in value in an amount exceeding the interest and other costs incurred in connection with the borrowing. However, if the purchased securities decrease in value, a Fund will suffer a loss exceeding the loss that would have resulted if leverage had not been used. For this reason, the use of leverage increases investment risk and is considered a speculative practice.

                  The Funds may also borrow by entering into reverse repurchase agreements. In these transactions, a Fund agrees to sell portfolio securities to a financial institution such as a bank or broker-dealer, and to repurchase them at a mutually agreed upon date and price. When a Fund enters into a reverse repurchase agreement, it will place in a segregated custodian account cash, U.S. Government Securities or other securities having a value at least equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price of those securities.

                  Each Fund may borrow money for investment purposes and enter into reverse repurchase agreements in an amount up to 10% of the value of its total assets. The Funds may also borrow for temporary, extraordinary or emergency purposes. However, a Fund's total borrowings

(including borrowings through reverse repurchase agreements) may not exceed 33 1/3% of its total assets.

LENDING OF PORTFOLIO SECURITIES

                  In order to generate income, the Funds may lend portfolio securities to brokers, dealers and other financial institutions. When a Fund lends securities it will receive collateral, generally in the form of cash or U.S. Government Securities, and will earn interest on this collateral. While securities are on loan, the borrower will pay the Fund any income or dividends paid on the loaned securities. A Fund has the right to call a loan and obtain the securities loaned at any time. The Funds may pay reasonable fees in connection with securities loans. A Fund may not lend a security if, as a result, the amount of securities loaned by the Fund would exceed 30% of the value of its total assets. In addition, loans must be collateralized by cash or U.S. Government Securities that are maintained in an amount equal to at least 100% of the current market value of the securities loaned, including accrued interest.

CROSS HEDGING

                  The Funds may use cross hedging to hedge against foreign currency risks. A cross hedge is accomplished by entering into a forward contract or other arrangement with respect to one foreign currency for the purpose of hedging against a possible decline in the value of another foreign currency in which certain portfolio instruments of a Fund are denominated. The Adviser may enter into a cross hedge, rather than hedge directly, when the rates for forward contracts, options, futures contracts or options on futures contracts relating to the currency in which the cross hedge is effected are more favorable than rates for similar instruments denominated in the currency that is to be hedged. A cross hedge requires that there be a high degree of correlation between the two currencies with respect to their movement against the U.S. dollar. Cross hedges may be effected using the various instruments the Funds are authorized to purchase and sell. A cross hedge cannot protect against exchange rate risks perfectly, and if the Adviser is incorrect in its judgment of exchange rate relationships, a Fund could be in a less advantageous position than if a hedge had not been established.

DIVERSIFICATION/ NON-DIVERSIFICATION

                  Alpine U.S. Real Estate Equity Fund and Alpine International Real Estate Equity Fund are "diversified" funds. This means that, with respect to 75% of their total assets, these Funds may not purchase a security, other than U.S. Government Securities, if as a result of such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of any one issuer or the Fund would own more than 10% of the voting securities of any one issuer. Diversifying a Fund's investment portfolio by limiting the amount of money invested in any one issuer reduces investment risk.

                  Alpine Realty Income and Growth Fund is a "non-diversified" fund. This means that the Fund is not subject to the provisions of the 1940 Act that limit the percentage of assets that may be invested in the securities of a single issuer. However, the Fund intends to comply with the diversification requirements imposed by the Code, which require that the Fund be diversified with respect to 50% of its assets. The portfolio of Alpine Realty Income and Growth Fund may nonetheless be less diversified than the portfolios of investment companies which are "diversified" as defined by the 1940 Act. As a result, the value of shares of the Fund may be more adversely affected by developments affecting a single issuer than would be the case if the Fund's portfolio was broadly diversified.

PORTFOLIO TURNOVER

                  The Funds may engage in short-term trading strategies and securities may be sold without regard to the length of time held when, in the opinion of the Adviser, investment considerations warrant such action. These policies, together with the ability of the Funds to effect short sales of securities and to engage in transactions in options and futures, may have the effect of increasing the annual rate of portfolio turnover of the Funds. However, it is expected that the annual portfolio turnover rate of a Fund will not exceed 150%. A high portfolio turnover rate will result in greater brokerage commissions and transaction costs. It may also result in greater realization of gains, which may include short-term gains taxable at ordinary income tax rates.

INVESTMENT RESTRICTIONS

                  The Funds have adopted various restrictions on their investment practices. These include the policies and restrictions described in this Prospectus, as well as additional restrictions described in the Statement of Additional Information. Unless otherwise stated, each investment restriction applies at the time of the investment or transaction. Certain restrictions and investment policies may be changed without shareholder approval. However, other policies and restrictions, including the diversification policies of the Funds are fundamental policies which may not be changed without the approval of a majority of a Fund's shareholders.

                               RISK CONSIDERATIONS

                  You should consider the risks of a Fund's investment program in deciding whether to invest in that Fund.

GENERAL

                  The total return and net asset value of each Fund will fluctuate. These fluctuations may be substantial. In part, investment return depends on the Adviser's ability to identify investments and to implement investment strategies that are successful. The Funds' investment performance also depends on general market conditions and, in particular, the market for securities of real estate related companies. There can be no assurance given that a Fund will achieve its investment objective or have investment performance that is comparable to the stock market as a whole.

                  As a non-diversified fund, Alpine Realty Income and Growth Fund is subject to greater risks than a fund that diversifies its investments.

REAL ESTATE COMPANIES

                  Because the Funds concentrate their investments in the real estate industry, their portfolios may experience more volatility and be exposed to greater risk than the portfolios of many other mutual funds. Risks associated with investment in securities of companies in the real estate industry include: declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, variations in rental income, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates. In addition, equity REITs may be affected by changes in the value of the underlying properties owned by the trusts, while mortgage REITs may be affected by the quality of credit extended. Equity and mortgage REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Code. In the event an issuer of debt securities collateralized by real estate defaults, a Fund could end up holding the underlying real estate. The values of securities of companies in the real estate industry may go through cycles of relative under-performance and out-performance in comparison to equity securities markets in general.

SMALLER COMPANIES

                  The Funds may invest in the securities of issuers having smaller market capitalizations. The investment risks associated with securities of smaller companies are generally greater than those associated with the securities of larger, well-established companies. Smaller companies often are of more recent formation than other companies and may have limited product lines, distribution channels and financial and managerial resources. Also, there is often less publicly available information concerning smaller companies than there is for larger, more established issuers. The equity securities of smaller companies are often traded over-the-counter and may not be traded in the volume typical for securities that are traded on a national securities exchange. Consequently, the Funds may be required to dispose of these securities over a longer period of time (and potentially at less favorable prices) than would be the case for securities of larger companies. In addition, the prices of the securities of smaller companies may be more volatile than those of larger companies.

FOREIGN SECURITIES

                  Investments in foreign securities involve certain risks. There may be more limited information publicly available concerning foreign issuers than would be with respect to domestic issuers. Different accounting standards may be used by foreign issuers, and foreign trading markets may not be as liquid as U.S. markets. Foreign securities also involve such risks as currency fluctuation risk, possible imposition of withholding or confiscatory taxes, possible currency transfer restrictions, expropriation or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. These risks may be greater in emerging markets and in less developed countries. Alpine International Real Estate Equity Fund normally invests primarily in foreign securities and for this reason it will be most susceptible to losses attributable to these risks.

EMERGING MARKETS

                  Foreign securities purchased by the Funds may include the securities of companies which operate primarily in emerging market countries. The economies of individual emerging countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Also, the economies of developing countries generally are heavily dependent on international trade and may be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also may be adversely affected by economic conditions in the countries with which they trade.

                  Prior governmental approval for foreign investments may be required under certain circumstances in some emerging market countries, and the extent of foreign investment in certain debt securities and domestic companies may be subject to limitation in other emerging countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging countries to prevent, among other concerns, violation of foreign investment limitations. Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration or approval in some emerging countries. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental registration or approval for such repatriation. Any investment subject to such repatriation controls will be considered illiquid if it appears reasonably likely that this process will take more than seven days.

                  With respect to any emerging country, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, governmental regulation, social instability or diplomatic developments (including war) which could adversely affect the economics of such countries or the value of the Funds' investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside of the U.S.

FIXED INCOME SECURITIES

                  Fixed income securities are subject to credit risk and market risk. Credit risk is the risk of the issuer's inability to meet its principal and interest payment obligations. Market risk is the risk of price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. Securities having longer maturities generally involve greater risk of fluctuations in value resulting from changes in interest rates. Lower grade debt securities are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade debt securities to make principal and interest payments than is the case for higher grade debt securities. An economic downturn affecting an issuer of non-investment grade debt securities may result in an increased incidence of default. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities.

LENDING OF PORTFOLIO SECURITIES

                  When a Fund lends portfolio securities, there is a risk that the securities may not be returned to a Fund on a timely basis. A Fund may incur a loss if the borrower of securities files for bankruptcy or becomes insolvent. In such a case, the return of the securities to a Fund may be delayed by court action and the Fund could possibly suffer a loss if the value of the loaned securities exceeds the value of collateral held by the Fund. The Adviser monitors the creditworthiness of borrowers in light of these risks.

SHORT SALES AND LEVERAGE

                  Short sales of securities by a Fund involve the risk that the security sold short may increase in value before the Fund purchases it to close its short position. A Fund will incur a loss if the market price of securities sold short increases. Because there is no limit on the amount the market price of the security can increase, short sales theoretically involve the potential for unlimited loss and is considered a speculative practice. The Funds will incur transaction costs, including interest expense, in connection with opening, maintaining and closing short sales.

                  The use of leverage involves the risk that securities purchased with borrowed money may decrease in value, and the Fund could incur a loss. Use of leverage is, therefore, considered to be a speculative investment practice.

DERIVATIVES

                  The use of options, futures and other derivative instruments by the Funds can increase the volatility of the Funds' net asset values, can decrease the liquidity of the Funds' portfolios and make pricing portfolio securities more difficult. Derivatives may entail investment exposures that are greater than their costs would suggest, meaning that a small investment could have a large potential positive or negative impact on a Fund's net asset value per share or investment performance. If a Fund invests in derivatives at inappropriate times or if the Adviser judges market conditions incorrectly, derivative investments may lower investment return or result in losses. Changes in the liquidity of the secondary markets in which derivatives may trade could result in significant, rapid and unpredictable changes in prices, which could also cause losses to the Funds.

                  The purchase and sale of futures contracts and related options involve risks different from those involved with direct investments in securities. While utilization of futures contracts and similar instruments may be advantageous to the Funds, if the Adviser is not successful in employing such instruments in managing the Funds' investments or in predicting market changes, investment performance will be worse than if the Funds did not make such investments. It is possible that there will be imperfect correlation, or even no correlation, between price movements of the investments being hedged and the options or futures used. It is also possible that a Fund may be unable to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or that a Fund may need to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with its futures transactions. In some situations, a Fund may be unable to close out or liquidate its hedged position. In addition, the Funds will pay commissions and incur other costs in connection with transactions in futures contracts and related options, which may increase the expenses of the Funds.

YEAR 2000


                  Many computer software systems in use today recognize dates using a two-digit year code. These systems cannot distinguish between years preceding the year 2000 and years beginning after 1999. This is known as the "Year 2000" problem. Most of the services provided to the Funds depend on the smooth functioning of computer systems. Any failure to adapt these systems prior to the year 2000 could interfere with the proper operations of the Funds. The principal service providers to the Funds have advised the Trust that they are working to implement necessary changes to their systems and that they expect their systems to be adapted in time. However, there can be no assurance of success. In addition, because the Year 2000 problem affects virtually all organizations, companies in which the Funds invest could be adversely impacted by this issue. The extent of the impact of Year 2000 problems on the Funds cannot be predicted.


CONVERSION TO THE EURO


                  On January 1, 1999, the European Union will introduce a single European currency, the Euro. On that date, the first phase of the conversion of the existing currencies (known as "legacy currencies") of eleven participating European Union member countries will begin and the Euro will become the currency of Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain (the "participating countries"). The legacy currencies of the participating countries will remain in circulation, but their valuation will be determined only in relation to the Euro. On January 1, 2002, Euro bills and coins will be introduced. During a transition period from January 1, 1999 until June 30, 2002, the legacy currencies will continue to circulate. On July 1, 2002, the legacy currencies will no longer be accepted as legal tender.


                  The expected introduction of the Euro presents unique uncertainties, including: whether the payment and operational systems of banks and other financial institutions will be ready for the scheduled launch date; the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to legacy currencies rather than the Euro; and the creation of suitable clearing and settlement payment systems for the new currency. These or other factors, including political and economic risks, could cause market disruptions before or after the introduction of the Euro. The principal service providers to the Funds have advised the Trust that they are taking steps to address Euro-related issues.

                             MANAGEMENT OF THE FUNDS

                  The management of each Fund is supervised by the Board of Trustees of Alpine Equity Trust (the "Trust"). Alpine Management & Research, LLC (the "Adviser") serves as the investment adviser of the Funds.


                  The Adviser was formed on December 3, 1997, as a Delaware limited liability company. The Adviser is located at 122 East 42nd Street, 37th Floor, New York, New York 10168, and provides investment advisory and management services to the Funds and other advisory clients. All of the Adviser's client accounts are invested principally in real estate securities. The members of the Adviser are Messrs. Samuel A. Lieber, who is the controlling person of the Adviser, and Marc R. Halle.



                  Mr. Lieber is the portfolio manager for the Alpine U.S. Real Estate Equity Fund and Alpine International Real Estate Equity Fund and the co-manager of the Alpine Realty Income and Growth Fund. Prior to the organization of the Adviser, Mr. Lieber was a Portfolio Manager with Evergreen Asset Management Corp., the former adviser of Alpine U.S. Real Estate Equity Fund and Alpine International Real Estate Equity Fund, since 1985.



                  Mr. Halle is the portfolio manager of the Alpine Realty Income and Growth Fund and associate portfolio manager of the Alpine U.S. Real Estate Equity Fund. Prior to the organization of the Adviser, Mr. Halle was a Real Estate Analyst with Evergreen Asset Management Corp., the former adviser of Alpine U.S. Real Estate Equity Fund and Alpine International Real Estate Equity Fund, since 1994.



                  As investment adviser to the Funds, the Adviser manages the Funds' investments and is responsible for providing the Funds with certain other services. Alpine U.S. Real Estate Equity Fund and Alpine Realty Income and Growth Fund each pay the Adviser a monthly fee computed at the annual rates of 1% of the average daily net assets of the Fund on the first $750 million of assets, 0.9% of average daily net assets on an annual basis on the next $250 million in assets, and 0.8% of average daily net assets on assets in excess of $1 billion. Alpine International Real Estate Equity Fund pays the Adviser a monthly fee computed at the annual rate of 1% of the average daily net assets of the Fund. The advisory fees paid by the Funds are higher than those paid by most other mutual funds, but are comparable to the fees paid by many funds with similar investment objectives and policies. The total estimated expenses of the Funds as a percentage of their average daily net assets on an annual basis are set forth in the section entitled "EXPENSE INFORMATION."

                        PURCHASE AND REDEMPTION OF SHARES

HOW TO BUY SHARES

                  Investors may purchase Class Y shares of the Funds at net asset value by mail or wire as described below or through your financial intermediary. The Funds impose no sales charges on Class Y shares. Class Y shares are the only class of shares offered by this Prospectus. The minimum initial investment is $1,000, which may be waived in certain situations. There is no minimum for subsequent investments. Investors may make subsequent investments by establishing a Systematic Investment Plan or a Telephone Investment Plan. Shares will be issued at the net asset value per share next computed after the receipt of a request to purchase shares, together with payment in the amount of the purchase.

                  PURCHASES BY MAIL OR WIRE. To make an initial purchase of Class Y shares, complete the Share Purchase Application and mail it, together with a check made payable to the Fund whose shares are being purchased, to the Alpine Funds at P.O. Box 182212, Columbus, Ohio 43218-2212. Checks not drawn on U.S. banks will be subject to foreign collection, which will delay an investor's investment date, and will be subject to processing fees. The Funds does not accept third party checks.

                  When making subsequent investments, an investor should either enclose the return remittance portion of the statement, or indicate on the face of the check, the name of the Fund in which the investment is to be made, the exact title of the account, the address, and the Fund account number. Purchase requests should not be sent to a Fund in New York.

                  Initial investments may also be made by wire by (i) calling the Alpine Funds at 888-785-5578 for an account number and (ii) instructing your bank, which may charge a fee, to wire federal funds to Huntington National Bank, as follows: Huntington National Bank, Columbus, Ohio, ABA No. 044000024, Account No. 01899611515. The wire must include references to the Fund in which an investment is being made, account registration, and the account number. A complete Share Purchase Application must also be sent to the Alpine Funds indicating that the shares have been purchased by wire, giving the date the wire was sent and referencing the account number. Subsequent wire investments may be made by existing shareholders by following the instructions outlined above. It is not necessary, however, for existing shareholders to call for another account number.


                  HOW THE FUNDS VALUE THEIR SHARES. The net asset value of each class of shares of each Fund is calculated by dividing the value of the Fund's net assets attributable to that class by the number of outstanding shares of that class. Net asset value is determined each day the New York Stock Exchange (the "NYSE") is open as of the close of regular trading (normally, 4:00 p.m., Eastern time). In computing net asset value, portfolio securities of each Fund are valued at their current market values determined on the basis of market quotations. If market quotations are not readily available, securities are valued at fair value as determined by the Board of Trustees of the Trust. Non-dollar denominated securities will be valued as of the close of the NYSE at the closing price of such securities in their principal trading market, but may be valued at fair value if subsequent events occurring before the computation of net asset value materially have affected the value of the securities.

                  ADDITIONAL PURCHASE INFORMATION. If a purchase is canceled due to nonpayment or because an investor's check does not clear, the investor will be responsible for any loss a Fund or the Adviser incurs. If the investor is an existing shareholder of any of the Funds, a Fund may redeem shares from an investor's account in any of the Funds to reimburse the Fund or the Adviser for any loss. In addition, the investor may be prohibited or restricted from making further purchases in the Funds.

                  Shares of the Funds may also be purchased through certain brokers or other financial intermediaries which may impose certain transaction fees and other charges in connection with the purchase or redemption of shares. These fees and charges are not imposed by the Funds.

HOW TO REDEEM SHARES

                  You may redeem shares of the Funds on any day the NYSE is open, either directly or through your financial intermediary. The price you will receive is the net asset value next computed after the Fund receives your redemption request in proper form. Proceeds generally will be sent to you within seven days. However, for shares recently purchased by check, a Fund will not send redemption proceeds until it is reasonably satisfied that the check has been collected (which may take up to ten days). Once a redemption request has been telephoned or mailed, it is irrevocable and may not be modified or canceled. Redemption requests received after 4:00 p.m. (Eastern time) will be processed using the net asset value determined on the next business day. Financial intermediaries may charge a fee for handling redemption requests.

                  REDEEMING SHARES DIRECTLY BY MAIL OR TELEPHONE. Shares may be redeemed by sending a signed letter of instruction or stock power form to the Alpine Funds, P.O. Box 182212, Columbus, Ohio 43218-2212. Stock power forms are available from your financial intermediary, the Alpine Funds, and many commercial banks. Additional documentation is required for the redemption of shares by corporations, financial intermediaries, fiduciaries and surviving joint owners. Signature guarantees are required for all redemption requests for shares with a value of more than $50,000 or where the redemption proceeds are to be mailed to an address other than that shown in the account registration. A signature guarantee must be provided by a bank or trust company (not a Notary Public), a member firm of a domestic stock exchange or by another financial institution whose guarantees are acceptable to the Funds' transfer agent.

                  Shareholders may redeem amounts of $1,000 or more from their accounts by calling the phone number on the front page of this Prospectus between the hours of 8:00 a.m. and 9:00 p.m. (Eastern time) each business day (i.e., any weekday exclusive of days on which the NYSE is closed). The NYSE is closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

                  Redemption requests must include the shareholder's account name, as registered with a Fund, and the account number. During periods of unusual economic or market changes, shareholders may experience difficulty in effecting telephone redemptions. Shareholders who are unable to reach a Fund by telephone should follow the procedures outlined above for redemption by mail.

                  The telephone redemption service is not automatically made available to shareholders. Shareholders wishing to use the telephone redemption service must indicate this on the Share Purchase Application and choose how the redemption proceeds are to be paid. Redemption proceeds will either be (i) mailed by check to the shareholder at the address in which the account is registered or (ii) wired to an account with the same registration as the shareholder's account in a Fund at a designated commercial bank. A $5 charge is deducted from redemption proceeds if the proceeds are wired. This charge is subject to change without notice. A shareholder who decides later to use this service, or to change instructions already given, should send a written request to the Alpine Funds at P.O. Box 182212, Columbus, Ohio 43218-2212, with the shareholder's signature guaranteed by a bank or trust company (not a Notary Public), a member firm of a domestic stock exchange or by another financial institution whose guarantees are acceptable to the Funds' transfer agent. Shareholders should allow approximately ten business days for the form to be processed.

                  The Funds employ reasonable procedures to verify that telephone redemption requests are genuine. These procedures include requiring some form of personal identification prior to acting upon instructions and tape recording of conversations. If these procedures are followed, the Funds and their agents will not be liable for any losses due to unauthorized or fraudulent instructions. Each Fund reserves the right to refuse a telephone redemption request, if it is believed advisable to do so. The telephone redemption option may be suspended or terminated at any time without notice.

                  GENERAL. The redemption of shares is a taxable transaction for Federal income tax purposes. Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by Federal securities law. The Funds reserve the right to close an account that as a result of one or more redemptions has remained below $1,000 for thirty days. Shareholders will receive sixty days' written notice to increase the account value before the account is closed. Although in unusual circumstances the Funds may pay the redemption amount in-kind through the distribution of portfolio securities, they are obligated to redeem shares solely in cash, up to the lesser of $250,000 or 1% of a Fund's total net assets during any ninety day period for any one shareholder.

                               EXCHANGE PRIVILEGE


                  HOW TO EXCHANGE SHARES. You may exchange some or all of your shares of a Fund for shares of the Class Y shares of one of the other Funds through your financial intermediary, or by telephone or mail as described below. Each exchange involves the redemption of shares of one Fund and the purchase of shares of another Fund. Once an exchange request has been telephoned or mailed, it is irrevocable and may not be modified or canceled. Exchanges are made on the basis of the relative net asset value of the shares exchanged next determined after an exchange request is received. An exchange which represents an initial investment in another mutual fund is subject to the minimum investment and suitability requirements of each Fund. Financial intermediaries may charge a fee for effecting an exchange.

                  The Funds each have different investment objectives and policies. An exchange is treated for Federal income tax purposes as a redemption and purchase of shares and may result in the realization of a capital gain or loss. Shareholders are limited to five exchanges per calendar year, with a maximum of three per calendar quarter. The exchange privilege may be modified or discontinued at any time by the Funds upon sixty days' notice to shareholders and is only available in states in which shares of the Fund being acquired may lawfully be sold.

                  EXCHANGES BY TELEPHONE AND MAIL. You may exchange shares with a value of $1,000 or more by telephone by calling 888-785-5578. Exchange requests received after 4:00 p.m. (Eastern time) will be processed using the net asset value determined on the next business day. You may also exchange shares by mail by following the procedures for written redemption requests (however, no signature guarantee is required). During periods of unusual economic or market changes, shareholders may experience difficulty in effecting telephone exchanges. You should follow the procedures for exchanges by mail if you are unable to reach the Funds by telephone. If you wish to use the telephone exchange service you should indicate this on the Share Purchase Application.

                  The Funds employ reasonable procedures to verify that telephone exchange instructions are genuine. If these procedures are followed, the Funds and their agents will not be liable for any losses due to unauthorized or fraudulent instructions. A telephone exchange may be refused by a Fund if it is believed advisable to do so. Procedures for exchanging Fund shares by telephone may be modified or terminated at any time.

                              SHAREHOLDER SERVICES

                  The Funds offer the following shareholder services. For more information about these services or your account, contact your financial intermediary, the distributor of shares of the Funds, or the toll-free number on the front page of this Prospectus. Some services are described in more detail in the Share Purchase Application.

                  SYSTEMATIC INVESTMENT PLAN. You may make monthly or quarterly investments into an existing account automatically in amounts of not less than $25 per month or $75 per quarter. Each Fund reserves the right to close an account that through redemptions or termination of the Systematic Investment Plan has not reached a minimum balance of $1,000 ($250 for retirement accounts) within 24 months of the initial investment.

                  TELEPHONE INVESTMENT PLAN. You may make investments into an existing account electronically in amounts of not less than $100 or more than $10,000 per investment. Telephone investment requests received by 4:00 p.m. (Eastern time) will be credited to a shareholder's account two days from the date the request is received.


                  Shares purchased under the Systematic Investment Plan or Telephone Investment Plan may not be redeemed for ten business days from the date of investment.

                  SYSTEMATIC CASH WITHDRAWAL PLAN. When an account of $10,000 or more is opened or when an existing account reaches that size, you may participate in the Systematic Cash Withdrawal Plan offered by the Funds by filling out the appropriate part of the Share Purchase Application. Under this plan, you may receive (or designate a third party to receive) a monthly or quarterly check in a stated amount of not less than $75. Fund shares will be redeemed as necessary to meet withdrawal payments. All participants must elect to have their dividends and capital gain distributions reinvested automatically.

                  INVESTMENTS THROUGH EMPLOYEE BENEFIT AND SAVINGS PLANS. Certain qualified and non-qualified benefit and savings plans may make shares of the Funds available to their participants. The Adviser may provide compensation to organizations providing administrative and recordkeeping services to plans which make shares of the Funds available to their participants.

                  AUTOMATIC REINVESTMENT PLAN. For the convenience of investors, all dividends and distributions of a Fund are automatically reinvested in full and fractional shares of that Fund at the net asset value per share at the close of business on the record date, unless otherwise requested by a shareholder in writing. If the transfer agent does not receive a written request for subsequent dividends or distributions to be paid in cash at least three full business days before a given record date, the dividends or distributions paid on that record date will be reinvested. If you elect to receive dividends or distributions in cash and the U.S. Postal Service cannot deliver the checks, or the checks remain uncashed for six months, the dividends or distributions will be reinvested into your account at the net asset value in affect at the time of reinvestment.

                  TAX SHELTERED RETIREMENT PLANS. Eligible investors may open a pension and profit sharing account in a Fund under the following prototype retirement plans: (i) Individual Retirement Accounts ("IRAs") and Rollover IRAs; and (ii) Simplified Employee Pension (SEP) for sole proprietors, partnerships and corporations.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

                  It is the policy of each Fund to distribute to shareholders its investment company income, if any, annually and any net realized capital gains annually or more frequently as required as a condition of continued qualification as a regulated investment company by the Code. Dividends and distributions generally are taxable in the year in which they are paid, except any dividends paid in January that were declared in the previous calendar quarter may be treated as paid in December of the previous year. Income dividends and capital gain distributions are automatically reinvested in additional shares of the Fund making the distribution at the net asset value per share at the close of business on the record date, unless the shareholder has made a written request for payment in cash.

                  Each Fund has qualified and intends to continue to qualify to be treated as a regulated investment company under the Code. While so qualified, it is expected that each Fund will not be required to pay any Federal income tax on that portion of its investment company taxable income and any net realized capital gains it distributes to shareholders. The Code imposes a 4% nondeductible excise tax on regulated investment companies, such as the Funds, to the extent they do not meet certain distribution requirements by the end of each calendar year. Each Fund anticipates meeting these distribution requirements. Most shareholders of the Funds normally will have to pay Federal income tax and any state or local taxes on the dividends and distributions they receive from a Fund whether dividends and distributions are paid in cash or reinvested in additional shares. Questions on how distributions will be taxed should be directed to your tax adviser.

                  Generally, the highest Federal income tax rate applicable to net long-term capital gains realized by individuals is 20%. The rate applicable to corporations is 35%. Certain income from a Fund may qualify for a corporate dividends-received deduction of 70%. Following the end of each calendar year, every shareholder of the Fund will be sent applicable tax information and information regarding the dividends and capital gain distributions made during the calendar year. A Fund may be subject to foreign withholding taxes which would reduce the yield on its investments. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. Shareholders of a Fund who are subject to U.S. Federal income tax may be entitled, subject to certain rules and limitations, to claim a Federal income tax credit or deduction for foreign income taxes paid by a Fund. See the Statement of Additional Information for further details. A Fund's transactions in options, futures and forward contracts may be subject to special tax rules. These rules can affect the amount, timing and characteristics of distributions to shareholders.

                  Each Fund is required by Federal law to withhold 31% of reportable payments (which may include dividends, capital gain distributions and redemptions) paid to certain shareholders. In order to avoid this backup withholding requirement, you must certify on the Share Purchase Application, or on a separate form supplied by the Fund, that your social security or taxpayer identification number is correct and that you are not currently subject to backup withholding or are exempt from backup withholding.

                  The foregoing discussion of Federal income tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, and is subject to change by legislative or administrative action. As the foregoing discussion is for general information only, you should also review the discussion of "Additional Tax Information" contained in the Statement of Additional Information. In addition, you should consult your own tax adviser as to the tax consequences of investments in the Funds, including the application of state and local taxes which may be different from Federal income tax consequences described above.

                               GENERAL INFORMATION

                  PORTFOLIO TRANSACTIONS. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, a Fund may consider sales of its shares as a factor in the selection of dealers to effect portfolio transactions for the Fund.

                  ORGANIZATION. The Funds are separate series of Alpine Equity Trust (formerly Evergreen Global Equity Trust), a Massachusetts business trust organized in 1988. The Funds do not hold annual shareholders meetings. Shareholders meetings are held only when required by applicable law or otherwise deemed necessary. Shareholders have available certain procedures for the removal of Trustees, including the right to demand that a meeting of shareholders be called for the purpose of voting on removal if 10% of the shareholders so request in writing.

                  A shareholder in each class of a Fund will be entitled to his or her share of all dividends and distributions from a Fund's assets, based upon the relative value of such shares to those of other classes of the Fund, and, upon redeeming shares, will receive the then current net asset value of the class of shares of the Fund represented by the redeemed shares. The Trust may establish, without shareholder approval, additional investment series, which may have different investment objectives, and additional classes of shares for any existing or future series. If an additional series or class were established each share of the series or class would normally be entitled to one vote for all purposes.

                  Class A, Class B, Class C and Class Y shares have identical voting, dividend, liquidation and other rights, except that each class bears, to the extent applicable, its own distribution, expenses as well as any other expenses applicable only to a specific class. Shares of all series and classes will vote together as a single class on matters, such as the election of Trustees, that affect each series and class in substantially the same manner. Series and classes will vote separately on other matters which affect only certain series or classes or if separate voting is required by applicable law. Shares are entitled to dividends as determined by the Trustees and, in liquidation of a Fund, are entitled to receive the net assets of the Fund.

                  CUSTODIAN. Investors Fiduciary Trust Company, 801 Pennsylvania Avenue, Kansas City, Missouri 64105, acts as each Fund's custodian.

                  TRANSFER AGENT AND FUND ACCOUNTING AGENT. BISYS Fund Services, Inc., 3435 Stelzer Road Columbus, Ohio, 43219, acts as each Fund's transfer agent and dividend-disbursing agent. It also provides accounting services to the Funds.

                  PRINCIPAL UNDERWRITER. BISYS Fund Services Limited Partnership, a wholly-owned subsidiary of the BISYS Group, Inc. located at 120 Clove Road, Little Falls, New Jersey 07424, is the principal underwriter of the Funds. BISYS Fund Services Ohio, Inc. provides administration services to the Funds. These services include: assisting in the supervision of all aspects of the operations of the Funds (except those performed by the Adviser, the custodian, the transfer agent or the fund accounting agent); preparing certain period reports; assisting in the preparation of tax returns; and preparing materials for use in connection with meetings of Trustees and shareholders. The Funds each pay a fee computed at the annual rate of 0.23% of the Fund's average daily net assets for administration services provided by BISYS Fund Services Ohio, Inc. and for transfer agent and fund accounting services provided by BISYS Fund Services, Inc.

                  OTHER CLASSES OF SHARES. Alpine U.S. Real Estate Equity Fund and Alpine International Real Estate Equity Fund currently offer four classes of shares: Class A, Class B, Class C and Class Y. Alpine Realty Income and Growth Fund currently offers three classes of shares, Class A, Class B and Class Y. The Funds may in the future offer additional classes. Class Y shares of the Funds are the only class of shares offered by this Prospectus. The dividends payable with respect to Class A, Class B and Class C shares will be less than those payable with respect to Class Y shares due to the distribution and shareholder servicing related expenses that may be borne by Class A, Class B and Class C shares and the fact that such expenses are not borne by Class Y shares.

                  PERFORMANCE INFORMATION. From time to time, the Funds may each quote their "total return" for a specified period in advertisements, reports or other communications to shareholders. Total return is computed separately for each class of shares. A Fund's total return for a specified period is computed by finding, through the use of a formula prescribed by the SEC, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of the investment at the end of the period. For purposes of computing total return, dividends and capital gains distributions paid on shares of a Fund are assumed to have been reinvested when paid and the maximum sales charges applicable to purchases of a Fund's shares are assumed to have been paid.

                  In marketing a Fund's shares, information may be provided that is designed to help individuals understand their investment goals and explore various financial strategies. Such information may include publications describing general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; a questionnaire designed to help create a personal financial profile; and an action plan offering investment alternatives. In addition, the information provided to investors may quote financial or business publications and periodicals, including model portfolios or allocations, as they relate to fund management, investment philosophy, and investment techniques.


                  Performance data for each class of shares will be included in any advertisements or sales literature using performance data of a Fund. These advertisements may quote performance rankings or ratings of a Fund by financial publications or independent organizations such as Lipper Analytical Services, Inc. and Morningstar, Inc. or compare a Fund's performance to various indices. The Funds may also advertise in items of sales literature an "actual distribution rate" which is computed by dividing the total ordinary income distributed (which may include the excess of short-term capital gains over losses) to shareholders for the latest twelve-month period by the maximum public offering price per share on the last day of the period. Investors should be aware that past performance may not be indicative of future results.


                  LIABILITY UNDER MASSACHUSETTS LAW. Under Massachusetts law, shareholders of a business trust may, in certain circumstances, be held personally liable for its obligations. The Trust's Declaration of Trust provides that no shareholder will be personally liable for the obligations of the Trust and requires that every written contract made by the Trust contain a provision to that effect. If any shareholder were required to pay any liability of the Trust, that person would generally be entitled to reimbursement from the general assets of the Trust.


                  CONTROL PERSONS. As of December 9, 1998, Stephen A. Lieber may be deemed to control Alpine International Real Estate Equity Fund through his beneficial ownership of more than 25 percent of the Fund's outstanding shares.


                  ADDITIONAL INFORMATION. This Prospectus and the Statement of Additional Information, which has been incorporated by reference, do not contain all the information set forth in the Registration Statement filed by the Trust with the SEC under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.

                               INVESTMENT ADVISER

                        Alpine Management & Research, LLC
                              122 East 42nd Street
                                   37th Floor
                            New York, New York 10168


                   TRANSFER AGENT & DIVIDEND-DISBURSING AGENT

                            BISYS Fund Services, Inc.
                                3435 Stelzer Road
                              Columbus, Ohio 43219


                                    CUSTODIAN

                        Investors Fiduciary Trust Company
                             801 Pennsylvania Avenue
                           Kansas City, Missouri 64105


                                  LEGAL COUNSEL

                            Schulte Roth & Zabel LLP
                                900 Third Avenue
                            New York, New York 10022


                              INDEPENDENT AUDITORS

                           PricewaterhouseCoopers LLP
                              100 East Broad Street
                              Columbus, Ohio 43215


                                   DISTRIBUTOR

                     BISYS Fund Services Limited Partnership
                                3435 Stelzer Road
                              Columbus, Ohio 43219

PROSPECTUS                                                     DECEMBER 29, 1998


ALPINE U.S. REAL ESTATE EQUITY FUND
ALPINE INTERNATIONAL REAL ESTATE EQUITY FUND
ALPINE REALTY INCOME AND GROWTH FUND
(series of Alpine Equity Trust)

Class A Shares
Class B Shares
Class C Shares
                                   -----------

                  ALPINE U.S. REAL ESTATE EQUITY FUND seeks long-term capital growth. Current income is a secondary objective. The Fund invests primarily in the equity securities of United States issuers which are principally engaged in the real estate industry or own significant real estate assets.

                  ALPINE INTERNATIONAL REAL ESTATE EQUITY FUND seeks long-term capital growth. Current income is a secondary objective. The Fund invests primarily in the equity securities of non-United States issuers which are principally engaged in the real estate industry or own significant real estate assets.

                  ALPINE REALTY INCOME AND GROWTH FUND seeks a high level of current income. Capital appreciation is a secondary objective. The Fund is a non-diversified investment portfolio that invests primarily in the dividend paying equity securities and debt securities of issuers which are principally engaged in the real estate industry or own significant real estate assets.

                                  -----------

                  The Funds are separate series of the Alpine Equity Trust, which is a registered open-end, management investment company. The address of the Funds is 3435 Stelzer Road, Columbus, Ohio 43219. Alpine Management & Research, LLC serves as the investment adviser (the "Adviser") of the Funds.


                  This Prospectus provides basic information that investors should know before investing in Class A, Class B or Class C shares of the Funds. A Statement of Additional Information about the Funds, dated December 29, 1998, has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Prospectus. The Statement of Additional Information provides more detailed information about the Funds and may be obtained without charge by calling toll free (888) 785-5578.


                  You should read this Prospectus carefully and retain it for future reference.

                                   -----------

                  The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS



                                                                                                               Page

EXPENSE INFORMATION..........................................................................................     3

FINANCIAL HIGHLIGHTS.........................................................................................     5

DESCRIPTION OF THE FUNDS.....................................................................................    17

INVESTMENT INSTRUMENTS.......................................................................................    19

INVESTMENT PRACTICES.........................................................................................    25

RISK CONSIDERATIONS..........................................................................................    28

MANAGEMENT OF THE FUNDS......................................................................................    33

DISTRIBUTION ARRANGEMENTS....................................................................................    34

PURCHASE AND REDEMPTION OF SHARES............................................................................    34

EXCHANGE PRIVILEGE...........................................................................................    40

SHAREHOLDER SERVICES.........................................................................................    41

DIVIDENDS, DISTRIBUTIONS AND TAXES...........................................................................    42

GENERAL INFORMATION..........................................................................................    43

                               EXPENSE INFORMATION



SHAREHOLDER TRANSACTION EXPENSES
-------------------------------------------------------------------------------
                                           Class A       Class B       Class C
                                           Shares        Shares        Shares
-------------------------------------------------------------------------------
Sales Charge Imposed on Purchases          4.75% (1)     None          None
-------------------------------------------------------------------------------
Sales Charge on Dividend Reinvestments     None          None          None
-------------------------------------------------------------------------------
Contingent Deferred Sales Charge           None          5.00% (2)     1.00%(2)
-------------------------------------------------------------------------------
Redemption Fee (3)                         None          None          None
-------------------------------------------------------------------------------




ANNUAL FUND OPERATING EXPENSES



                       ALPINE U.S. REAL ESTATE EQUITY FUND



-------------------------------------------------------------------

                   Class A        Class B          Class C
-------------------------------------------------------------------
Management Fee      1.00%          1.00%            1.00%
-------------------------------------------------------------------
12b-1 Fees (4)      0.25%          1.00%            1.00%
-------------------------------------------------------------------
Other Expenses      0.70%          0.70%            0.70%
-------------------------------------------------------------------
Total               1.95%          2.70%            2.70%
-------------------------------------------------------------------



EXAMPLE--Estimated Cost to Investors
----------------------------------------------------------------------
                      Class A       Class B           Class C
----------------------------------------------------------------------
After 1 year            $66           $77               $37
----------------------------------------------------------------------
After 3 years          $106          $114               $84
----------------------------------------------------------------------
After 5 years          $148          $163              $143
----------------------------------------------------------------------
After 10 years         $264          $277              $303
----------------------------------------------------------------------




                  ALPINE INTERNATIONAL REAL ESTATE EQUITY FUND

---------------------------------------------------------------
                          Class A        Class B        Class C
---------------------------------------------------------------
Management Fee             1.00%          1.00%          1.00%
---------------------------------------------------------------

12b-1 Fees (4)             0.25%          1.00%          1.00%
---------------------------------------------------------------
Other Expenses             0.79%          0.80%          0.83%
---------------------------------------------------------------
Total                      2.04%          2.80%          2.83%
---------------------------------------------------------------



EXAMPLE--Estimated Cost to Investors
--------------------------------------------------------
                    Class A       Class B       Class C
--------------------------------------------------------
After 1 year          $67           $78           $39
--------------------------------------------------------
After 3 years        $108          $117           $88
--------------------------------------------------------
After 5 years        $152          $168          $149
--------------------------------------------------------
After 10 years       $273          $286          $316
--------------------------------------------------------

                      ALPINE REALTY INCOME AND GROWTH FUND
                  (after fee waiver and expense reimbursement)
                                        Class A        Class B
              ------------------------------------------------
              Management Fee (5)         0.26%          0.26%
              ------------------------------------------------
              12b-1 Fees (6)             0.25%          1.00%
              ------------------------------------------------
              Other Expenses             1.24%          1.24%
              ------------------------------------------------
              Total (7)                  1.75%          2.50%
              ------------------------------------------------




EXAMPLE--Estimated Cost to Investors
              ---------------------------------------------
                                    Class A        Class B
              ---------------------------------------------
              After 1 year            $64            $75
              ---------------------------------------------
              After 3 years          $100           $108
              ---------------------------------------------

-----------------


(1) Reduced sales charges apply to investments of $50,000 or more. The Funds do not charge a front-end sales charge on purchases of $1 million or more, but they do charge a contingent deferred sales charge of 1.00% if you redeem those shares within one year after your purchase. See "PURCHASE OF SHARES - How to Buy Shares" for more information.

(2) The deferred sales charge on Class B shares declines from 5.00% to 1.00% of amounts redeemed within six years after the month of purchase. The deferred sales charge on Class C shares is 1.00% on amounts redeemed within one year after the month of purchase. The Funds do not charge a contingent deferred sales charge on redemptions made after that time. See "PURCHASE OF SHARES - How to Buy Shares" for more information.

(3) A $5.00 charge is deducted from redemption proceeds if the proceeds are wired.


(4) For Class B and C shares, a portion of the 12b-1 fees equivalent to 0.25% of average annual assets will be used to pay shareholder servicing-related expenses. Distribution-related 12b-1 fees will be limited to 0.75% of average annual assets as permitted under the rules of the National Association of Securities Dealers, Inc.



(5) The Adviser has agreed to temporarily reimburse a portion of its investment management fee for Alpine Realty Income and Growth Fund. Absent this voluntary reimbursement, "Management Fees" as a percentage of daily net assets would be 1.00% for both the Class A and Class B shares of Alpine Realty Income and Growth Fund.



(6) For Class B shares, a portion of the 12b-1 fees equivalent to 0.25% of average annual assets will be used to pay shareholder servicing-related expenses. Distribution-related 12b-1 fees will be limited to 0.75% of average annual assets as permitted under the rules of the National Association of Securities Dealers, Inc.



(7) The Adviser has voluntarily agreed to waive its fees and to absorb expenses of Alpine Realty Income and Growth Fund to the extent necessary to limit ordinary operating expenses of the Fund (excluding interest, taxes and brokerage) to 1.75% of average net assets for Class A shares, and 2.50% of average net assets for Class B shares, for the first year of the Fund's operations or, if sooner, until total assets of the Fund average $15 million or more for a period of 30 days. Absent this undertaking and assuming that the net assets of Alpine Realty Income and Growth Fund do not reach $15 million for a period of 30 days, estimated total operating expenses for the current fiscal year would be approximately 2.49% of average net assets for Class A shares and 3.24% of average net assets for Class B shares.

                  The preceding tables show the estimated annual operating expenses associated with investments in Class A, Class B and Class C shares of each Fund (as a percentage of its average net assets), together with examples of the cumulative effect of estimated expenses on a hypothetical $1,000 investment for periods of 1, 3, 5 and 10 years, assuming: (i) a 5% annual return, and (ii) redemption at the end of each period. The examples should not be considered a representation of past or future expenses or annual return. Actual expenses and annual return may be greater or less than those shown. As a result of asset-based sales charges, long-term investors in Class B or Class C shares may pay more than the economic equivalent of the maximum front-end sales charges permitted under the rules of the National Association of Securities Dealers, Inc.



                              FINANCIAL HIGHLIGHTS

                  The following tables present, for Class A shares, Class B shares and Class C shares of Alpine U.S. Real Estate Equity Fund and Alpine International Real Estate Equity Fund, financial highlights for a share outstanding throughout each period indicated. The information in the tables for the five most recent fiscal years for these two Funds has been audited by PricewaterhouseCoopers LLP, the Funds' independent auditors. The following information for both Funds should be read in conjunction with the financial statements and related notes incorporated in each Funds' Statement of Additional Information. Further information about each Fund's performance is contained in its annual report to shareholders, which may be obtained without charge.

ALPINE U.S. REAL ESTATE EQUITY FUND



                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



                                                                        YEAR ENDED SEPTEMBER 30,
                                                    -----------------------------------------------------------------
                                                          1998              1997(a)           1996(a)          1995(b)
                                                      -----------       -----------       -----------      -----------
A CLASS SHARE
NET ASSETS VALUE BEGINNING OF PERIOD                  $     19.34       $     12.49       $     11.42      $      9.21
                                                      -----------       -----------       -----------      -----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
     Net investment income (loss)                            0.08              0.12(c)           0.20             0.18
     Net realized and unrealized gain (loss) from
         investments                                        (4.25)             8.57              1.28             2.03
                                                      -----------       -----------       -----------      -----------

     Total from investment operations                       (4.17)             8.69              1.48             2.21
                                                      -----------       -----------       -----------      -----------

LESS DISTRIBUTIONS
     From net investment income                             (0.15)            (0.26)(c)         (0.20)              --
     From net realized gain from investments                (2.68)            (1.58)            (0.21)              --
                                                      -----------       -----------       -----------      -----------

Total distributions                                         (2.83)            (1.84)            (0.41)              --
                                                      -----------       -----------       -----------      -----------

NET ASSET VALUE END OF PERIOD                         $     12.34       $     19.34       $     12.49      $     11.42
                                                      -----------       -----------       -----------      -----------


Total Return (excludes sales charges)                      (24.86)%           78.28%            13.12%           24.00%

ANNUALIZED RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)                     $     5,582       $     2,778       $       263      $         5
                                                      -----------       -----------       -----------      -----------



Ratio of expenses to average net assets                      1.95%             1.77%             1.72%       1.78% (f)
Ratio of interest expense to average net assets               N/A               N/A              0.04%        N/A
Ratio of net investment income (loss) to average
     net assets                                              0.27%             0.90%             1.60%       3.13% (f)
Ratio of expenses to average net assets (d)                   N/A              1.76%              N/A         N/A
Ratio of expenses to average net assets (e)                  1.97%             2.49%             9.65%     364.74% (f)
Ratio of net investment income (loss) to average
     net assets (e)                                          0.25%             0.88%             1.58%       3.11% (f)
Portfolio Turnover (g)                                        138%              205%              169%        115%


---------------------------------------------------



(a) Net investment income is based on average shares outstanding during the period.



(b) For the period from March 10, 1995 (commencement of Class operations) to September 30, 1995.



(c) The per share amount of net investment income is not in accord with the distributions per share from net investment income due to the timing of sales of Fund shares after the Fund declared its annual income distribution on December 26, 1996. The distributions declared on such date were paid principally from net investment income earned during the previous fiscal year.



(d) During the period, certain fees were indirectly paid. If such fees indirectly paid had not occurred, the ratios would have been as indicated.



(e) During the period, certain fees were waived or reimbursed. If such fees waived or reimbursed had not occurred, the ratios would have been as indicated.



(f)      Annualized.



(g) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

ALPINE U.S. REAL ESTATE EQUITY FUND

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)




                                                                        YEAR ENDED SEPTEMBER 30,
                                                      ---------------------------------------------------------------

                                                         1998              1997(a)           1996(a)          1995(b)
                                                      ----------        ----------        ----------       ----------
B CLASS SHARE
NET ASSETS VALUE BEGINNING OF PERIOD                  $    19.14        $    12.41        $    11.37       $     9.19
                                                      ----------        ----------        ----------       ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
     Net investment income (loss)                          (0.05)             0.02(c)           0.13             0.05
     Net realized and unrealized gain (loss) from
         investments                                       (4.18)             8.49              1.27             2.13
                                                      ----------        ----------        ----------       ----------

     Total from investment operations                      (4.23)             8.51              1.40             2.18
                                                      ----------        ----------        ----------       ----------

LESS DISTRIBUTIONS
     From net investment income                            (0.11)            (0.20)(c)         (0.15)              --
     From net realized gain from investments               (2.68)            (1.58)            (0.21)              --
                                                      ----------        ----------        ----------       ----------

Total distributions                                        (2.79)            (1.78)            (0.36)              --
                                                      ----------        ----------        ----------       ----------

NET ASSET VALUE END OF PERIOD                         $    12.12        $    19.14        $    12.41       $    11.37
                                                      ----------        ----------        ----------       ----------

Total Return (excludes sales charges)                     (25.43)%           76.87%            12.49%           23.72%

ANNUALIZED RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)                     $    6,352        $    3,446        $      431       $      160
                                                      ----------        ----------        ----------       ----------
Ratio of expenses to average net assets                     2.70%             2.52%             2.46%            2.51% (f)
Ratio of interest expense to average net assets              N/A               N/A              0.04%             N/A
Ratio of net investment income (loss) to average
     net assets                                            (0.42)%            0.12%             1.05%            2.00% (f)
Ratio of expenses to average net assets (d)                  N/A              2.51%              N/A              N/A
Ratio of expenses to average net assets (e)                 2.72%             3.24%             6.19%           28.70% (f)
Ratio of net investment income (loss) to average
     net assets                                            (0.44)%            0.10%             1.03%            1.98% (f)
Portfolio Turnover (g)                                       138%              205%              169%             115%


---------------------------------------------------


(a) Net investment income is based on average shares outstanding during the period.



(b) For the period from March 7, 1995 (commencement of Class operations) to September 30, 1995.



(c) The per share amount of net investment income is not in accord with the distributions per share from net investment income due to the timing of sales of Fund shares after the Fund declared its annual income distribution on December 26, 1996. The distributions declared on such date were paid principally from net investment income earned during the previous fiscal year.

(d) During the period, certain fees were indirectly paid. If such fees indirectly paid had not occurred, the ratios would have been as indicated.




(e) During the period, certain fees were waived or reimbursed. If such fees waived or reimbursed had not occurred, the ratios would have been as indicated.




(f)      Annualized.



(g) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

ALPINE U.S. REAL ESTATE EQUITY FUND

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



                                                                            YEAR ENDED SEPTEMBER 30,
                                                      --------------------------------------------------------------------
                                                        1998              1997(a)           1996(a)           1995(b)
                                                      ---------          ---------         ---------         ---------
C CLASS SHARE
NET ASSETS VALUE BEGINNING OF PERIOD
                                                      $   19.13          $   12.44         $   11.41         $   10.87
                                                      ---------          ---------         ---------         ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
     Net investment income (loss)                         (0.05)              0.03(c)           0.13              0.08
     Net realized and unrealized gain (loss) from
         investments                                      (4.17)              8.47              1.28              0.46
                                                      ---------          ---------         ---------         ---------

     Total from investment operations                     (4.22)              8.50              1.41              0.54
                                                      ---------          ---------         ---------         ----------

LESS DISTRIBUTIONS
     From net investment income                           (0.11)             (0.23)(c)         (0.17)               --
     From net realized gain from investments              (2.68)             (1.58)            (0.21)               --
                                                      ---------          ---------         ---------         ---------
Total distributions                                       (2.79)             (1.81)            (0.38)               --
                                                      ---------          ---------         ---------         ---------
NET ASSET VALUE END OF PERIOD                         $   12.12          $   19.13         $   12.44         $   11.41
                                                      ---------          ---------         ---------         ---------

Total Return (excludes sales charges)                    (25.38)%            76.89%            12.49%             4.97%

ANNUALIZED RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)                     $   2,006          $   1,673         $     125         $       3
                                                      ---------          ---------         ---------         ---------
Ratio of expenses to average net assets                    2.70%              2.52%             2.47%             2.49%(f)
Ratio of interest expense to average net assets             N/A                N/A              0.04%              N/A
Ratio of net investment income (loss) to average
     net assets                                           (0.46)%             0.23%             1.08%             2.55%(f)
Ratio of expenses to average net assets (d)                 N/A               2.51%              N/A               N/A
Ratio of expenses to average net assets (e)                2.72%              3.24%            18.82%           421.54%(f)
Ratio of net investment income (loss) to average
     net assets (e)                                       (0.48)%             0.21%             1.06%             2.53%(f)
Portfolio Turnover (g)                                      138%               205%              169%              115%


--------------------------------------------------


(a) Net investment income is based on average shares outstanding during the period.



(b) For the period from July 12, 1995 (commencement of Class operations) to September 30, 1995.



(c) The per share amount of net investment income is not in accord with the distributions per share from net investment income due to the timing of sales of Fund shares after the Fund declared its annual income distribution on December 26, 1996. The distributions declared on such date were paid principally from net investment income earned during the previous fiscal year.



(d) During the period, certain fees were indirectly paid. If such fees indirectly paid had not occurred, the ratios would have been as indicated.



(e) During the period, certain fees were waived or reimbursed. If such fees waived or reimbursed had not occurred, the ratios would have been as indicated.



(f)      Annualized.



(g) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classed of shares issued.

ALPINE INTERNATIONAL REAL ESTATE EQUITY FUND



                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



                                                                        YEAR ENDED OCTOBER 31,                          PERIOD
                                                                                                                         ENDED
                                                                                                                       SEPTEMBER
                                                                                                                           30,
                                                       1998             1997(a)          1996(a)          1995(a)(b)     1995(a)(c)
                                                    -----------      -----------      -----------        -----------    -----------
A CLASS SHARES
NET ASSET VALUE BEGINNING OF YEAR                   $     12.94      $     12.28      $     11.58        $     12.12    $     11.46
                                                    -----------      -----------      -----------        -----------    -----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
     Net investment income (loss)                         (0.05)           (0.06)            0.06              (0.01)          0.07
     Net realized and unrealized gain (loss)
       from investments                                    0.01             0.72             0.64              (0.53)          0.59
                                                    -----------      -----------      -----------        -----------    -----------

     Total from investment operations                     (0.04)            0.66             0.70              (0.54)          0.66
                                                    -----------      -----------      -----------        -----------    -----------

NET ASSET VALUE END OF YEAR                         $     12.90      $     12.94      $     12.28        $     11.58    $     12.12
                                                    -----------      -----------      -----------        -----------    -----------
Total Return (excludes sales charges)                     (0.31)%           5.40%            6.00%       (4.50)% (g)      5.80% (g)

ANNUALIZED RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)                   $       363      $       336      $       721        $        74    $        66
                                                    -----------      -----------      -----------        -----------    -----------
Ratio of Expenses to average net assets                    2.04%            2.10%            1.79%         1.73% (f)      1.61% (f)
Ratio of interest expense to average net assets             N/A             0.03%            0.03%         0.03% (f)      0.01% (f)
Ratio of net investment income (loss) to
     average net assets                                   (0.26)%          (0.47)%           0.40%       (1.26)% (f)      0.98% (f)
Ratio of expenses to average net assets (d)                2.04%            2.19%            2.97%        46.90% (f)     21.59% (f)
Ratio of expenses to average net assets (e)                 N/A             2.10%             N/A                N/A            N/A
Portfolio Turnover (h)                                       82%              44%              25%                 1%            28%



(a) Net investment income is based on average shares outstanding during the period.



(b) The Fund changed its year end from September 30 to October 31, effective October 31, 1995.



(c) For the period from February 10, 1995 (commencement of class operations) to September 30, 1995.



(d) During the period, certain fees were waived or reimbursed. If such fees waived or reimbursed had not occurred, the ratios would have been as indicated.



(e) During the period, certain fees were indirectly paid. If such fees indirectly paid had not occurred, the ratios would have been as indicated.



(f)      Annualized.



(g)      Not annualized.



(h) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

ALPINE INTERNATIONAL REAL ESTATE EQUITY FUND


                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                        YEAR ENDED OCTOBER 31,                       PERIOD
                                                                                                                      ENDED
                                                                                                                    SEPTEMBER
                                                                                                                        30,
                                                      1998           1997(a)          1996(a)        1995(a)(b)        1995(a)(c)
                                                    --------        --------       --------        ----------        ------------
B CLASS SHARES
NET ASSET VALUE BEGINNING OF YEAR                   $  12.69        $  12.14       $  11.53         $  12.08          $  11.44
                                                    --------        --------       --------         --------          --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
     Net investment income (loss)                      (0.10)          (0.15)         (0.13)           (0.02)             0.08
     Net realized and unrealized gain (loss)
       from investments                                (0.02)           0.70           0.74            (0.53)             0.56
                                                    --------        --------       --------         --------          --------
     Total from investment operations                  (0.12)           0.55           0.61            (0.55)             0.64
                                                    --------        --------       --------         --------          --------

NET ASSET VALUE END OF YEAR                         $  12.57        $  12.69       $  12.14         $  11.53          $  12.08
                                                    --------        --------       --------         --------          --------

Total Return (excludes sales charges)                  (0.95)%          4.50%          5.30%        (4.60)%(g)            5.60%(g)

ANNUALIZED RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)                   $    246        $    213       $    134         $    100          $    128
                                                    --------        --------       --------         --------          --------
Ratio of Expenses to average net assets                 2.80%           2.82%          2.56%            2.44%(f)          2.42%(f)
Ratio of interest expense to average net assets          N/A            0.03%          0.03%            0.03%(f)          0.03%(f)
Ratio of net investment income (loss) to
     average net assets                                (0.95)%         (1.23)%       (1.03)%        (1.98)%(f)          (1.38)%(f)

Ratio of expenses to average net assets (d)             2.80%           2.90%         14.45%           31.39%(f)         82.74%(f)
Ratio of expenses to average net assets (e)              N/A            2.81%           N/A              N/A               N/A
Portfolio Turnover (h)                                    82%             44%            25%               1%               28%





(a) Net investment income is based on average shares outstanding during the period.



(b) The Fund changed its year end from September 30 to October 31, effective October 31, 1995.



(c) For the period from February 8, 1995 (commencement of class operations) to September 30, 1995.



(d) During the period, certain fees were waived or reimbursed. If such fees waived or reimbursed had not occurred, the ratios would have been as indicated.



(e) During the period, certain fees were indirectly paid. If such fees indirectly paid had not occurred, the ratios would have been as indicated.

(f)      Annualized.



(g)      Not annualized.



(h) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

ALPINE INTERNATIONAL REAL ESTATE EQUITY FUND

                              FINANCIAL HIGHLIGHTS
                  (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



                                                                          YEAR ENDED OCTOBER 31,                     PERIOD
                                                      -------------------------------------------------------         ENDED
                                                                                                                    SEPTEMBER
                                                                                                                       30,
                                                      1998          1997(a)        1996(a)          1995(a)(b)      1995(a)(c)
                                                    --------       --------       --------         --------          --------
C CLASS SHARES
NET ASSET VALUE BEGINNING OF YEAR                   $  12.70       $  12.14       $  11.53         $  12.08          $  11.43
                                                    --------       --------       --------         --------          --------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
     Net investment income (loss)                      (0.08)         (0.14)         (0.13)           (0.02)             0.06
     Net realized and unrealized gain (loss)
       from investments                                (0.06)          0.70           0.74            (0.53)             0.59
                                                    --------       --------       --------         --------          --------
     Total from investment operations                  (0.14)          0.56           0.61            (0.55)             0.65
                                                    --------       --------       --------         --------          --------
NET ASSET VALUE END OF YEAR                         $  12.56       $  12.70       $  12.14         $  11.53          $  12.08
                                                    --------       --------       --------         --------          --------
Total Return (excludes sales charges)                  (1.10)%         4.60%          5.30%        (4.60)%(g)            5.70%(g)

ANNUALIZED RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)                   $    155       $    106       $      8         $      4          $      7
                                                    --------       --------       --------         --------          --------
Ratio of Expenses to average net assets                 2.83%          2.83%          2.54%            2.37%(f)          1.54%(f)
Ratio of interest expense to average net assets          N/A           0.03%          0.03%            0.02%(f)          0.01%(f)
Ratio of net investment income (loss) to
     average net assets                                (0.82)%        (1.15)%       (1.06)%        (1.94)%(f)            0.86%(f)
Ratio of expenses to average net assets (d)             2.83%          2.91%        118.64%          570.26%(f)        269.60%(f)
Ratio of expenses to average net assets (e)              N/A           2.83%           N/A              N/A               N/A
Portfolio Turnover (h)                                    82%            44%            25%               1%               28%




(a) Net investment income is based on average shares outstanding during the period.



(b) The Fund changed its year end from September 30 to October 31, effective October 31, 1995.



(c) For the period from February 9, 1995 (commencement of class operations) to September 30, 1995.



(d) During the period, certain fees were waived or reimbursed. If such fees waived or reimbursed had not occurred, the ratios would have been as indicated.



(e) During the period, certain fees were indirectly paid. If such fees indirectly paid had not occurred, the ratios would have been as indicated.



(f)      Annualized.



(g)      Not annualized.



(h) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

                            DESCRIPTION OF THE FUNDS

INVESTMENT OBJECTIVES

                  ALPINE U.S. REAL ESTATE EQUITY FUND is a mutual fund which seeks long-term capital growth. A secondary objective of the Fund is current income.

                  ALPINE INTERNATIONAL REAL ESTATE EQUITY FUND is a mutual fund which seeks long-term capital growth. A secondary objective of the Fund is current income.


                  ALPINE REALTY INCOME AND GROWTH FUND is a mutual fund which seeks a high level of current income. Capital appreciation is a secondary objective. This Fund is newly organized and did not commence operations prior to the date of this Prospectus.


                  A Fund's investment objectives may not be changed without the approval of a majority of its shareholders. There can be no assurance that the investment objectives of the Funds will be achieved.

INVESTMENT POLICIES

                  ALPINE U.S. REAL ESTATE EQUITY FUND invests primarily in the equity securities of U.S. issuers which are principally engaged in the real estate industry or own significant real estate assets. Under normal market conditions, this Fund invests at least 65% of its total assets in these securities.

                  ALPINE INTERNATIONAL REAL ESTATE EQUITY FUND invests primarily in the equity securities of non-U.S. issuers which are principally engaged in the real estate industry or own significant real estate assets. The Fund pursues a flexible strategy of investing in companies throughout the world. However, it is anticipated that the Fund will give particular consideration to investments in the United Kingdom, Western Europe, Australia, Canada, and the Far East (Japan, Hong Kong, Singapore, Malaysia and Thailand). Generally, a substantial portion of the Fund's investments will be denominated in foreign currencies. Under normal market conditions, this Fund invests at least 65% of its total assets in the equity securities of non-U.S. issuers located in at least three foreign countries which are principally engaged in the real estate industry or which own significant real estate assets.

                  ALPINE REALTY INCOME AND GROWTH FUND is a non-diversified investment portfolio that invests primarily in the dividend paying equity securities and debt securities of issuers which are principally engaged in the real estate industry or own significant real estate assets. Under normal market conditions, this Fund invests at least 65% of its total assets in these securities. The Fund is designed for investors who seek income and capital appreciation from investing in real estate related securities.

                  Each Fund concentrates its investments in the securities of companies engaged principally in the real estate industry. These companies include, but are not limited to:

- equity real estate investment trusts, which pool investors' funds for investment primarily in commercial real estate properties;

- mortgage real estate investment trusts, which invest pooled funds in real estate related loans;

-        real estate brokers and developers;

- companies with substantial real estate holdings, such as paper and lumber producers and hotel and entertainment companies; and

- real estate equity trusts and limited partnerships which are traded on major exchanges or which are not publicly traded.

                  A Fund may temporarily invest less than 25% of the value of its assets in these securities during periods of adverse economic conditions in the real estate industry.

                  The Funds may invest in equity and debt securities of companies engaged in the real estate industry, debt and equity securities of other companies, and money market instruments. They may also purchase and sell various types of options, financial futures and currency contracts. Each Fund may invest without limit in high quality fixed income securities and money market instruments if, in the opinion of the Adviser, market conditions warrant a temporary defensive investment position.

                  In pursuing their investment objectives, the Funds may use various investment techniques. These techniques may include short sales and borrowing of money for investment purposes (a practice known as "leverage"), subject to certain limitations. Short sales and leverage involve risks and are considered speculative practices.

                  Changes in the values of the Funds' investments will result in changes in the net asset values of shares of the Funds and in investment returns to their shareholders. The success of the Funds will be closely tied to the performance of the real estate industry. For this reason, the investment performance of the Funds may be more volatile than the performance of funds which do not concentrate their investments in a particular sector. The investment performance of the Funds will also be affected by general stock market performance.

                  Alpine Realty Income and Growth Fund is a non-diversified fund. This exposes the Fund to certain risks. See "INVESTMENT PRACTICES - Diversification/Non-Diversification."

                  You should consider one or more of the Funds as a supplement to an overall investment program and should invest only if you are willing to undertake the risks involved.

                             INVESTMENT INSTRUMENTS

                  The Funds use a variety of investment instruments in pursuing their investment programs. The investments of the Funds may include:

-        Equity Securities

-        Real Estate Investment Trusts

-        Fixed Income Securities Companies

-        Mortgage-Backed Securities

-        Foreign Securities

-        Temporary Investments

-        Illiquid Securities

-        Securities of Other Investment

-        Derivative Instruments


EQUITY SECURITIES

                  Equity securities include common stocks, preferred stocks and securities convertible into common stocks, such as convertible bonds, warrants, rights and options. The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.

REAL ESTATE INVESTMENT TRUSTS

                  A real estate investment trust ("REIT") is a corporation or a business trust that invests substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities and derives most of its income from rents from real property or interest on loans secured by mortgages on real property.

FIXED INCOME SECURITIES

                  The Funds may invest in bonds and other types of debt obligations of U.S. and foreign issuers. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations which do not pay interest until maturity. Fixed income securities may include:

-        bonds, notes and debentures issued by corporations;

- debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities ("U.S. Government Securities");

-        municipal securities;

-        mortgage-backed and asset-backed securities;

- debt securities issued or guaranteed by foreign corporations and foreign governments, their agencies, instrumentalities or political subdivisions, or by government owned, controlled or sponsored entities, including central banks.

                  The Funds may invest in both investment grade and non-investment grade debt securities. Investment grade debt securities have received a rating from Standard & Poor's Ratings Group, a division of the McGraw-Hill Companies, Inc. ("S&P") or Moody's Investors Service, Inc. ("Moody's") in one of the four highest rating categories or, if not rated, have been determined by the Adviser to be of comparable quality to such rated securities. Non-investment grade debt securities (typically called "junk bonds") have received a rating from S&P or Moody's of below investment grade, or have been given no rating and are determined by the Adviser to be of a quality below investment grade. Each Fund may invest up to 15% of the value of its total assets in non-investment grade debt securities. However, the Funds may not invest in debt securities rated below Ccc by S&P or Caa by Moody's (or unrated debt securities determined to be of comparable quality by the Adviser). There are no limitations on the maturity of debt securities that may be purchased by the Funds.

MORTGAGE-BACKED SECURITIES

                  Each Fund may invest in mortgage-backed securities issued or guaranteed by the U.S. Government, or one of its agencies or instrumentalities, or issued by private issuers. Mortgage-backed securities in which the Funds may invest include collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). CMOs are debt instruments issued by special purpose entities and secured by mortgages or other mortgage-backed securities, which provide by their terms for aggregate payments of principal and interest based on the payments made on the underlying mortgages or securities. CMOs are typically issued in separate classes with varying coupons and stated maturities. REMICs are mortgage-backed securities as to which the issuers have qualified to be treated as real estate mortgage investment conduits under the Internal Revenue Code of 1986, as amended (the "Code") and have characteristics similar to CMOs. The amount of privately issued mortgage-backed securities that may be purchased by a Fund may not exceed 10% of the value of its total assets, and the securities of any one such issuer purchased by the Fund may not exceed 5% of the value of its total assets.

                  Each Fund may also invest in "stripped" mortgage-backed securities. These are securities which operate like CMOs but entitle the holder to disproportionate interests with respect to the allocation of interest or principal on the underlying mortgages or securities. A stripped mortgage-backed security is created by the issuer separating the interest and principal on a mortgage pool to form two or more independently traded securities. The result is the creation of classes of discount securities which can be structured to produce faster or slower prepayment expectations based upon the particular underlying mortgage interest rate payments assigned to each class. These obligations exhibit risk characteristics similar to mortgage-backed securities generally and zero coupon securities. The prices of these securities are more volatile than the prices of debt securities which make periodic payments of interest.

FOREIGN SECURITIES

                  Alpine International Real Estate Equity Fund may invest without limit in foreign securities. Alpine U.S. Real Estate Equity Fund may invest up to 15% of the value of its total assets in foreign securities. Alpine Realty Income and Growth Fund may invest up to 35% of the value of its total assets in such securities. Investments in foreign securities may include direct investments in securities of foreign issuers and investments in depository receipts (such as American Depository Receipts) that represent indirect interests in securities of foreign issuers.

                  The purchase of securities denominated in foreign currencies will subject the value of a Fund's investments in those securities to fluctuations due to changes in foreign exchange rates. To hedge against the effects of changes in foreign exchange rates, each Fund may enter into forward foreign currency exchange contracts ("forward contracts"). Forward contracts represent agreements to exchange an amount of currency at an agreed upon future date and rate. A Fund will generally use forward contracts only to "lock in" the price in U.S. dollars of a foreign security that the Fund plans to purchase or to sell. In certain cases, these contracts may be used to hedge against an anticipated substantial decline in the price of a foreign currency against the U.S. dollar. Such a decline would adversely affect the U.S. dollar value of foreign securities held by a Fund. Forward contracts will not be used in all cases and, in any event, cannot completely protect the Funds against all changes in the values of foreign securities resulting from fluctuations in foreign exchange rates. There are no limitations on the use of forward contracts by Alpine International Real Estate Equity Fund or Alpine Realty Income and Growth Fund. Alpine U.S. Real Estate Equity Fund will not enter into a forward contract if, as a result, forward contracts would represent more than 15% of its total assets.

TEMPORARY INVESTMENTS

                  For defensive purposes, each Fund may temporarily invest all or a substantial portion of its assets in high quality fixed income securities and money market instruments, or may temporarily hold cash in such amounts as the Adviser deems appropriate. Fixed income securities will be deemed to be of high quality if they are rated "A" or better by S&P or the corresponding rating by Moody's or, if unrated, are determined to be of comparable quality by the Adviser. Money market instruments are high quality, short-term fixed income obligations (which generally have remaining maturities of one year or less), and may include:

-        U.S. Government Securities;

-        commercial paper;

- certificates of deposit and bankers' acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation;

-        repurchase agreements for U.S. Government Securities;

- short-term obligations of foreign issuers denominated in U.S. dollars and traded in the U.S.; and

-        repurchase agreements.

                  Repurchase agreements are agreements under which a Fund purchases securities from a bank or a securities dealer that agrees to repurchase the securities from the Fund at a higher price on a designated future date. If the seller under a repurchase agreement becomes insolvent, the Fund's right to dispose of the securities may be restricted, or the value of the securities may decline before the Fund is able to dispose of them. In the event of the bankruptcy or insolvency of the seller, the Fund may encounter delay and incur costs, including a decline in the value of the securities, before being able to sell the securities. If the seller defaults, the value of the securities may decline before the Fund is able to dispose of them. If a Fund enters into a repurchase agreement that is subject to foreign law and the other party defaults, the Fund may not enjoy protections comparable to those provided to most repurchase agreements under U.S. bankruptcy law, and may suffer delays and losses in disposing of the collateral. The Funds have adopted procedures designed to minimize the risks of loss from repurchase agreements.

ILLIQUID SECURITIES

                  Each Fund may invest in illiquid securities. These are securities that have legal or contractual restrictions on resale, securities that are not readily marketable, and repurchase agreements maturing in more than seven days. The inability of a Fund to dispose of illiquid investments readily or at a reasonable price could impair the Fund's ability to sell its investment or to raise cash for redemptions or other purposes. Illiquid securities include certain restricted securities which have not been registered under the Securities Act of 1933 and cannot be resold without registration or an exemption from registration. However, restricted securities that are eligible for resale pursuant to Rule 144A under the Securities Act, and have been determined to be liquid by the Adviser using procedures adopted by the Board of Trustees of the Trust, will not be considered to be illiquid.


                  Each Fund may each invest up to 15% of its net assets in illiquid securities; however, Alpine U.S. Real Estate Equity Fund and Alpine Realty Income and Growth Fund may not invest more than 10% of their net assets in repurchase agreements maturing in more than seven days.


SECURITIES OF OTHER INVESTMENT COMPANIES

                  Each Fund may invest in the securities of other registered, open-end investment companies that have investment objectives and policies similar to its own. The Funds may also purchase shares of money market funds that invest in U.S. Government Securities and repurchase agreements, in lieu of purchasing money market instruments directly. Any investment by a Fund in the securities of other investment companies, including money market funds, will be subject to the limitations on such investments contained in the Investment Company Act of 1940 (the "1940 Act"). The Funds, as investors in another investment company, will indirectly bear the fees and expenses of that company, which will be in addition to the fees and expenses of the Funds.

DERIVATIVE INVESTMENTS

                  The Funds may use certain derivative instruments in connection with their investment activities. These include:

-        Options on Securities

-        Options on Securities Indices

-        Options on Foreign Currencies

-        Futures Contracts







                  These instruments derive their performance, at least in part, from the performance of an underlying asset or index.

                  OPTIONS ON SECURITIES. Each Fund may purchase call and put options on securities to seek capital growth or for hedging purposes. The Funds may also write and sell covered call and put options for hedging purposes. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time before the expiration of the option. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time before the expiration of the option.

                  A call option written by a Fund is "covered" if the Fund owns the underlying security or holds related securities (i.e., securities whose price movements correlate to the price movements of the securities underlying the option) during the term of the option. By writing a covered call option, a Fund forgoes the opportunity to realize any appreciation in the market price of the underlying security above the exercise price and incurs the risk of having to continue to hold a security that it might otherwise determine to sell based on investment considerations. A put option written by a Fund is "covered" if the Fund maintains at all times cash or liquid securities having a value equal to the option exercise price in a segregated account with the Fund's custodian, or if the Fund has bought and holds a put on the same security (and on the same amount of securities) where the exercise price of the put held by the Fund is equal to or greater than the exercise price of the put written by the Fund. By writing a put option, a Fund is exposed to the risk, during the term of the option, of a decline in the price of the underlying security which the Fund would be required to purchase at a higher price. Writing options provides a hedge only to the extent of the premium a Fund receives from the purchaser of the option.

                  Each Fund may also invest in so-called "synthetic" options or other options and derivative instruments written by broker-dealers, including options on baskets of specified securities. Synthetic options transactions involve the use of two financial instruments that, together, have the economic effect of an options transaction. The risks of synthetic options are generally similar to the risks of actual options, with the addition of increased market risk, liquidity risk, counterparty credit risk, legal risk and operations risk.

                  Options transactions may be effected on domestic and foreign securities exchanges or in the over-the-counter market. Options positions may be of the American or the European variety. An American style option may be exercised by the holder at any time after it is purchased until it expires. A European style option may be exercised only on its expiration date. When options are purchased over-the-counter, a Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. In addition, the Fund may have difficulty closing out its positions in over-the-counter and synthetic options, which could result in losses to the Fund. Over-the-counter option positions and various derivative instruments may be illiquid and, in such cases are subject to the limitations on the purchase of illiquid securities by the Funds.

                  Each Fund may invest up to 10% of the value of its total assets, represented by premiums paid, to purchase call and put options on securities and securities indices. A Fund may not write covered call and put options on securities and securities indices with aggregate exercise prices in excess of 15% of the value of its assets.

                  OPTIONS ON SECURITIES INDICES. Each Fund may purchase and write options on stock indices (such as the S&P 500 Index) listed on domestic or foreign securities exchanges or traded in the over-the-counter market for hedging purposes. A stock index fluctuates with changes in the market values of the stocks included in the index. A put option on an index may be purchased to hedge against a general decline in the stock market or in a particular market segment or industry. A call option on an index may be purchased in an attempt to reduce the risk of missing a general market advance or an increase in the prices of securities within a particular market segment or industry. Options on stock indices written by the Funds must be "covered". An index option is covered if a Fund segregates in a separate account with its custodian cash or liquid securities with a value equal to its obligations under the option or if it holds an option on the same index (and in the same amount) with an exercise price equal to, or less than in the case of a call or greater than in the case of a put, the exercise price of the option written.

                  The effectiveness of purchasing or writing stock index options for hedging depends upon the extent to which price movements of securities held by a Fund correlate with price movements of the stock index selected. Whether a Fund realizes a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Successful use of options on stock indexes depends on the Adviser's ability to anticipate correctly movements in the direction of the stock market generally or of a particular industry or market segment. This requires skills and techniques that differ from those used in making decisions to purchase and sell particular securities.

                  OPTIONS ON FOREIGN CURRENCIES. The Funds may purchase and write options on foreign currencies to protect against declines in the U.S. dollar value of foreign securities or in the U.S. dollar value of dividends or interest expected to be received on those securities. These transactions may also be used to protect against increases in the U.S. dollar cost of foreign securities to be acquired by the Funds. Writing an option on foreign currency is only a partial hedge, up to the amount of the premium received, and the Funds could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. Certain options on foreign currencies are traded in the over-the-counter market and involve liquidity and credit risks that may not be present in the case of exchange traded currency options. A Fund may not purchase a foreign currency option if, as a result, premiums paid on foreign currency options then held by the Fund would represent more than 5% of the Fund's net assets.

                  FUTURES CONTRACTS. Each Fund may buy and sell financial futures contracts and related options. A financial futures contract is an agreement between two parties to buy or sell a specified instrument (such as currency or an index of securities) at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A futures contract on a foreign currency is an agreement to buy or sell a specified amount of a currency for a specified price on a future date. The Funds may use financial futures contracts and related options for "bona fide hedging" purposes, as such term is defined in applicable regulations of the Commodity Futures Trading Commission. Each Fund is also permitted to enter into such contracts and options for non-hedging purposes; however, the aggregate initial margin deposits plus premiums paid by a Fund for open futures positions, less the amount by which any such positions are "in-the-money," may not exceed 5% of the Fund's total assets.

                              INVESTMENT PRACTICES

                  The Funds use a variety of investment practices in pursuing their investment programs. These practices include:

-        Short Sales

-        When Issued and Delayed Delivery Transactions

-        Borrowing

-        Lending of Portfolio Securities

-        Cross Hedging

SHORT SALES

                  Each of the Funds may effect short sales of securities. A short sale involves the sale of a security that a Fund does not own in anticipation of purchasing the same security (or a security exchangeable therefor) at a later date at a lower price. The Fund selling short must borrow the security sold short and will be obligated to return the security to the lender. This is accomplished by a later purchase of the security by the Fund to close its short position. When a Fund effects a short sale, it must maintain collateral in a segregated account consisting of cash or liquid securities with a value equal to the current market value of the securities sold short. A Fund may not sell a security short if, as a result of that sale, the current value of securities sold short by that Fund would exceed 10% of the value of the Fund's net assets.

                  The use of short sales is considered a speculative investment practice. The limited use of this practice, however, permits the Funds to pursue opportunities to profit from anticipated declines in the prices of particular securities which in the view of the Adviser are overvalued or are likely to be adversely affected by particular trends or events.

                  The Funds may also effect short sales "against the box" to hedge against a decline in the value of a security owned by the Fund. These transactions are not subject to the 10% limitation described above. However, if a Fund effects a short sale against the box, it will set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and hold those securities while the short sale is outstanding.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

                  The Funds may purchase and sell securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Funds purchase securities with payment and delivery scheduled for a future time. A seller's failure to complete a transaction of this type may cause a Fund to miss obtaining a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase price paid by a Fund. A Fund may dispose of a commitment before settlement if the Adviser deems it appropriate, and may realize a short-term profit or loss. When a Fund enters into a when-issued or delayed delivery transaction, it will "cover" its position by maintaining in a segregated account with the Fund's custodian, cash or liquid securities held by the Fund having a value (determined daily) equal to or greater than the purchase commitment or delivery obligation of the Fund.

BORROWING

                  The Funds may borrow money from banks for investment purposes. This practice, which is known as "leverage," permits the Funds to purchase a greater amount of securities than would otherwise be possible. The use of leverage will increase investment returns if the additional securities purchased increase in value in an amount exceeding the interest and other costs incurred in connection with the borrowing. However, if the purchased securities decrease in value, a Fund will suffer a loss exceeding the loss that would have resulted if leverage had not been used. For this reason, the use of leverage increases investment risk and is considered a speculative practice.

                  The Funds may also borrow by entering into reverse repurchase agreements. In these transactions, a Fund agrees to sell portfolio securities to a financial institution such as a bank or broker-dealer, and to repurchase them at a mutually agreed upon date and price. When a Fund enters into a reverse repurchase agreement, it will place in a segregated custodian account cash, U.S. Government Securities or other liquid securities having a value at least equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price of those securities.

                  Each Fund may borrow money for investment purposes and enter into reverse repurchase agreements in an amount up to 10% of the value of its total assets. The Funds may also borrow for temporary, extraordinary or emergency purposes. However, a Fund's total borrowings (including borrowings through reverse repurchase agreements) may not exceed 33 1/3% of its total assets.

LENDING OF PORTFOLIO SECURITIES

                  In order to generate income, the Funds may lend portfolio securities to brokers, dealers and other financial institutions. When a Fund lends securities it will receive collateral, generally in the form of cash or U.S. Government Securities, and will earn interest on this collateral. While securities are on loan, the borrower will pay the Fund any income or dividends paid on the loaned securities. A Fund has the right to call a loan and obtain the securities loaned at any time. The Funds may pay reasonable fees in connection with securities loans. A Fund may not lend a security if, as a result, the amount of securities loaned by the Fund would exceed 30% of the value of its total assets. In addition, loans must be collateralized by cash or U.S. Government Securities that are maintained in an amount equal to at least 100% of the current market value of the securities loaned, including accrued interest.

CROSS HEDGING

                  The Funds may use cross hedging to hedge against foreign currency risks. A cross hedge is accomplished by entering into a forward contract or other arrangement with respect to one foreign currency for the purpose of hedging against a possible decline in the value of another foreign currency in which certain portfolio instruments of a Fund are denominated. The Adviser may enter into a cross hedge, rather than hedge directly, when the rates for forward contracts, options, futures contracts or options on futures contracts relating to the currency in which the cross hedge is effected are more favorable than rates for similar instruments denominated in the currency that is to be hedged. A cross hedge requires that there be a high degree of correlation between the two currencies with respect to their movement against the U.S. dollar. Cross hedges may be effected using the various instruments the Funds are authorized to purchase and sell. A cross hedge cannot protect against exchange rate risks perfectly, and if the Adviser is incorrect in its judgment of exchange rate relationships, a Fund could be in a less advantageous position than if a hedge had not been established.

DIVERSIFICATION/ NON-DIVERSIFICATION

                  Alpine U.S. Real Estate Equity Fund and Alpine International Real Estate Equity Fund are "diversified" funds. This means that, with respect to 75% of their total assets, these Funds may not purchase a security, other than U.S. Government Securities, if as a result of such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of any one issuer or the Fund would own more than 10% of the voting securities of any one issuer. Diversifying a Fund's investment portfolio by limiting the amount of money invested in any one issuer reduces investment risk.

                  Alpine Realty Income and Growth Fund is a "non-diversified" fund. This means that the Fund is not subject to the provisions of the 1940 Act that limit the percentage of assets that may be invested in the securities of a single issuer. However, the Fund intends to comply with the diversification requirements imposed by the Code, which require that the Fund be diversified with respect to 50% of its assets. The portfolio of Alpine Realty Income and Growth Fund may nonetheless be less diversified than the portfolios of investment companies which are "diversified" as defined by the 1940 Act. As a result, the value of shares of the Fund may be more adversely affected by developments affecting a single issuer than would be the case if the Fund's portfolio was broadly diversified.

PORTFOLIO TURNOVER

                  The Funds may engage in short-term trading strategies and securities may be sold without regard to the length of time held when, in the opinion of the Adviser, investment considerations warrant such action. These policies, together with the ability of the Funds to effect short sales of securities and to engage in transactions in options and futures, may have the effect of increasing the annual rate of portfolio turnover of the Funds. However, it is expected that the annual portfolio turnover rate of a Fund will not exceed 150%. A high portfolio turnover rate will result in greater brokerage commissions and transaction costs. It may also result in greater realization of gains, which may include short-term gains taxable at ordinary income tax rates.

INVESTMENT RESTRICTIONS

                  The Funds have adopted various restrictions on their investment practices. These include the policies and restrictions described in this Prospectus, as well as additional restrictions described in the Statement of Additional Information. Unless otherwise stated, each investment restriction applies at the time of the investment or transaction. Certain restrictions and investment policies may be changed without shareholder approval. However, other policies and restrictions, including the diversification policies of the Funds are fundamental policies which may not be changed without the approval of a majority of a Fund's shareholders.

                               RISK CONSIDERATIONS

                  You should consider the risks of a Fund's investment program in deciding whether to invest in that Fund.

GENERAL

                  The total return and net asset value of each Fund will fluctuate. These fluctuations may be substantial. In part, investment return depends on the Adviser's ability to identify investments and to implement investment strategies that are successful. The Funds' investment performance also depends on general market conditions and, in particular, the market for securities of real estate related companies. There can be no assurance given that a Fund will achieve its investment objective or have investment performance that is comparable to the stock market as a whole.

                  As a non-diversified fund, Alpine Realty Income and Growth Fund is subject to greater risks than a fund that diversifies its investments.

REAL ESTATE COMPANIES

                  Because the Funds concentrate their investments in the real estate industry, their portfolios may experience more volatility and be exposed to greater risk than the portfolios of many other mutual funds. Risks associated with investment in securities of companies in the real estate industry include: declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, variations in rental income, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates. In addition, equity REITs may be affected by changes in the value of the underlying properties owned by the trusts, while mortgage REITs may be affected by the quality of credit extended. Equity and mortgage REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Code. In the event an issuer of debt securities collateralized by real estate defaults, a Fund could end up holding the underlying real estate. The values of securities of companies in the real estate industry may go through cycles of relative under-performance and out-performance in comparison to equity securities markets in general.

SMALLER COMPANIES

                  The Funds may invest in the securities of issuers having smaller market capitalizations. The investment risks associated with securities of smaller companies are generally greater than those associated with the securities of larger, well-established companies. Smaller companies often are of more recent formation than other companies and may have limited product lines, distribution channels and financial and managerial resources. Also, there is often less publicly available information concerning smaller companies than there is for larger, more established issuers. The equity securities of smaller companies are often traded over-the-counter and may not be traded in the volume typical for securities that are traded on a national securities exchange. Consequently, the Funds may be required to dispose of these securities over a longer period of time (and potentially at less favorable prices) than would be the case for securities of larger companies. In addition, the prices of the securities of smaller companies may be more volatile than those of larger companies.

FOREIGN SECURITIES

                  Investments in foreign securities involve certain risks. There may be more limited information publicly available concerning foreign issuers than would be with respect to domestic issuers. Different accounting standards may be used by foreign issuers, and foreign trading markets may not be as liquid as U.S. markets. Foreign securities also involve such risks as currency fluctuation risk, possible imposition of withholding or confiscatory taxes, possible currency transfer restrictions, expropriation or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. These risks may be greater in emerging markets and in less developed countries. Alpine International Real Estate Equity Fund normally invests primarily in foreign securities and for this reason it will be most susceptible to losses attributable to these risks.

EMERGING MARKETS

                  Foreign securities purchased by the Funds may include the securities of companies which operate primarily in emerging market countries. The economies of individual emerging countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self- sufficiency and balance of payments position. Also, the economies of developing countries generally are heavily dependent on international trade and may be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also may be adversely affected by economic conditions in the countries with which they trade.

                  Prior governmental approval for foreign investments may be required under certain circumstances in some emerging market countries, and the extent of foreign investment in certain debt securities and domestic companies may be subject to limitation in other emerging countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging countries to prevent, among other concerns, violation of foreign investment limitations. Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration or approval in some emerging countries. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental registration or approval for such repatriation. Any investment subject to such repatriation controls will be considered illiquid if it appears reasonably likely that this process will take more than seven days.

                  With respect to any emerging country, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, governmental regulation, social instability or diplomatic developments (including war) which could adversely affect the economics of such countries or the value of the Funds' investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside of the U.S.

FIXED INCOME SECURITIES

                  Fixed income securities are subject to credit risk and market risk. Credit risk is the risk of the issuer's inability to meet its principal and interest payment obligations. Market risk is the risk of price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. Securities having longer maturities generally involve greater risk of fluctuations in value resulting from changes in interest rates. Lower grade debt securities are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade debt securities to make principal and interest payments than is the case for higher grade debt securities. An economic downturn affecting an issuer of non-investment grade debt securities may result in an increased incidence of default. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities.

LENDING OF PORTFOLIO SECURITIES

                  When a Fund lends portfolio securities, there is a risk that the securities may not be returned to a Fund on a timely basis. A Fund may incur a loss if the borrower of securities files for bankruptcy or becomes insolvent. In such a case, the return of the securities to a Fund may be delayed by court action and the Fund could possibly suffer a loss if the value of the loaned securities exceeds the value of collateral held by the Fund. The Adviser monitors the creditworthiness of borrowers in light of these risks.

SHORT SALES AND LEVERAGE

                  Short sales of securities by a Fund involve the risk that the security sold short may increase in value before the Fund purchases it to close its short position. A Fund will incur a loss if the market price of securities sold short increases. Because there is no limit on the amount the market price of the security can increase, short sales theoretically involve the potential for unlimited loss and is considered a speculative practice. The Funds will incur transaction costs, including interest expense, in connection with opening, maintaining and closing short sales.

                  The use of leverage involves the risk that securities purchased with borrowed money may decrease in value, and the Fund could incur a loss. Use of leverage is, therefore, considered to be a speculative investment practice.

DERIVATIVES

                  The use of options, futures and other derivative instruments by the Funds can increase the volatility of the Funds' net asset values, can decrease the liquidity of the Funds' portfolios and make pricing portfolio securities more difficult. Derivatives may entail investment exposures that are greater than their costs would suggest, meaning that a small investment could have a large potential positive or negative impact on a Fund's net asset value per share or investment performance. If a Fund invests in derivatives at inappropriate times or if the Adviser judges market conditions incorrectly, derivative investments may lower investment return or result in losses. Changes in the liquidity of the secondary markets in which derivatives may trade could result in significant, rapid and unpredictable changes in prices, which could also cause losses to the Funds.

                  The purchase and sale of futures contracts and related options involve risks different from those involved with direct investments in securities. While utilization of futures contracts and similar instruments may be advantageous to the Funds, if the Adviser is not successful in employing such instruments in managing the Funds' investments or in predicting market changes, investment performance will be worse than if the Funds did not make such investments. It is possible that there will be imperfect correlation, or even no correlation, between price movements of the investments being hedged and the options or futures used. It is also possible that a Fund may be unable to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or that a Fund may need to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with its futures transactions. In some situations, a Fund may be unable to close out or liquidate its hedged position.

In addition, the Funds will pay commissions and incur other costs in connection with transactions in futures contracts and related options, which may increase the expenses of the Funds.

YEAR 2000

                  Many computer software systems in use today recognize dates using a two digit year code. These systems cannot distinguish between years preceding the year 2000 and years beginning after 1999. This is known as the "Year 2000" problem. Most of the services provided to the Funds depend on the smooth functioning of computer systems. Any failure to adapt these systems prior to the year 2000 could interfere with the proper operations of the Funds. The principal service providers to the Funds have advised the Trust that they are working to implement necessary changes to their systems and that they expect their systems to be adapted in time. However, there can be no assurance of success. In addition, because the Year 2000 problem affects virtually all organizations, companies in which the Funds invest could be adversely impacted by this issue. The extent of the impact of Year 2000 problems on the Funds cannot be predicted.

CONVERSION TO THE EURO


                  On January 1, 1999, the European Union will introduce a single European currency, the Euro. On that date, the first phase of the conversion of the existing currencies (known as "legacy currencies") of eleven participating European Union member countries will begin and the Euro will become the currency of Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain (the "participating countries"). The legacy currencies of the participating countries will remain in circulation, but their valuation will be determined only in relation to the Euro. On January 1, 2002, Euro bills and coins will be introduced. During a transition period from January 1, 1999 until June 30, 2002, the legacy currencies will continue to circulate. On July 1, 2002, the legacy currencies will no longer be accepted as legal tender.


                  The expected introduction of the Euro presents unique uncertainties, including: whether the payment and operational systems of banks and other financial institutions will be ready for the scheduled launch date; the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to legacy currencies rather than the Euro; and the creation of suitable clearing and settlement payment systems for the new currency. These or other factors, including political and economic risks, could cause market disruptions before or after the introduction of the Euro. The principal service providers to the Funds have advised the Trust that they are taking steps to address Euro-related issues.

                             MANAGEMENT OF THE FUNDS

                  The management of each Fund is supervised by the Board of Trustees of Alpine Equity Trust (the "Trust"). Alpine Management & Research, LLC (the "Adviser") serves as the investment adviser of the Funds.


                  The Adviser was formed on December 3, 1997, as a Delaware limited liability company. The Adviser is located at 122 East 42nd Street, 37th Floor, New York, New York 10168, and provides investment advisory and management services to the Funds and other advisory clients. All of the Adviser's client accounts are invested principally in real estate securities. The members of the Adviser are Messrs. Samuel A. Lieber, who is the controlling person of the Adviser, and Marc R. Halle.



                  Mr. Lieber is the portfolio manager for the Alpine U.S. Real Estate Equity Fund and Alpine International Real Estate Equity Fund and the co-manager of the Alpine Realty Income and Growth Fund. Prior to the organization of the Adviser, Mr. Lieber was a Portfolio Manager with Evergreen Asset Management Corp., the former adviser of Alpine U.S. Real Estate Equity Fund and Alpine International Real Estate Equity Fund, since 1985.



                  Mr. Halle is the portfolio manager of the Alpine Realty Income and Growth Fund and associate portfolio manager of the Alpine U.S. Real Estate Equity Fund. Prior to the organization of the Adviser, Mr. Halle was a Real Estate Analyst with Evergreen Asset Management Corp., the former adviser of Alpine U.S. Real Estate Equity Fund and Alpine International Real Estate Equity Fund, since 1994.


                  As investment adviser to the Funds, the Adviser manages the Funds' investments and is responsible for providing the Funds with certain other services. Alpine U.S. Real Estate Equity Fund and Alpine Realty Income and Growth Fund each pay the Adviser a monthly fee computed at the annual rates of 1% of the average daily net assets of the Fund on the first $750 million of assets, 0.9% of average daily net assets on an annual basis on the next $250 million in assets, and 0.8% of average daily net assets on assets in excess of $1 billion. Alpine International Real Estate Equity Fund pays the Adviser a monthly fee computed at the annual rate of 1% of the average daily net assets of the Fund. The advisory fees paid by the Funds are higher than those paid by most other mutual funds, but are comparable to the fees paid by many funds with similar investment objectives and policies. The total estimated expenses of the Funds as a percentage of their average daily net assets on an annual basis are set forth in the section entitled "EXPENSE INFORMATION".

                            DISTRIBUTION ARRANGEMENTS

                  The Trust has retained BISYS Fund Services Limited Partnership (the "Distributor") to serve as distributor of the shares of each Fund. In addition, the Funds have adopted distribution plans in accordance with Rule 12b-1 under the 1940 Act (the "Plans"). Under the Plans, the Funds bear expenses to finance the distribution of their shares. These expenses may not on an annual basis exceed 0.75% of the average daily net assets attributable to Class A shares of a Fund or 1.00% of the average daily net assets attributable to Class B shares or Class C shares of a Fund. Payments under the Plans are used to pay compensation to organizations that sell shares of the Funds to their customers. A portion of the fees payable under each Plan is paid as a service fee for on-going services provided to shareholders and services relating to the maintenance of shareholder accounts. Compensation payable under the Plans is not tied to expenses incurred by the parties receiving payments. Thus, organizations selling shares of the Funds may earn a profit from their distribution and shareholder service-related activities.


                        PURCHASE AND REDEMPTION OF SHARES

HOW TO BUY SHARES

                  You can purchase Class A, Class B and Class C shares of the Funds through broker-dealers, banks or other financial intermediaries, or directly through the Distributor. The minimum initial investment is $1,000, which may be waived in certain situations. There is no minimum for subsequent investments. Investors may make subsequent investments by establishing a Systematic Investment Plan or a Telephone Investment Plan. Share certificates are not issued. See the Share Purchase Application and Statement of Additional Information for more information. (See "GENERAL INFORMATION--Other Classes of Shares"). Shares will be issued at the net asset value per share next computed after the receipt of a request to purchase shares, together with payment in the amount of the purchase] (plus for Class A shares the applicable sales charge).

                  CLASS A SHARES--FRONT-END SALES CHARGE ALTERNATIVE. You can purchase Class A shares of each Fund at net asset value plus an initial sales charge on purchases under $1,000,000. On purchases of $1,000,000 or more, a contingent deferred sales charge ("CDSC") equal to 1% of the lesser of the purchase price or redemption value will be imposed on shares redeemed during the first year after purchase.

                  The schedule of sales charges for Class A shares is as follows:

                                                                Initial Sales Charge
                                                                                           Commission to
                                    As a % of                   As a % of                  Dealer/Agent as a %
Amount of Purchase                  Net Amount Invested         Offering Price             of Offering Price
------------------                  -------------------         --------------             -----------------

Less than $50,000                   4.99%                       4.75%                      4.25%



$50,000 - $99,999                   4.71%                       4.50%                      4.25%

$100,000 - $249,999                 3.90%                       3.75%                      3.25%

$250,000 - $499,999                 2.56%                       2.50%                      2.00%

$500,000 - $999,999                 2.04%                       2.00%                      1.75%

$1,000,000 - $2,999,999             None                        None                       1.00%

$3,000,000 - $4,999,999             None                        None                       0.50%

$5,000,000 or more                  None                        None                       0.25%

                  No front-end sales charges are imposed on Class A shares purchased by institutional investors, which may include bank trust departments and registered investment advisers; investment advisers, consultants or financial planners who place trades for their own accounts or the accounts of their clients and who charge such clients a management, consulting, advisory or other fee; clients of investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment advisers or financial planners on the books of the broker-dealer through whom shares are purchased; institutional clients of broker-dealers, including retirement and deferred compensation plans and the trusts used to fund these plans, which place trades through an omnibus account maintained with a Fund by the broker-dealer; current and retired employees of the Distributor and any broker-dealer with whom the Distributor has entered into an agreement to sell shares of the Funds, and members of the immediate families of such employees; and upon the initial purchase of a Fund by investors reinvesting the proceeds from a redemption within the preceding thirty days of shares of another Fund provided the shares were initially purchased with a front-end sales charge or subject to a CDSC. Certain broker-dealers or other financial institutions may impose a fee in connection with transactions in shares of the Funds.

                  Class A shares may also be purchased at net asset value by qualified and non-qualified employee benefit and savings plans which make shares of the Funds available to their participants, and which: (a) are employee benefit plans having at least $1,000,000 in assets, or 250 or more eligible participants; or (b) are non-qualified benefit or profit sharing plans which are sponsored by an organization which also makes the Funds available through a qualified plan meeting the criteria specified under (a). In connection with sales made to plans of the type described in the preceding sentence that are clients of broker-dealers, and which do not qualify for sales at net asset value under the conditions set forth in the paragraph above, payments may be made in an amount equal to .50 of 1% of the net asset value of shares purchased. These payments are subject to reclaim in the event shares are redeemed within twelve months after purchase.

                  When Class A shares are sold to an investor, the Distributor normally retains a portion of the applicable sales charge and pays the balance to the broker-dealer or other financial intermediary through whom the sale was made. The Distributor may also pay fees to banks from sales charges for services performed on behalf of the customers of such banks in connection with the purchase of shares of the Funds. In addition to compensation paid at the time of sale, entities whose clients have purchased Class A shares may receive a trailing commission equal to .25 of 1% of the average daily value on an annual basis of Class A shares held by their clients.

                  Certain purchases of Class A shares may qualify for reduced sales charges in accordance with a Fund's Combined Purchase Privilege, Cumulative Quantity Discount, Statement of Intention, Privilege for Certain Retirement Plans and Reinstatement Privilege. Consult the Share Purchase Application and Statement of Additional Information for additional information concerning these reduced sales charges.

                  CLASS B SHARES--DEFERRED SALES CHARGE ALTERNATIVE. You can purchase Class B shares of the Funds at net asset value without an initial sales charge. However, you may pay a CDSC if you redeem shares within six years after purchase. Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. The amount of the CDSC (expressed as a percentage of the lesser of the current net asset value or original cost) will vary according to the number of years from the purchase of Class B shares as set forth below.


                                              Contingent Deferred
            Year Since Purchase               Sales Charge
            -------------------               ------------

            FIRST                                      5%
            SECOND                                     4%
            THIRD and FOURTH                           3%
            FIFTH                                      2%
            SIXTH                                      1%


                  The CDSC is deducted from the amount of the redemption and is paid to the Distributor. The CDSC will be waived on redemptions of shares following the death or disability of a shareholder, to meet distribution requirements for certain qualified retirement plans or in the case of certain redemptions made under a Systematic Cash Withdrawal Plan. Class B shares are subject to higher distribution and/or shareholder service fees than Class A shares for a period of seven years (after which it is expected that they will convert to Class A shares). The higher fees mean a higher expense ratio, so Class B shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares. See the Statement of Additional Information for further details.

                  CLASS C SHARES--LEVEL-LOAD ALTERNATIVE. You can purchase Class C shares of Alpine U.S. Real Estate Equity Fund and Alpine International Real Estate Equity Fund without any initial sales charge. The full amount of your investment will be used to purchase shares. However, you will pay a 1% CDSC if you redeem shares during the first year after purchase. Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. Class C shares incur higher distribution and/or shareholder service fees than Class A shares, and unlike Class B shares, do not convert to any other class of shares of the Fund. The higher fees mean a higher expense ratio, so Class C shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares. The maximum amount of Class C shares that may be purchased by any investor is $500,000. Alpine Realty Income and Growth Fund does not offer Class C shares.

                  With respect to Class C shares, no CDSC is imposed on: (1) the portion of redemption proceeds attributable to increases in the value of the account due to increases in the net asset value per share, (2) redemptions of shares following the death or disability of a shareholder, or (3) redemptions to meet distribution requirements for certain qualified retirement plans.

                  HOW THE FUNDS VALUE THEIR SHARES. The net asset value of each class of shares of each Fund is calculated by dividing the value of the Fund's net assets attributable to that class by the number of outstanding shares of that class. Net asset value is determined each day the New York Stock Exchange (the "NYSE") is open as of the close of regular trading (normally, 4:00 p.m. Eastern time). In computing net asset value, portfolio securities of each Fund are valued at their current market values determined on the basis of market quotations. If market quotations are not readily available, securities are valued at fair value as determined by the Board of Trustees of the Trust. Non-dollar denominated securities will be valued as of the close of the NYSE at the closing price of such securities in their principal trading market, but may be valued at fair value if subsequent events occurring before the computation of net asset value materially have affected the value of the securities.

                  GENERAL. The decision as to whether Class A, Class B or Class C shares are more beneficial to you depends on the amount of your investment and the length of time you intend to hold shares. If you are making a large investment, thus qualifying for a reduced front-end sales charge, you might consider Class A shares. If you are making a smaller investment, you might consider Class B shares because 100% of your purchase is invested immediately and Class B shares will convert to Class A shares, which incur lower ongoing distribution and/or shareholder service fees, after seven years. If you are unsure of the time period of your investment, you might consider Class C shares because there is no initial sales charge and the CDSC only applies to redemptions made during the first year. However, unlike Class B shares, Class C shares do not convert to Class A shares.

                  Consult your financial intermediary for further information. The compensation received by dealers and agents may differ depending on whether they sell Class A, Class B or Class C shares.

                  The Funds also offer Class Y shares, which may be purchased without any sales charges, distribution fees or redemption fees. However, unlike Class A, Class B and Class C shares, Class Y shares are not generally offered by most broker-dealers, banks and other financial intermediaries that offer shares of the Funds. As a result, investors purchasing Class Y shares are not expected to receive any of the services that financial intermediaries may provide to their customers who own shares of the Funds.

                  In addition to the commission paid to dealers, the Distributor or the Adviser may pay cash compensation to dealers in connection with sales of shares of a Fund.

                  ADDITIONAL PURCHASE INFORMATION. If a purchase is canceled due to nonpayment or because an investor's check does not clear, the investor will be responsible for any loss a Fund or the Adviser incurs. If the investor is an existing shareholder of any of the Funds, a Fund may redeem shares from an investor's account in any of the Funds to reimburse the Fund or the Adviser for any loss. In addition, the investor may be prohibited or restricted from making further purchases in the Funds.

                  The Funds do not accept third party checks.

HOW TO REDEEM SHARES

                  You may redeem shares of the Funds on any day the NYSE is open, either directly or through your financial intermediary. The price you will receive is the net asset value (less any applicable CDSC) next computed after the Fund receives your redemption request in proper form. Proceeds generally will be sent to you within seven days. However, for shares recently purchased by check, a Fund will not send redemption proceeds until it is reasonably satisfied that the check has been collected (which may take up to ten days). Once a redemption request has been telephoned or mailed, it is irrevocable and may not be modified or canceled. Redemption requests received after 4:00 p.m. (Eastern time) will be processed using the net asset value determined on the next business day. Financial intermediaries may charge a fee for handling redemption requests.

                  REDEEMING SHARES THROUGH YOUR FINANCIAL INTERMEDIARY. A Fund must receive instructions from your financial intermediary before 4:00 p.m. (Eastern time) for you to receive that day's net asset value (less any applicable CDSC). Your financial intermediary is responsible for furnishing all necessary documentation to a Fund and may charge you for this service. Certain financial intermediaries may require that you give instructions earlier than 4:00 p.m. (Eastern time).

                  REDEEMING SHARES DIRECTLY BY MAIL OR TELEPHONE. Shares may be redeemed by sending a signed letter of instruction or stock power form to the Alpine Funds, P.O. Box 182212, Columbus, Ohio 43218-2212. Stock power forms are available from your financial intermediary, the Alpine Funds, and many commercial banks. Additional documentation is required for the redemption of shares by corporations, financial intermediaries, fiduciaries and surviving joint owners. Signature guarantees are required for all redemption requests for shares with a value of more than $50,000 or where the redemption proceeds are to be mailed to an address other than that shown in the account registration. A signature guarantee must be provided by a bank or trust company (not a Notary Public), a member firm of a domestic stock exchange or by another financial institution whose guarantees are acceptable to the Funds' transfer agent.

                  Shareholders may redeem amounts of $1,000 or more from their accounts by calling the phone number on the front page of this Prospectus between the hours of 8:00 a.m. and 9:00 p.m. (Eastern time) each business day (i.e., any weekday exclusive of days on which the NYSE is closed). The NYSE is closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

                  Redemption requests must include the shareholder's account name, as registered with a Fund, and the account number. During periods of unusual economic or market changes, shareholders may experience difficulty in effecting telephone redemptions. Shareholders who are unable to reach a Fund by telephone should follow the procedures outlined above for redemption by mail.

                  The telephone redemption service is not automatically made available to shareholders. Shareholders wishing to use the telephone redemption service must indicate this on the Share Purchase Application and choose how the redemption proceeds are to be paid. Redemption proceeds will either be (i) mailed by check to the shareholder at the address in which the account is registered or (ii) wired to an account with the same registration as the shareholder's account in a Fund at a designated commercial bank. A $5 charge is deducted from redemption proceeds if the proceeds are wired. This charge is subject to change without notice. A shareholder who decides later to use this service, or to change instructions already given, should send a written request to the Alpine Funds at P.O. Box 182212, Columbus, Ohio 43218-2212, with the shareholder's signature guaranteed by a bank or trust company (not a Notary Public), a member firm of a domestic stock exchange or by another financial institution whose guarantees are acceptable to the Funds' transfer agent. Shareholders should allow approximately ten days for the form to be processed.

                  The Funds employ reasonable procedures to verify that telephone redemption requests are genuine. These procedures include requiring some form of personal identification prior to acting upon instructions and tape recording of conversations. If these procedures are followed, the Funds and their agents will not be liable for any losses due to unauthorized or fraudulent instructions. Each Fund reserves the right to refuse a telephone redemption request, if it is believed advisable to do so. The telephone redemption option may be suspended or terminated at any time without notice.

                  GENERAL. The redemption of shares is a taxable transaction for Federal income tax purposes. Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by Federal securities law. The Funds reserve the right to close an account that as a result of one or more redemptions has remained below $1,000 for thirty days. Shareholders will receive sixty days' written notice to increase the account value before the account is closed. Although in unusual circumstances the Funds may pay the redemption amount in-kind through the distribution of portfolio securities, they are obligated to redeem shares solely in cash, up to the lesser of $250,000 or 1% of a Fund's total net assets during any ninety day period for any one shareholder.

                               EXCHANGE PRIVILEGE

                  HOW TO EXCHANGE SHARES. You may exchange some or all of your shares of a Fund for shares of the same class in one of the other Funds through your financial intermediary, or by telephone or mail as described below. Each exchange involves the redemption of shares of one Fund and the purchase of shares of another Fund. Once an exchange request has been telephoned or mailed, it is irrevocable and may not be modified or canceled. Exchanges are made on the basis of the relative net asset values of the shares being exchanged. An exchange which represents an initial investment in another mutual fund is subject to the minimum investment and suitability requirements of each Fund.

                  The Funds each have different investment objectives and policies. An exchange is treated for Federal income tax purposes as a redemption and purchase of shares and may result in the realization of a capital gain or loss. Shareholders are limited to five exchanges per calendar year, with a maximum of three per calendar quarter. The exchange privilege may be modified or discontinued at any time by the Funds upon sixty days' notice to shareholders and is only available in states in which shares of the Fund being acquired may lawfully be sold.

                  No CDSC is imposed when shares are exchanged. The CDSC applicable, if any, will be computed and payable when shares are redeemed for cash. In computing the CDSC, Class B shares will continue to age following an exchange for purposes of conversion to Class A shares and determining the amount of the applicable CDSC upon a redemption.

                  EXCHANGES THROUGH YOUR FINANCIAL INTERMEDIARY. A Fund must receive exchange instructions from your financial intermediary before 4:00 p.m. (Eastern time) for the request to be effective on the day received. Your financial intermediary is responsible for furnishing all necessary documentation to a Fund and may charge you for this service.

                  EXCHANGES BY TELEPHONE AND MAIL. You may exchange shares with a value of $1,000 or more by telephone by calling 888-785-5578. Exchange requests received after 4:00 p.m. (Eastern time) will be processed using the net asset value determined on the next business day. You may also exchange shares by mail by following the procedures for written redemption requests (however, no signature guarantee is required). During periods of unusual economic or market changes, shareholders may experience difficulty in effecting telephone exchanges. You should follow the procedures for exchanges by mail if you are unable to reach the Funds by telephone. If you wish to use the telephone exchange service you should indicate this on the Share Purchase Application.

                  The Funds employ reasonable procedures to verify that telephone exchange instructions are genuine. If these procedures are followed, the Funds and their agents will not be liable for any losses due to unauthorized or fraudulent instructions. A telephone exchange may be refused by a Fund if it is believed advisable to do so. Procedures for exchanging Fund shares by telephone may be modified or terminated at any time.

\                              SHAREHOLDER SERVICES

                  The Funds offer the following shareholder services. For more information about these services or your account, contact your financial intermediary, the distributor of shares of the Funds, or the toll-free number on the front page of this Prospectus. Some services are described in more detail in the Share Purchase Application.

                  SYSTEMATIC INVESTMENT PLAN. You may make monthly or quarterly investments into an existing account automatically in amounts of not less than $25 per month or $75 per quarter. Each Fund reserves the right to close an account that through redemptions or termination of the Systematic Investment Plan has not reached a minimum balance of $1,000 ($250 for retirement accounts) within 24 months of the initial investment.

                  TELEPHONE INVESTMENT PLAN. You may make investments into an existing account electronically in amounts of not less than $100 or more than $10,000 per investment. Telephone investment requests received by 4:00 p.m. (Eastern time) will be credited to a shareholder's account two days from the date the request is received.

                  Shares purchased under the Systematic Investment Plan or Telephone Investment Plan may not be redeemed for ten business days from the date of investment.

                  SYSTEMATIC CASH WITHDRAWAL PLAN. When an account of $10,000 or more is opened or when an existing account reaches that size, you may participate in the Systematic Cash Withdrawal Plan offered by the Funds by filling out the appropriate part of the Share Purchase Application. Under this plan, you may receive (or designate a third party to receive) a monthly or quarterly check in a stated amount of not less than $75. Fund shares will be redeemed as necessary to meet withdrawal payments. All participants must elect to have their dividends and capital gain distributions reinvested automatically.

                  INVESTMENTS THROUGH EMPLOYEE BENEFIT AND SAVINGS PLANS. Certain qualified and non-qualified benefit and savings plans may make shares of the Funds available to their participants. The Adviser may provide compensation to organizations providing administrative and recordkeeping services to plans which make shares of the Funds available to their participants.

                  AUTOMATIC REINVESTMENT PLAN. For the convenience of investors, all dividends and distributions paid on each class of shares of each Fund are automatically reinvested in full and fractional shares of the same class of that Fund at the net asset value per share at the close of business on the record date, unless otherwise requested by a shareholder in writing. If the transfer agent does not receive a written request for subsequent dividends or distributions to be paid in cash at least three full business days before a given record date, the dividends or distributions paid on that record date will be reinvested. If you elect to receive dividends or distributions in cash and the U.S. Postal Service cannot deliver the checks, or the checks remain uncashed for six months, the dividends or distributions will be reinvested into your account at the net asset value in affect at the time of reinvestment.

                  TAX SHELTERED RETIREMENT PLANS. Eligible investors may open a pension and profit sharing account in a Fund under the following prototype retirement plans: (i) Individual Retirement Accounts ("IRAs") and Rollover IRAs; and (ii) Simplified Employee Pension (SEP) for sole proprietors, partnerships and corporations.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

                  It is the policy of each Fund to distribute to shareholders its investment company income, if any, annually and any net realized capital gains annually or more frequently as required as a condition of continued qualification as a regulated investment company by the Code. Dividends and distributions generally are taxable in the year in which they are paid, except any dividends paid in January that were declared in the previous calendar quarter may be treated as paid in December of the previous year. Income dividends and capital gain distributions are automatically reinvested in additional shares of the Fund making the distribution at the net asset value per share at the close of business on the record date, unless the shareholder has made a written request for payment in cash.

                  Each Fund has qualified and intends to continue to qualify to be treated as a regulated investment company under the Code. While so qualified, it is expected that each Fund will not be required to pay any Federal income tax on that portion of its investment company taxable income and any net realized capital gains it distributes to shareholders. The Code imposes a 4% nondeductible excise tax on regulated investment companies, such as the Funds, to the extent they do not meet certain distribution requirements by the end of each calendar year. Each Fund anticipates meeting these distribution requirements. Most shareholders of the Funds normally will have to pay Federal income tax and any state or local taxes on the dividends and distributions they receive from a Fund whether dividends and distributions are paid in cash or reinvested in additional shares. Questions on how distributions will be taxed should be directed to your tax adviser.

                  Generally, the highest Federal income tax rate applicable to net long-term capital gains realized by individuals is 20%. The rate applicable to corporations is 35%. Certain income from a Fund may qualify for a corporate dividends-received deduction of 70%. Following the end of each calendar year, every shareholder of the Fund will be sent applicable tax information and information regarding the dividends and capital gain distributions made during the calendar year. A Fund may be subject to foreign withholding taxes which would reduce the yield on its investments. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. Shareholders of a Fund who are subject to U.S. Federal income tax may be entitled, subject to certain rules and limitations, to claim a Federal income tax credit or deduction for foreign income taxes paid by a Fund. See the Statement of Additional Information for further details. A Fund's transactions in options, futures and forward contracts may be subject to special tax rules. These rules can affect the amount, timing and characteristics of distributions to shareholders.

                  Each Fund is required by Federal law to withhold 31% of reportable payments (which may include dividends, capital gain distributions and redemptions) paid to certain shareholders. In order to avoid this backup withholding requirement, you must certify on the Share Purchase Application, or on a separate form supplied by the Fund, that your social security or taxpayer identification number is correct and that you are not currently subject to backup withholding or are exempt from backup withholding.

                  The foregoing discussion of Federal income tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, and is subject to change by legislative or administrative action. As the foregoing discussion is for general information only, you should also review the discussion of "Additional Tax Information" contained in the Statement of Additional Information. In addition, you should consult your own tax adviser as to the tax consequences of investments in the Funds, including the application of state and local taxes which may be different from Federal income tax consequences described above.

                               GENERAL INFORMATION

                  PORTFOLIO TRANSACTIONS. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, a Fund may consider sales of its shares as a factor in the selection of dealers to effect portfolio transactions for the Fund.

                  ORGANIZATION. The Funds are separate series of Alpine Equity Trust (formerly Evergreen Global Equity Trust), a Massachusetts business trust organized in 1988. The Funds do not hold annual shareholders meetings. Shareholders meetings are held only when required by applicable law or otherwise deemed necessary. Shareholders have available certain procedures for the removal of Trustees, including the right to demand that a meeting of shareholders be called for the purpose of voting on removal if 10% of the shareholders so request in writing.

                  A shareholder in each class of a Fund will be entitled to his or her share of all dividends and distributions from a Fund's assets, based upon the relative value of such shares to those of other classes of the Fund, and, upon redeeming shares, will receive the then current net asset value of the class of shares of the Fund represented by the redeemed shares less any applicable CDSC. The Trust may establish, without shareholder approval, additional investment series, which may have different investment objectives, and additional classes of shares for any existing or future series. If an additional series or class were established, each share of the series or class would normally be entitled to one vote for all purposes.

                  Class A, Class B, Class C and Class Y shares have identical voting, dividend, liquidation and other rights, except that each class bears, to the extent applicable, its own distribution expenses as well as any other expenses applicable only to a specific class. Shares of all series and classes will vote together as a single class on matters, such as the election of Trustees, that affect each series and class in substantially the same manner. Series and classes will vote separately on other matters which affect only certain series or classes or if separate voting is required by applicable law. Shares are entitled to dividends as determined by the Trustees and, in liquidation of a Fund, are entitled to receive the net assets of the Fund.

                  CUSTODIAN. Investors Fiduciary Trust Company, 801 Pennsylvania Avenue, Kansas City, Missouri 64105, acts as each Fund's custodian.

                  TRANSFER AGENT AND FUND ACCOUNTING AGENT. BISYS Fund Services, Inc., 3435 Stelzer Road Columbus, Ohio, 43219, acts as each Fund's transfer agent and dividend-disbursing agent. It also provides accounting services to the Funds.

                  PRINCIPAL UNDERWRITER. BISYS Fund Services Limited Partnership, a wholly-owned subsidiary of the BISYS Group, Inc. located at 120 Clove Road, Little Falls, New Jersey 07424, is the principal underwriter of the Funds. BISYS Fund Services Ohio, Inc. provides administration services to the Funds. These services include: assisting in the supervision of all aspects of the operations of the Funds (except those performed by the Adviser, the custodian, the transfer agent or the fund accounting agent); preparing certain period reports; assisting in the preparation of tax returns; and preparing materials for use in connection with meetings of Trustees and shareholders. The Funds each pay a fee computed at the annual rate of 0.23% of the Fund's average daily net assets for administration services provided by BISYS Fund Services Ohio, Inc. and for transfer agent and fund accounting services provided by BISYS Fund Services, Inc.

                  OTHER CLASSES OF SHARES. Alpine U.S. Real Estate Equity Fund and Alpine International Real Estate Equity Fund currently offer four classes of shares: Class A, Class B, Class C and Class Y. Alpine Realty Income and Growth Fund currently offers three classes of shares, Class A, Class B and Class Y. The Funds may in the future offer additional classes. Class A, Class B and Class C shares are being offered by this Prospectus. The dividends payable with respect to Class A, Class B and Class C shares will be less than those payable with respect to Class Y shares due to the distribution and shareholder servicing related expenses that may be borne by Class A, Class B and Class C shares.

                  PERFORMANCE INFORMATION. From time to time, the Funds may each quote their "total return" for a specified period in advertisements, reports or other communications to shareholders. Total return is computed separately for each class of shares. A Fund's total return for a specified period is computed by finding, through the use of a formula prescribed by the SEC, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of the investment at the end of the period. For purposes of computing total return, dividends and capital gains distributions paid on shares of a Fund are assumed to have been reinvested when paid and the maximum sales charges applicable to purchases of a Fund's shares are assumed to have been paid.

                  In marketing a Fund's shares, information may be provided that is designed to help individuals understand their investment goals and explore various financial strategies. Such information may include publications describing general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; a questionnaire designed to help create a personal financial profile; and an action plan offering investment alternatives. In addition, the information provided to investors may quote financial or business publications and periodicals, including model portfolios or allocations, as they relate to fund management, investment philosophy, and investment techniques.

                  Performance data for each class of shares will be included in any advertisements or sales literature using performance data of a Fund. These advertisements may quote performance rankings or ratings of a Fund by financial publications or independent organizations such as Lipper Analytical Services, Inc. and Morningstar, Inc. or compare a Fund's performance to various indices. The Funds may also advertise in items of sales literature an "actual distribution rate" which is computed by dividing the total ordinary income distributed (which may include the excess of short-term capital gains over losses) to shareholders for the latest twelve month period by the maximum public offering price per share on the last day of the period. Investors should be aware that past performance may not be indicative of future results.

                  LIABILITY UNDER MASSACHUSETTS LAW. Under Massachusetts law, shareholders of a business trust may, in certain circumstances, be held personally liable for its obligations. The Trust's Declaration of Trust provides that no shareholder will be personally liable for the obligations of the Trust and requires that every written contract made by the Trust contain a provision to that effect. If any shareholder were required to pay any liability of the Trust, that person would generally be entitled to reimbursement from the general assets of the Trust.


                  CONTROL PERSONS. As of December 9, 1998, Stephen A. Lieber may be deemed to control Alpine International Real Estate Equity Fund through his beneficial ownership of more than 25 percent of the Fund's outstanding shares.


                  ADDITIONAL INFORMATION. This Prospectus and the Statement of Additional Information, which has been incorporated by reference, do not contain all the information set forth in the Registration Statement filed by the Trust with the SEC under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.

                               INVESTMENT ADVISER

                        Alpine Management & Research, LLC
                              122 East 42nd Street
                                   37th Floor
                            New York, New York 10168


                   TRANSFER AGENT & DIVIDEND-DISBURSING AGENT

                            BISYS Fund Services, Inc.
                                3435 Stelzer Road
                              Columbus, Ohio 43219


                                    CUSTODIAN

                        Investors Fiduciary Trust Company
                             801 Pennsylvania Avenue
                           Kansas City, Missouri 64105


                                  LEGAL COUNSEL

                            Schulte Roth & Zabel LLP
                                900 Third Avenue
                            New York, New York 10022


                              INDEPENDENT AUDITORS

                           PricewaterhouseCoopers LLP
                              100 East Broad Street
                              Columbus, Ohio 43215


                                   DISTRIBUTOR

                     BISYS Fund Services Limited Partnership
                                3435 Stelzer Road
                              Columbus, Ohio 43219

                       STATEMENT OF ADDITIONAL INFORMATION


                                December 29, 1998


                               ALPINE EQUITY TRUST

                                3435 Stelzer Road

                              Columbus, Ohio 43219
                                  888-785-5578

Alpine U.S. Real Estate Equity Fund ("U.S. Fund")
Alpine International Real Estate Equity Fund ("International Fund") Alpine Realty Income and Growth Fund ("Income and Growth Fund")

                  This Statement of Additional Information pertains to all classes of shares of Alpine U.S. Real Estate Equity Fund, Alpine International Real Estate Equity Fund and Alpine Realty Income and Growth Fund (collectively, the "Funds"). The Funds are separate series of Alpine Equity Trust (the "Trust"). Shares of the Funds are offered through two separate Prospectuses: one offering Class A, Class B and Class C shares of the U.S. Fund and the International Fund and Class A and Class B shares of the Income and Growth Fund; and one offering Class Y shares of each of the Funds. Copies of the Funds' Prospectuses may be obtained without charge by calling the number listed above. This Statement of Additional Information is not a Prospectus. It contains information in addition to and more detailed than that set forth in the Prospectus and is intended to provide you with additional information regarding the activities and operations of the Funds. This Statement of Additional Information should be read in conjunction with the applicable Prospectus.

                                TABLE OF CONTENTS


INVESTMENT OBJECTIVES AND POLICIES......................................3
SPECIAL INVESTMENT TECHNIQUES..........................................12
INVESTMENT RESTRICTIONS................................................15
CERTAIN RISK CONSIDERATIONS............................................20
MANAGEMENT.............................................................20
TRUSTEES COMPENSATION TABLE............................................22
INVESTMENT ADVISER.....................................................25
DISTRIBUTION PLANS.....................................................27
ALLOCATION OF BROKERAGE................................................30
ADDITIONAL TAX INFORMATION.............................................31
NET ASSET VALUE........................................................34
PURCHASE OF SHARES.....................................................36
GENERAL INFORMATION ABOUT THE FUNDS....................................45
PERFORMANCE INFORMATION................................................47
FINANCIAL STATEMENTS...................................................49
APPENDIX "A"   DESCRIPTION OF BOND RATINGS.............................50
APPENDIX "B"   FUTURES AND OPTIONS.....................................56

                       INVESTMENT OBJECTIVES AND POLICIES

                  (See also "Description of the Funds -Investment Objectives" and "-Investment Policies" in the Funds' Prospectuses)

                  The investment objective of each Fund and a description of the investment policies and practices of each Fund is set forth under "Description of the Funds -Investment Objectives" and "-Investment Policies" in the Prospectuses. Each Fund's investment objective is fundamental and may not be changed without the approval of a majority of the outstanding voting securities of the Fund.

                  Alpine Management & Research, LLC (the "Adviser") serves as the investment adviser of each Fund.

TYPES OF INVESTMENTS

Convertible Securities

                  Each Fund may invest in convertible securities. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for a variety of investment strategies.

                  Each Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of the Adviser, the investment characteristics of the underlying common shares will assist a Fund in achieving its investment objective. A Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the Adviser evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Adviser considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

Warrants

                  Each Fund may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Foreign Securities

                  Each Fund may purchase securities of non-U.S. issuers and securities of U.S. issuers that trade in foreign markets ("foreign securities"). To the extent that foreign securities purchased by the Funds are denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect: the Funds' net asset values per share; the value of any interest earned; gains and losses realized on the sale of securities; and net investment income and capital gains, if any, to be distributed to shareholders by a Fund. If the value of a foreign currency rises against the U.S. dollar, the value of a Fund's assets denominated in that currency will increase. Correspondingly, if the value of a foreign currency declines against the U.S. dollar, the value of a Fund's assets denominated in that currency will decrease. The performance of the Funds will be measured in U.S. dollars, the base currency for the Funds. When a Fund converts its holdings to another currency, it may incur conversion costs. Foreign exchange dealers realize a profit on the difference between the prices at which such dealers buy and sell currencies.

                  The Funds may engage in transactions in foreign securities which are listed on foreign securities exchanges, traded in the over-the-counter market or issued in private placements. Transactions in listed securities may be effected in the over-the-counter markets if, in the opinion of the Adviser, this affords the Funds the ability to obtain best price and execution. Securities markets of foreign countries in which the Funds may invest are generally not subject to the same degree of regulation as the U.S. markets and may be more volatile and less liquid than the major U.S. markets. The differences between investing in foreign and U.S. companies include: (1) less publicly available information about foreign companies; (2) the lack of uniform financial accounting standards and practices among countries which could impair the validity of direct comparisons of valuations measures (such as price/earnings ratios) for securities in different countries; (3) less readily available market quotations for the securities of foreign issuers; (4) differences in government regulation and supervision of foreign stock exchanges, brokers, listed companies, and banks; (5) differences in legal systems which may affect the ability to enforce contractual obligations or obtain court judgments; (6) generally lower foreign stock market volume; (7) the likelihood that foreign securities may be less liquid or more volatile, which may affect the ability of the Funds to purchase or sell large blocks of securities and thus obtain the best price; (8) transactions costs, including brokerage charges and custodian charges associated with holding foreign securities, may be higher; (9) the settlement period for foreign securities, which are sometimes longer than those for securities of U.S. issuers, may affect portfolio liquidity; (10) foreign securities held by a Fund may be traded on days that the Fund does not value its portfolio securities, such as Saturdays and customary business holidays, and accordingly, net asset value per share may be significantly affected on days when shareholders do not have the ability to purchase or redeem shares of the Fund; and (11) political and social instability, expropriation, and political or financial changes which adversely affect investment in some countries. These various risks may be greater in emerging market countries.

                  American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") and other securities convertible into securities of foreign issuers may not necessarily be denominated in the same currency as the securities into which they may be converted, but rather in the currency of the market in which they are traded. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe by banks or depositories which evidence a similar ownership arrangement. Generally ADRs, in registered form, are designed for use in United States securities markets and EDRs, in bearer form, are designed for use in European securities markets.

Sovereign Debt Obligations

                  Each Fund may purchase sovereign debt instruments issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

Shares of Closed-End Investment Companies

                  Each Fund may purchase the equity securities of closed-end investment companies to facilitate investment in certain countries. Equity securities of closed-end investment companies generally trade at a discount to their net asset value, but may also trade at a premium to net asset value. The Funds may pay a premium to invest in a closed-end investment company in circumstances where the Adviser determines that the potential for capital growth justifies the payment of a premium. Closed-end investment companies, as well as money market funds, pay investment advisory and other fees and incur various expenses in connection with their operations. Shareholders of the Funds will indirectly bear these fees and expenses, which will be in addition to the fees and expenses of the Funds.

Mortgage-Backed Securities

                  Each Fund may invest in mortgage-backed securities issued or guaranteed by the U.S. Government, or one of its agencies or instrumentalities, or issued by private issuers. The mortgage-backed securities in which the Funds may invest include collateralized mortgage obligations ("CMOs") and interests in real estate mortgage investment conduits ("REMICs"). CMOs are debt instruments issued by special purpose entities and secured by mortgages or other mortgage-backed securities, which provide by their terms for aggregate payments of principal and interest based on the payments made on the underlying mortgages or securities. CMOs are typically issued in separate classes with varying coupons and stated maturities. REMIC interests are mortgage-backed securities as to which the issuers have qualified to be treated as real estate mortgage investment conduits under the Internal Revenue Code of 1986, as amended (the "Code") and have the same characteristics as CMOs.

                  Each Fund may from time to time also invest in "stripped" mortgage-backed securities. These are securities which operate like CMOs but entitle the holder to disproportionate interests with respect to the allocation of interest or principal on the underlying mortgages or securities. A stripped mortgage-backed security is created by the issuer separating the interest and principal on a mortgage pool to form two or more independently traded securities. The result is the creation of classes of discount securities which can be structured to produce faster or slower prepayment expectations based upon the particular underlying mortgage interest rate payments assigned to each class. These obligations exhibit risk characteristics similar to mortgage-backed securities generally and zero coupon securities. Due to existing market characteristics, "interest only" and "principal only" mortgage-backed securities are considered to be illiquid The prices of these securities are more volatile than the prices of debt securities which make periodic payments of interest.

                  Because the mortgages underlying mortgage-backed securities are subject to prepayment at any time, most mortgage-backed securities are subject to the risk of prepayment in an amount differing from that anticipated at the time of issuance. Prepayments generally are passed through to the holders of the securities. Any such prepayments received by a Fund must be reinvested in other securities. As a result, prepayments in excess of that anticipated could adversely affect yield to the extent reinvested in instruments with a lower interest rate than that of the original security. Prepayments on a pool of mortgages are influenced by a variety of economic, geographic, social and other factors. Generally, however, prepayments will increase during a period of falling interest rates and decrease during a period of rising interests rates. Accordingly, amounts required to be reinvested are likely to be greater (and the potential for capital appreciation less) during a period of declining interest rates than during a period of rising interest rates. Mortgage-backed securities may be purchased at a premium over the principal or face value in order to obtain higher income. The recovery of any premium that may have been paid for a given security is solely a function of the ability to liquidate such security at or above the purchase price.

Asset-Backed Securities

                  Each Fund may invest in asset-backed securities issued by private issuers. Asset-backed securities represent interests in pools of consumer loans (generally unrelated to mortgage loans) and most often are structured as pass-through securities. Interest and principal payments ultimately depend on payment of the underlying loans by individuals, although the securities may be supported by letters of credit or other credit enhancements. The value of asset-backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing the credit enhancement. Asset-backed securities may be "stripped" into classes in a manner similar to that described under the "Mortgage-Backed Securities," above, and are subject to the prepayment risks described therein.

Strategic Investments

Foreign Currency Transactions; Currency Risks

                  Exchange rates between the U.S. dollar and foreign currencies are a function of such factors as supply and demand in the currency exchange markets, international balances of payments, governmental intervention, speculation and other economic and political conditions. Although a Fund values its assets daily in U.S. dollars, a Fund generally does not convert its holdings to U.S. dollars or any other currency. Foreign exchange dealers may realize a profit on the difference between the price at which a Fund buys and sells currencies.

                  Each Fund will engage in foreign currency exchange transactions in connection with its investments in foreign securities. A Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward contracts to purchase or sell foreign currencies.

Forward Foreign Currency Exchange Contracts

                  The Funds may enter into forward foreign currency exchange contracts in order to protect against possible losses on foreign investments resulting from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has a deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies. However, forward foreign currency exchange contracts may limit potential gains which could result from a positive change in such currency relationships. The Adviser believes that it is important to have the flexibility to enter into forward foreign currency exchange contracts whenever it determines that it is in a Fund's best interest to do so. The Funds will not speculate in foreign currency.

                  Except for cross-hedges, a Fund will not enter into forward foreign currency exchange contracts or maintain a net exposure in such contracts when it would be obligated to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency or, in the case of a "cross-hedge," denominated in a currency or currencies that the Adviser believes will tend to be closely correlated with that currency with regard to price movements. At the consummation of a forward contract, a Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, at the same maturity date, the same amount of such foreign currency. If a Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If a Fund engages in an offsetting transaction, the Fund will incur a gain or loss to the extent that there has been a change in forward contract prices.

                  It should be realized that this method of protecting the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase. Generally, a Fund will not enter into a forward foreign currency exchange contract with a term longer than one year.

Foreign Currency Options

                  A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price on a specified date or during the option period. The owner of a call option has the right, but not the obligation, to buy the currency. Conversely, the owner of a put option has the right, but not the obligation, to sell the currency. When the option is exercised, the seller (i.e., writer) of the option is obligated to fulfill the terms of the sold option. However, either the seller or the buyer may, in the secondary market, close its position during the option period at any time prior to expiration.

                  A call option on a foreign currency generally rises in value if the underlying currency appreciates in value, and a put option on a foreign currency generally rises in value if the underlying currency depreciates in value. Although purchasing a foreign currency option can protect the Fund against an adverse movement in the value of a foreign currency, the option will not limit the movement in the value of such currency. For example, if a Fund was holding securities denominated in a foreign currency that was appreciating and had purchased a foreign currency put to hedge against a decline in the value of the currency, the Fund would not have to exercise its put option. Likewise, if a Fund were to enter into a contract to purchase a security denominated in foreign currency and, in conjunction with that purchase, were to purchase a foreign currency call option to hedge against a rise in value of the currency, and if the value of the currency instead depreciated between the date of purchase and the settlement date, the Fund would not have to exercise its call. Instead, the Fund could acquire in the spot market the amount of foreign currency needed for settlement.

Special Risks Associated with Foreign Currency Options

                  Buyers and sellers of foreign currency options are subject to the same risks that apply to options generally. In addition, there are certain additional risks associated with foreign currency options. The markets in foreign currency options are relatively new, and a Fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Although the Funds will not purchase or write such options unless and until, in the opinion of the Adviser, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by most of the same factors that influence foreign exchange rates and investments generally.

                  The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

                  There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. option markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.

Foreign Currency Futures Transactions

                  By using foreign currency futures contracts and options on such contracts, a Fund may be able to achieve many of the same objectives as it would through the use of forward foreign currency exchange contracts. The Funds may be able to achieve these objectives possibly more effectively and at a lower cost by using futures transactions instead of forward foreign currency exchange contracts.

                  A foreign currency futures contract sale creates an obligation by a Fund, as seller, to deliver the amount of currency called for in the contract at a specified future time for a specified price. A currency futures contract purchase creates an obligation by a Fund, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of currency futures contracts is effected by entering into an offsetting purchase or sale transaction. An offsetting transaction for a currency futures contract sale is effected by the Fund entering into a currency futures contract purchase for the same aggregate amount of currency and same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund is immediately paid the difference and realizes a loss. Similarly, the closing out of a currency futures contract purchase is effected by the Fund entering into a currency futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the offsetting sale price is less than the purchase price, the Fund realizes a loss.

Special Risks Associated with Foreign Currency Futures Contracts and Related Options

                  Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to the use of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on foreign currencies, as described above.

                  Options on foreign currency futures contracts may involve certain additional risks. Trading options on foreign currency futures contracts is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. To reduce this risk, the Funds will not purchase or write options on foreign currency futures contracts unless and until, in the opinion of the Adviser, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying foreign currency futures contracts. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Funds because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss, such as when there is no movement in the price of the underlying currency or futures contract.

Illiquid Securities

                  The Trust's Board of Trustees (the "Trustees") has adopted procedures to determine the liquidity of certain restricted securities, as permitted under an SEC Staff position set forth in the adopting release for Rule 144A under the Securities Act of 1933 (the "1933 Act"). Rule 144A (the "Rule") is a non-exclusive, safe-harbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws. The Rule provides an exemption from registration for resales of otherwise restricted securities to qualified institutional buyers. The Rule was expected to further enhance the liquidity of the secondary market for securities eligible for sale under the Rule. The Staff of the SEC has left the question of determining the liquidity of restricted securities eligible for resale under the Rule for determination by the Trustees. The Trustees consider the following criteria in determining the liquidity of these restricted securities:

                  (i)      the frequency of trades and quotes for the security;

                  (ii) the number of dealers willing to purchase or sell the security and the number of other potential buyers;

                  (iii)    dealer undertakings to make a market in the security;
                           and

                  (iv) the nature of the security and the nature of the marketplace trades.

When-Issued and Delayed Delivery Securities

                  These transactions are made to secure what is considered to be an advantageous price or yield for a Fund. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of a Fund sufficient to make payment for the securities to be purchased are segregated on the Fund's records at the trade date. These assets are marked to market and are maintained until the transaction has been settled.

Lending of Portfolio Securities

                  The collateral received when a Fund lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the lending Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination at the option of the Fund or the borrower. A Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. A Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

Repurchase Agreements

                  The Funds' custodian or a sub-custodian will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from the Funds, the Funds could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Funds might be delayed pending court action. The Funds believe that under the regular procedures normally in effect for custody of a Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker-dealers, which are deemed by the Adviser to be creditworthy pursuant to guidelines established by the Trustees.

Reverse Repurchase Agreements

                  The Funds may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, a Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable a Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

                  When effecting reverse repurchase agreements, liquid assets of a Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and maintained until the transaction is settled.

Short Sales

                  As discussed in the Funds' Prospectuses, each Fund may engage in short sales. A Fund sells a security short when the Adviser believes the price of the security will decline. A Fund also may sell a security short to protect against a decline in the price of a security it already owns, but wishes to defer the realization of a capital loss. To sell a security short, a Fund must borrow the security. A Fund's obligation to replace the security borrowed and sold short will be fully secured at all times by cash or liquid portfolio securities deposited in a segregated account. The use of short sales is considered a speculative investment practice.

Borrowing

                  Each Fund may borrow money for investment purposes (which is a practice known as "leverage"). Leveraging creates an opportunity for increased net income, but at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the net asset value of a Fund's shares and in the yield on a Fund's portfolio. Although the principal of such borrowings will be fixed, a Fund's net assets may change in value during the time the borrowing is outstanding. Since any decline in value of a Fund's investments will be borne entirely by the Fund's shareholders, the effect of leverage in a declining market would be a greater decrease in net asset value than if the Fund were not so leveraged. Leveraging will create interest expenses for a Fund, which can exceed the investment return from the borrowed funds. To the extent the investment return derived from securities purchased with borrower funds exceeds the interest a Fund will have to pay, the Fund's investment return will be greater than if leveraging was not used. Conversely, if the investment return from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the investment return of the Fund will be less than if leveraging were not used.

                          SPECIAL INVESTMENT TECHNIQUES

                  As discussed in the Funds' Prospectuses, each Fund may engage in certain transactions in options and futures contracts and options on futures contracts. The specific transactions in which each Fund may engage are noted and described in the Prospectuses. The discussion below provides additional information regarding the use of options on stock indices and stock index futures. Appendix B to this Statement of Additional Information sets forth further details regarding options and futures.

Regulatory Matters

                  The Funds will comply with and adhere to all limitations on the manner and extent to which they effect transactions in futures and options on such futures currently imposed by the rules and policy guidelines of the Commodity Futures Trading Commission as conditions for exemption of a mutual fund, or investment advisers thereto, from registration as a commodity pool operator. Under those restrictions, the Funds will not, as to any positions, whether long, short or a combination thereof, enter into futures and options thereon for which the aggregate initial margins and premiums exceed 5% of the fair market value of its assets after taking into account unrealized profits and losses on options it has entered into. In the case of an option that is "in-the-money," the in-the-money amount may be excluded in computing such 5%. (In general, a call option on a future is "in-the-money" if the value of the future exceeds the exercise ("strike") price of the call; a put option on a future is "in-the-money" if the value of the future which is the subject of the put is exceeded by the strike price of the put.) The Funds may use futures and options thereon solely for bona fide hedging or for other non-speculative purposes within the meaning and intent of the applicable provisions of the Commodities Exchange Act and regulations thereunder. As to long positions which are used as part of a Fund's investment strategy and are incidental to its activities in the underlying cash market, the "underlying commodity value" of the Fund's futures and options thereon must not exceed the sum of (i) cash set aside in an identifiable manner, or short-term U.S. debt obligations or other dollar-denominated high-quality, short-term money instruments so set aside, plus sums deposited on margin; (ii) cash proceeds from existing investments due in 30 days; and (iii) accrued profits held at the futures commission merchant. The "underlying commodity value" of a future is computed by multiplying the size of the future by the daily settlement price of the future. For an option on a future, that value is the underlying commodity value of the future underlying the option.

Risks of Options on Stock Indices

                  As discussed in the Prospectuses, the purchase and sale of options on stock indices will be subject to risks applicable to options transactions generally. In addition, the distinctive characteristics of options on indices create certain risks that are not present with stock options. Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances such as if trading were halted in a substantial number of stocks included in the index or if dissemination of the current level of an underlying index is interrupted. If this occurred, a Fund would not be able to close out options which it had purchased and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in losses if the underlying index moves adversely before trading resumes. However, it is a policy to purchase options only on indices which include a sufficient number of stocks so that the likelihood of a trading halt in the index is minimized.

                  The purchaser of an index option may also be subject to a timing risk. If an option is exercised by a Fund before final determination of the closing index value for that day, the risk exists that the level of the underlying index may subsequently change. If such a change caused the exercised option to fall out-of-the-money (that is, the exercising of the option would result in a loss, not a gain), the Fund would be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time, it may not be possible to eliminate this risk entirely because the exercise cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced. Alternatively, when the index level is close to the exercise price, a Fund may sell rather than exercise the option. Although the markets for certain index option contracts have developed rapidly, the markets for other index options are not as liquid. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. The Funds will not purchase or sell any index option contract unless and until, in the opinion of the Adviser, the market for such options has developed sufficiently that such risk in connection with such transactions is no greater than such risk in connection with options on stocks.

Stock Index Futures Characteristics

                  Currently, stock index futures contracts can be purchased or sold with respect to several different stock indices, each based on a different measure of market performance. A determination as to which of the index contracts would be appropriate for purchase or sale by the Funds will be based upon, among other things, the liquidity offered by such contracts and the volatility of the underlying index.

                  Unlike when the Funds purchase or sell a security, no price is paid or received by the Funds upon the purchase or sale of a futures contract. Instead, the Funds will be required to deposit in a segregated asset account an amount of cash or qualifying securities (currently U.S. Treasury bills) currently ranging from approximately 10% to 15% of the contract amount. This is called "initial margin." Such initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Funds upon termination of the futures contract. Gains and losses on open contracts are required to be reflected in cash in the form of variation margin payments which the Funds may be required to make during the term of the contracts to their broker. Such payments would be required where, during the term of a stock index futures contract purchased by the Funds, the price of the underlying stock index declined, thereby making the Funds' position less valuable. In all instances involving the purchase of stock index futures contracts by the Funds, an amount of cash together with such other securities as permitted by applicable regulatory authorities to be utilized for such purpose, at least equal to the market value of the futures contracts, will be deposited in a segregated account with the Funds' custodian to collateralize the position. At any time prior to the expiration of a futures contract, the Funds may elect to close their position by taking an opposite position which will operate to terminate their position in the futures contract. For a more complete discussion of the risks involved in stock index futures, refer to the Appendix ("Futures and Options").

                  Where futures are purchased to hedge against a possible increase in the price of a security before the Funds are able to fashion their program to invest in the security or in options on the security, it is possible that the market may decline instead. If the Funds, as a result, concluded not to make the planned investment at that time because of concern as to the possible further market decline or for other reasons, the Funds would realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

                  In addition to the possibility that there may be an imperfect correlation or no correlation at all between movements in the stock index future and the portion of the portfolio being hedged, the price of stock index futures may not correlate perfectly with movements in the stock index due to certain market distortions. All participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index itself and the value of a future. Moreover, the deposit requirements in the futures market are less onerous than margin requirements in the securities market and may therefore cause increased participation by speculators in the futures market. Such increased participation may also cause temporary price distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between movements in stock indices and movements in the prices of stock index futures, the value of stock index futures contracts as a hedging device may be reduced. In addition, if the Funds have insufficient available cash, they may at times have to sell securities to meet variation margin requirements. Such sales may have to be effected at a time when it may be disadvantageous to do so.

                             INVESTMENT RESTRICTIONS

FUNDAMENTAL INVESTMENT RESTRICTIONS

                  Except as noted, the investment restrictions set forth below are fundamental and may not be changed with respect to a Fund without the affirmative vote of a majority of the outstanding voting securities of that Fund. Where an asterisk (*) appears, the relevant policy is non-fundamental with respect to that Fund and may be changed by the Trustees without shareholder approval. As used in this Statement of Additional Information and in the Prospectuses, "a majority of the outstanding voting securities of a Fund" means the lesser of (1) the holders of more than 50% of the outstanding shares of beneficial interest of the Fund or (2) 67% of the shares of the Fund present if more than 50% of the shares are present at a meeting in person or by proxy.

1.       Diversification

         U.S. Fund

                  The Fund may not invest more than 5% of its total assets, at the time of the investment in question, in the securities of any one issuer other than the U.S. government and its agencies or instrumentalities, except that up to 25% of the value of its total assets may be invested without regard to such 5% limitation.

                  In addition, the U.S. Fund may not purchase more than 10% of any class of securities of any one issuer other than the U.S. government and its agencies or instrumentalities.*

         International Fund

                  With respect to 75% of its total assets, the Fund may not purchase a security, other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, if as a result of such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of any one issuer, or the Fund would own more than 10% of the voting securities of any one issuer.

         Income and Growth Fund

                  The Fund may not invest more than 5% of its total assets, at the time of the investment in question, in the securities of any one issuer other than the U.S. government and its agencies or instrumentalities, except that up to 50% of the value of its total assets may be invested without regard to such 5% limitation.

                  In addition, the Income and Growth Fund may not purchase more than 10% of any class of securities of any one issuer other than the U.S. government and its agencies or instrumentalities.*

2.       Investment for Purposes of Control or Management

                  The U.S. Fund*, the International Fund and the Income and Growth Fund* may not invest in companies for the purpose of exercising control or management.

3.       Purchase of Securities on Margin

                  The U.S. Fund*, the International Fund and the Income and Growth Fund* may not purchase securities on margin, except that each Fund may obtain such short-term credits as may be necessary for the clearance of transactions. A deposit or payment by a Fund of initial or variation margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin.

4.       Underwriting

         U.S. Fund

                  The U.S. Fund may not engage in the business of underwriting securities of other issuers.

         International Fund

                  The International Fund will not underwrite any issue of securities except as it may be deemed an underwriter under the 1933 Act in connection with the sale of securities in accordance with its investment objectives, policies and limitations.

         Income and Growth Fund

                  The Income and Growth Fund may not engage in the business of underwriting securities of other issuers.



5.       Interests in Oil, Gas or Other Mineral Exploration or Development
         Programs

                  The Funds may not purchase, sell or invest in interests in oil, gas or other mineral exploration or development programs.

6.       Concentration in Any One Industry

                  Each Fund will concentrate its investments in the securities of companies engaged principally in the real estate industry and may invest all of its assets in such securities; however, each Fund may temporarily invest less than 25% of the value of its assets in such securities during periods of adverse economic conditions in the real estate industry.

7.       Short Sales

                  Each Fund may effect short sales of securities subject to the limitation that a Fund may not sell a security short if, as a result of such sale, the current value of securities sold short by the Fund would exceed 10% of the value of the Fund's net assets; provided, however, if the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (i.e., short sales "against the box"), this limitation is not applicable.

8.       Lending of Funds and Securities

                  The Funds may not make loans of money or securities, except to the extent that the Funds may lend money through the purchase of permitted investments, including repurchase agreements, and may lend securities in accordance with such procedures as may be adopted by the Trustees.

                  The Funds may not lend their portfolio securities, unless the borrower is a broker-dealer or financial institution that pledges and maintains collateral with the Fund consisting of cash or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the current market-value of the loaned securities, including accrued interest, provided that the aggregate amount of such loans shall not exceed 30% of the Fund's net assets.

9.       Commodities

         U.S. Fund

                  The U.S. Fund may not purchase, sell or invest in physical commodities, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the

Fund from purchasing or selling options and futures contracts or from investing in securities of other instruments backed by physical commodities).

         International Fund

                  The Fund may not purchase, sell or invest in commodities, provided that this restriction shall not prohibit the Fund from purchasing and selling securities or other instruments backed by commodities or financial futures contracts and related options, including but not limited to, currency futures contracts and stock index futures.

         Income and Growth Fund

                  The Fund may not purchase, sell or invest in commodities, provided that this restriction shall not prohibit the Fund from purchasing and selling securities or other instruments backed by commodities or financial futures contracts and related options, including but not limited to, currency futures contracts and stock index futures.

10.      Real Estate

         U.S. Fund

                  The U.S. Fund may not purchase, sell or invest in real estate, but may invest in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and may hold and sell real estate acquired through default, liquidation or other distributions of an interest in real estate as a result of the Fund's ownership of such securities.

         International Fund

                  The International Fund may not purchase or invest in real estate or interests in real estate (although it may purchase securities secured by real estate or interests therein or issued by companies or investment trusts which invest in real estate or interests therein).

         Income and Growth Fund

                  The Income and Growth Fund may not purchase, sell or invest in real estate, but may invest in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and may hold and sell real estate acquired through default, liquidation or other distributions of an interest in real estate as a result of the Fund's ownership of such securities.

11.      Borrowing, Senior Securities, Reverse Repurchase Agreements

                  The Funds may not issue senior securities as defined by the Investment Company Act of 1940, as amended (the "1940 Act"), except that a Fund may borrow money from banks and enter into reverse repurchase agreements (i) in the aggregate amount of up to 10% of the value of its assets to increase its holdings of portfolio securities and (ii) for temporary extraordinary or emergency purposes, subject to the overall limitation that total borrowings by the Fund (including borrowing through reverse repurchase agreements) may not exceed 33 1/3% of the value of the Fund's total assets (measured in each case at the time of borrowing).

12.      Joint Trading

                  The U.S. Fund*, the International Fund and the Income and Growth Fund* may not participate on a joint or joint and several basis in any trading account in any securities. (The "bunching" of orders for the purchase or sale of portfolio securities with the Adviser or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.)

13.      Pledging Assets

                  The Funds may not pledge, mortgage, hypothecate or otherwise encumber their assets, except to secure permitted borrowings and to implement collateral and similar arrangements incident to permitted investment practices.

14.      Investing in Securities of Other Investment Companies

                  The U.S. Fund*, the International Fund* and the Income and Growth Fund* will each limit their investment in other investment companies to no more than 3% of the total outstanding voting stock of any investment company, will invest no more than 5% of its total assets in any one investment company and will invest no more than 10% of its total assets in investment companies in general. The Funds will purchase securities of closed-end investment companies only in open-market transactions involving customary broker's commissions. However, these limitations are not applicable if the securities are acquired in a merger, consolidation or acquisition of assets.

15.      Illiquid Securities.

                  Each Fund may not invest more than 15% of its net assets in illiquid securities and other securities which are not readily marketable, including repurchase agreements which have a maturity of longer than seven days, but excluding securities eligible for resale under Rule 144A of the 1933 Act, which the Trustees have determined to be liquid.*

16.      Options.*

                  The Funds may write, purchase or sell put or call options on securities, stock indices and foreign currencies, or combinations thereof, as permitted under "INVESTMENT INSTRUMENTS - Derivative Instruments" in the Funds' Prospectuses.*

17.      Futures Contracts.*

                  The Funds may not purchase financial futures contracts and related options except for "bona fide hedging" purposes, but may enter into such contracts for non-hedging purposes provided that aggregate initial margin deposits plus premiums paid by the Fund for open futures options positions, less the amount by which any such positions are "in-the-money," may not exceed 5% of the Fund's total assets.

                  Except as otherwise stated in this Statement of Additional Information or in the Prospectuses, if a percentage limitation set forth in an investment policy or restriction of a Fund is adhered to at the time of investment or at the time a Fund engages in a transaction, a subsequent increase or decrease in percentage resulting from a change in value of an investment or position, or a change in the net assets of a Fund, will not result in a violation of such restriction.

                  For purposes of their policies and limitations, the Funds consider certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings and loan association having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items".

                           CERTAIN RISK CONSIDERATIONS

                  There can be no assurance that a Fund will achieve its investment objective and an investment in the Funds involves certain risks which are described under "DESCRIPTION OF THE FUNDS - Investment Objectives" and "- Investment Policies" in the Funds' Prospectuses.

                  The Income and Growth Fund is a non-diversified fund within the meaning of the 1940 Act. Its portfolio may be less diversified than the portfolios of investment companies which are diversified as defined by the 1940 Act. While the U.S. Fund and International Fund are diversified within the meaning of the 1940 Act, each of the Funds concentrates its investments in the securities of companies engaged principally in the real estate industry. Investors should understand that investment in the Funds may be subject to greater risk and market fluctuation than an investment in a portfolio of securities representing a broader range of industries and investment alternatives.


                                   MANAGEMENT

                  The Trustees and executive officers of the Trust, their ages, addresses and principal occupations during the past five years are set forth below:

                  Laurence B. Ashkin (69), 180 East Pearson Street, Chicago, IL
- Trustee. Real estate developer and construction consultant since 1980; President of Centrum Equities since 1987 and Centrum Properties, Inc.
since 1980.

                  Foster Bam (70), Greenwich Plaza, Greenwich, CT - Trustee. Partner in the law firm of Cummings and Lockwood since 1968.

                  H. Guy Leibler (44), 25 Cowdry Park Drive, Greenwich, CT - Trustee. Chairman and President of Pailatus, a news media company (since January
1997); Director and Chairman of White Plains Hospital Center (since April 1988); Advisor to Sony/Loews Theaters, an entertainment company (July 1995 to March
1997); President of Sony Plaza, Inc., a consumer electronics, music and film company (January 1993 to June 1995); and President and Chief Executive Officer of Schulman Realty.

                  Samuel A. Lieber* (42), 122 East 42nd Street, New York, New York - Trustee and President. Member of Alpine Management & Research, LLC since November 1997. Formerly, Portfolio Manager, Evergreen Asset Management Corp. ("EAM") (1985-1997)

                  * Trustee who is deemed to be an "interested person" of the Trust, as such term is defined by the 1940 Act.

                  Marc R. Halle (37), 122 East 42nd Street, New York, New York - Secretary. Member of Alpine Management & Research, LLC since November 1997. Formerly, Real Estate Analyst, EAM (1994-1997); and Acquisition and Finance,
W&M Properties, Inc. (1989 to 1994).

                  Georgette L. Horton (32), BISYS Fund Services, Inc. 90 Park Avenue, 10th floor, New York, New York - Vice President. From October 1996 to present, Vice President, BISYS Fund Services, Inc.; for the three years prior, Assistant Vice President, PaineWebber.


                  Gary R. Tenkman (32), BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219 Treasurer. From April 1998 to present, Director, Financial Services, BISYS Fund Services, Inc.; prior to joining BISYS, Mr. Tenkman was Audit Manager, Investment Management Services Group, Ernst & Young LLP.


                  Alaina V. Metz (31), BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219 Assistant Secretary. From June 1995 to present, Chief Administrator, Administration and Regulatory Services, BISYS Fund Services, Inc.; from May 1989 to June 1995, Supervisor, Mutual Fund Legal Department, Alliance Capital Management.

                  The Trust pays an annual fee to each Trustee who is not an officer or employee of the Adviser or distributor (or any affiliated company of the Adviser or distributor) in the amount of $5,000. Travel expenses of Trustees who are not affiliated persons of the Adviser or distributor (or any affiliated company of the Adviser or distributor) which are incurred in connection with attending meetings of the Board of Trustees will also be reimbursed.

                  Set forth below for each of the Trustees is the aggregate compensation (and expenses) paid to such Trustees by the Trust for the twelve month period ended September 30, 1998.

                           TRUSTEES COMPENSATION TABLE


                               TRUSTEE                COMPENSATION FROM TRUST
                       Laurence B. Ashkin                     $3,750
                       H. Guy Leibler                         $3,750
                       Foster Bam                             $3,750
                       Samuel A. Lieber                          0



                  As of December 9, 1998, Samuel A. Lieber owned 6.29% of the International Fund's Class Y Shares and 4.87% of the U.S. Fund's Class Y shares, and all other officers and Trustees of the Trust owned as a group less than 1% of the outstanding shares of any class of the Fund.



                  Set forth below is information with respect to each person, who, to the Trust's knowledge, owned beneficially or of record more than 5% of any class of a Fund's total outstanding shares and their aggregate ownership of the Fund's total outstanding shares as of December 9, 1998.



NAME AND ADDRESS                              NAME OF FUND/CLASS      NUMBER OF SHARES   % OF CLASS/FUND

Stephen A. Lieber                             U.S. Fund / Y              268,253.787         13.016
1210 Greacon Point Rd.
Mamaroneck, NY  10543-4613

Charles Schwab & Co. Inc.                     U.S. Fund / Y              429,854.680         20.857
Special Custody Account for
Benefit of Customers
Reinvest Account
101 Montgomery St.
San Francisco, CA  94104-4122

The Essel Foundation                          U.S. Fund / Y              173,666.539         8.426
1210 Greacen Point Rd.
Mamaroneck, NY  10543-4613

Charles Schwab & Co. Inc.                     U.S. Fund / A               25,870.839         5.901
Special Custody Account for the
Exclusive Benefit of Customers
Attn:  Mutual Funds Dept
101 Montgomery St.
San Francisco, CA  94104-4122

Jack Watson                                   U.S. Fund / A               27,152.832         6.194
and Linda Watson
TRST JACK & LINDA WATSON
CHARITABLE TR DTD 03 26 92
11595 N Meridian St Apt 250
Carmel IN 46032

MLPF&S for the sole benefit                   U.S. Fund / B               62,642.118        12.746
Of its Customers
Attn:  Fund Administration
4800 Deer Lake Dr. E 2nd
Jacksonville, FL  32246-6484

MLPF&S for the sole benefit of
its Customers  U.S. Fund / C                                              42,481.296        27.023
Attn:  Fund Administration
4800 Deer Lake Dr. E 2nd
Jacksonville, FL  32246-6484

Fumiko Kunugi                                 U.S. Fund./ C                7,932.078         5.045
RT 1 Bx 6
Blanca, CO  81123-9703

Stephen A. Lieber                             International              940,448.479        35.255
1210 Greacon Point Rd.                        Fund/ Y
Mamaroneck, NY  10543-4613

Charles Schwab & Co. Inc.                     International              296,627.262        11.120
Special Custody Account for the               Fund/ Y
Exclusive Benefit of Customers
Reinvest Account Mut Fds Dept
Attn:  Mutual Funds Dept
101 Montgomery St.
San Francisco, CA  94104-4122



The Essel Foundation                          International              171,530.889           6.430
1210 Greacen Point Rd.                        Fund/ Y
Mamaroneck, NY  10543-4693

Samuel A. Lieber                              International              167,761.301           6.289
2 Beach Ave.                                  Fund/ Y
Larchmont, NY  10538-4005

Charles Schwab & Co. Inc.                     International               15,926.379          58.559
Special Custody Account for the Exclusive     Fund/ A
Benefit of Customers
Attn:  Mutual Funds Dept.
101 Montgomery St.
San Francisco, CA  94104-4122

Fifth Third Bank Ttee Agt.                    International                2,894.356          10.642
FBO Ben C. Kaufmann                           Fund/ A
A/C 38-0-6202337
U/A DTD 5/11/95
P.O. Box 630074
Cincinnati, OH  45263

First Union NatAEI Bank u C/F IN              International                 1,690.238           6.214
Deborah R. Shore IRA                          Fund/ A
5706 Cricket Place
McLean, VA  22101

First Union NatAEI Bank u C/F IN              International                 1,663.182           6.115
Harris T. Shore IRA                           Fund/ A
5706 Cricket Place
McLean, VA  22101

MLPF&S for the sole benefit                   International                 2,213.000           11.177
Of its Customers                              Fund/ B
Attn:  Fund Administration
4800 Deer Lake Dr. E. 3rd Floor
Jacksonville, FL  32246-6484

Donaldson Lufkin Jenrette                     International                 3,357.958           16.960
Securities Corporation Inc.                   Fund/ B
P.O. Box 2052
Jersey City, NJ  07303-9998

First Union Natl Bank                         International                 1,166.495           5.891
Cust John M Reed                              Fund/ B


IRA
9501 Chatterleigh Dr.
Richmond, VA 23233

Donaldson Lufkin Jenrette Sec Corp            International                 1,612.274           8.143
Securities Corporation Inc.                   Fund/ B
P.O. Box 2052
Jersey City, NJ  07303-2052

NFSC FEBO #OKS-628913                         International                 1,212.611           6.124
NFSC/FMTC IRA Rollover                        Fund/ B
FBO Theodore C. Fleming
1007 Sierra Vista Ct.
Burleson, TX  76028-4061

Advanced Clearing FBO 4520003671              International                 2,421.308          17.469
PO Box 2226                                   Fund/ C
Omaha NE 68103-2226

Donaldson Lufkin Jenrette                     International                   716.332           5.168
Securities Corporation Inc.                   Fund/ C
P.O. Box 2052
Jersey City, NJ  07303-9998

Peter J. Haigh                                International                 1,552.795          11.202
Ann Haigh JTWROS                              Fund/ C
310 S. Highland Ave.
Pittsburgh, PA  15206-4232

NFSC FEBO 179-415332                          International                 1,536.098          11.082
Randall G Darling                             Fund/ C
Ayrshire Inc.
PSP and Trust
191 5th Ave.
Chardon, OH 44024

BT Alex Brown Inc.                            International                 7,048.138          50.850
FBO 223-77274-21                              Fund/ C
PO Box 1346
Baltimore MD 21203



                 As a result of his direct and beneficial ownership of 35.255% of the outstanding Class Y shares of Alpine International Real Estate Equity Fund on

December 9, 1998, Stephen A. Lieber may be deemed to "control" the Fund as that term is defined in the 1940 Act.


                               INVESTMENT ADVISER

         (See also "MANAGEMENT OF THE FUNDS" in the Funds' Prospectuses)

                  The management of each Fund is supervised by the Trustees of the Trust. Alpine Management & Research, LLC provides investment advisory services to the Funds pursuant to Investment Advisory Agreements entered into with the Trust (the "Advisory Agreements").

                  The Adviser, located at 122 East 42nd Street, New York, New York 10168, is a Delaware limited liability company. It was formed for the purpose of providing investment advisory and management services to investment companies (including the Funds) and other advisory clients. The members of the Adviser are Messrs. Samuel A. Lieber, who is the controlling person of the Adviser, and Marc R. Halle. The Adviser's members were previously associated with EAM, the former investment adviser of the U.S. Fund and the International Fund, and were primarily responsible for investment advisory services provided to those Funds.

                  Under the Advisory Agreements, the Adviser has agreed to furnish reports, statistical and research services and recommendations with respect to each Fund's portfolio of investments. In addition, the Adviser provides office facilities to the Funds and performs a variety of administrative services. Each Fund pays the cost of all of its other expenses and liabilities, including expenses and liabilities incurred in connection with maintaining its registration under the 1933 Act, and the 1940 Act, printing prospectuses (for existing shareholders) as they are updated, state qualifications, mailings, brokerage, custodian and stock transfer charges, printing, legal and auditing expenses, expenses of shareholder meetings and reports to shareholders. The Adviser pays the costs of printing and distributing prospectuses used for prospective shareholders.


                  The method of computing the investment advisory fee for each Fund is described in the Prospectuses. The advisory fees paid by the U.S. Fund and the International Fund to EAM and the Adviser for the three most recent fiscal periods were as follows:



U.S. FUND                      YEAR ENDED              YEAR ENDED             YEAR ENDED
                                9/30/98                 9/30/97                 9/30/96
Advisory Fee                    $404,095                $156,812               $104,850
Waiver                                 0               ( 106,421)              (104,850)
                                --------               ----------              ---------
Net Advisory Fee                $404,095                 $50,391                     $0
                                ========               ==========              =========
Expense Reimbursement

                                  $5,994                 $10,294               $107,348
                                --------               ----------              ---------

INTERNATIONAL FUND             YEAR ENDED              YEAR ENDED             YEAR ENDED
                                10/31/98                10/31/97               10/31/96

Advisory Fee                    $379,071                $410,740               $580,089
                                ========                ========               ========

Waiver                                 0                 (33,874)               ( 37,319)
                                --------               ---------                --------
Net Advisory Fee                $379,071                $376,866                $542,770
                                ========               =========                ========
Expense Reimbursement                 $0                      $0                 $27,960
                                --------               ---------                --------


                  The Income and Growth Fund is a newly formed mutual fund and has no prior operating history.

                  Each Advisory Agreement is terminable, without the payment of any penalty, on sixty days' written notice, by a vote of the holders of a majority of the Fund's outstanding shares, or by a vote of a majority of the Trustees or by the Adviser. The Advisory Agreements provide that they will automatically terminate in the event of their assignment. Each Advisory Agreement provides in substance that the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser or of reckless disregard of its obligations thereunder.

                  The U.S. Fund's and the International Fund's Advisory Agreements became effective on February 17, 1998 and have initial terms of two years. The agreements were approved by the persons then serving as Trustees, including a majority of the Trustees who were not "interested persons" of the Trust, as defined by the 1940 Act ("Independent Trustees"), on December 17, 1998 and were approved by shareholders of each Fund at a meeting held on February 17, 1998. The Income and Growth Fund's Investment Advisory Agreement also has an initial term of two years and was approved by the Trustees, including a majority of the Independent Trustees, on April 13, 1998. Each Advisory Agreement may be continued in effect from year to year after its initial term, provided that its continuance is approved annually by the Trustees or by a majority of the outstanding voting shares of the Fund, and in each case is also approved by a majority of the Independent Trustees by vote cast in person at a meeting duly called for the purpose of voting on such approval.

                  Certain other clients of the Adviser may have investment objectives and policies similar to those of the Funds. The Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with a Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including the Funds. When two or more clients of the Adviser are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

                  The Funds have adopted procedures under Rule 17a-7 of the 1940 Act to permit purchase and sales transactions to be effected between each Fund or between a Fund and certain other accounts that are managed by the Adviser. Each Fund may from time to time engage in such transactions in accordance with these procedures.

                               DISTRIBUTION PLANS

                  Each Fund has entered into a distribution agreement with BISYS Fund Services Limited Partnership (the "Distributor"), pursuant to which the Distributor has been retained to distribute shares of the Funds.

                  Reference is made to "DISTRIBUTION ARRANGEMENTS" in the Prospectus for the Class A, Class B and Class C shares of the Funds for additional disclosure regarding the Funds' distribution arrangements. Distribution fees are accrued daily and paid monthly on the Class A, Class B and Class C shares and are charged as class expenses, as accrued. The distribution fees attributable to the Class B shares and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of a front-end sales charge, and, in the case of Class C shares, without the assessment of a contingent deferred sales charge after the first year following purchase, while at the same time permitting the Distributor to compensate broker-dealers in connection with the sale of such shares. In this regard, the purpose and function of the combined contingent deferred sales charge and distribution services fee on the Class B shares and the Class C shares, are similar to those of the front-end sales charge and distribution fee with respect to the Class A shares in that in each case the sales charge and/or distribution fee provide for the financing of the distribution of the Fund's shares.

                  Under the Rule 12b-1 Distribution Plans that have been adopted by the Funds with respect to their Class A, Class B and Class C shares (each a "Plan" and collectively, the "Plans"), the Treasurer of the Trust reports the amounts expended under the Plans and the purposes for which such expenditures were made to the Trustees of the Trust for their review on a quarterly basis. Also, each Plan provides that the selection and nomination of the Independent Trustees are committed to the discretion of such Independent Trustees then in office.

                  The Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the SEC make payments for distribution services to the Distributor or to brokers and financial intermediaries; the Distributor may in turn pay part or all of such amounts received to brokers or other persons for their distribution assistance.

                  The U.S. Fund and International Fund commenced offering Class A, Class B and Class C shares on January 3, 1995. The Plan with respect to these Funds became effective on December 30, 1994, and was initially approved by the sole shareholder of each class of shares of these Funds with respect to which a Plan was adopted on that date and by the unanimous vote of the Trustees of the Trust, including a majority of the Independent Trustees, at a meeting called for that purpose and held on December 13, 1994. The Plan with respect to the Income and Growth Fund was initially approved and adopted by the unanimous vote of the Trustees of the Trust, including a majority of the Independent Trustees, at a meeting called for that purpose and held on April 13, 1998.

                  The Distribution Agreement between the Funds and the Distributor, pursuant to which distribution fees are paid under the Plan by each Fund with respect to its Class A, Class B and Class C shares was approved at the April 13, 1998 meeting by the unanimous vote of the Trustees, including a majority of the Independent Trustees.

                  Each Plan and Distribution Agreement will continue in effect for successive twelve-month periods; provided, however, that such continuance is specifically approved at least annually by the Trustees of the Trust or by vote of the holders of a majority of the outstanding voting securities of that class, and, in either case, by a majority of the Independent Trustees.

                  The Plans permit the payment of fees to brokers and others for distribution and shareholder-related administrative services and to broker-dealers, depository institutions, financial intermediaries and administrators for administrative services as to Class A, Class B and Class C shares. The Plans are designed to (i) stimulate brokers to provide distribution and administrative support services to the Funds and holders of Class A, Class B and Class C shares and (ii) stimulate administrators to render administrative support services to the Funds and holders of Class A, Class B and Class C shares. The administrative services are provided by a representative who has knowledge of the shareholder's particular circumstances and goals, and include, but are not limited to, providing office space, equipment, telephone facilities, and various personnel including clerical, supervisory, and computer, as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding Class A, Class B and Class C shares; assisting clients in changing dividend options, account designations, and addresses; and providing such other services as the Fund reasonably requests for its Class A, Class B and Class C shares.

                  In the event that a Plan or Distribution Agreement of a Fund is terminated or not continued with respect to one or more classes of a Fund,
(i) no distribution fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Distributor with respect to that class or classes, and (ii) the Fund would not be obligated to pay the Distributor for any amounts expended under the Distribution Agreement not previously recovered by the Distributor from distribution services fees in respect of shares of such class or classes through deferred sales charges.

                  All material amendments to any Plan or Distribution Agreement must be approved by a vote of the Trustees of the Trust or the holders of the Fund's outstanding voting securities, voting separately by class, and in either case, by a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval; and any Plan or Distribution Agreement may not be amended to increase materially the costs that a particular class of shares of a Fund may bear pursuant to the Plan or Distribution Agreement without the approval of a majority of the holders of the outstanding voting shares of the class affected. Any Plan or Distribution Agreement may be terminated (a) by a Fund without penalty at any time by a majority vote of the holders of the outstanding voting securities of the Fund, voting separately by class or by a majority vote of the Independent Trustees or (b) by the Distributor. To terminate any Distribution Agreement, any party must give the other parties 60 days' written notice; to terminate a Plan only, the Fund need give no notice to the Distributor. Any Distribution Agreement will terminate automatically in the event of its assignment.


                  The International Fund incurred distribution and shareholder services fees pursuant to its Rule 12b-1 Plan on behalf of Class A, Class B, and Class C shares, of $1,123, $2,472 and $1,679, respectively, for the fiscal year ended October 31, 1998.

                  The U.S. Fund incurred distribution and shareholder services fees pursuant to its Rule 12b-1 Plan on behalf of Class A, Class B, and Class C shares, of $17,123, $74,035 and $28,053, respectively, for the fiscal year ended September 30, 1998.

                             ALLOCATION OF BROKERAGE

                  Decisions regarding the placement of orders to purchase and sell investments for the Funds are made by the Adviser, subject to the supervision of the Trustees. A substantial portion of the transactions in equity securities for the U.S. Fund and Income and Growth Fund will occur on domestic stock exchanges. A substantial portion of the transactions in equity securities for the International Fund will occur on foreign stock exchanges. Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the United States and some foreign exchanges, these commissions are negotiated. However, on many foreign stock exchanges these commissions are fixed. In the case of securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. Over-the-counter transactions will generally be placed directly with a principal market maker, although the Fund may place an over-the-counter order with a broker-dealer if a better price (including commission) and execution are available.

                  It is anticipated that most purchase and sale transactions involving fixed income securities will be with the issuer or an underwriter or with major dealers in such securities acting as principals. Such transactions are normally on a net basis and generally do not involve payment of brokerage commissions. However, the cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriter. Purchases or sales from dealers will normally reflect the spread between the bid and ask price.

                  The policy of the Funds regarding purchases and sales of securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Funds' policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Board of Trustees of the Trust believes that a requirement always to seek the lowest commission cost could impede effective management and preclude the Funds and the Adviser from obtaining high quality brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser may rely on its experience and knowledge regarding commissions generally charged by various brokers and on their judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

                  In seeking to implement the Funds' policies, the Adviser effects transactions with those brokers and dealers who it believes provide the most favorable prices and which are capable of providing efficient executions. If the Adviser believes such price and execution are obtainable from more than one broker or dealer, it may give consideration to placing transactions with those brokers and dealers who also furnish research or research related services to the Funds or the Adviser. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investments; wire services; and appraisals or evaluations of securities.

The information and services received by the Adviser from brokers and dealers may be of benefit in the management of accounts of other clients and may not in all cases benefit the Funds directly. While such services are useful and important in supplementing its own research and facilities, the Adviser believes the value of such services is not determinable and does not significantly reduce its expenses.

                           ADDITIONAL TAX INFORMATION
       (See also "DIVIDENDS, DISTRIBUTIONS AND TAXES" in the Prospectuses)

                  Each Fund has qualified and intends to continue to qualify for and elect the tax treatment applicable to regulated investment companies ("RIC") under Subchapter M of the Code. (Such qualification does not involve supervision of management or investment practices or policies by the Internal Revenue Service.) In order to qualify as a regulated investment company, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to proceeds from securities loans, gains from the sale or other disposition of securities or foreign currencies and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities and (b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash, U.S. government securities and other securities limited in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies). By so qualifying, a Fund is not subject to Federal income tax if it timely distributes its investment company taxable income and any net realized capital gains. A 4% nondeductible excise tax will be imposed on a Fund to the extent it does not meet certain distribution requirements by the end of each calendar year. Each Fund anticipates meeting such distribution requirements.

                  Dividends paid by a Fund from investment company taxable income generally will be taxed to the shareholders as ordinary income. Investment company taxable income includes net investment income and net realized short-term gains (if any). Any dividends received by a Fund from domestic corporations will constitute a portion of the Fund's gross investment income. It is anticipated that this portion of the dividends paid by a Fund will qualify for the 70% dividends-received deduction for corporations. Shareholders will be informed of the amounts of dividends which so qualify.

                  Distributions of the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders (who are not exempt from tax) as long-term capital gain, regardless of the length of time the shares of a Fund have been held by such shareholders. Short-term capital gains distributions are taxable to shareholders who are not exempt from tax as ordinary income. Such distributions are not eligible for the dividends-received deduction. Any loss recognized upon the sale of shares of a Fund held by a shareholder for six months or less will be treated as a long-term capital loss to the extent that the shareholder received a long-term capital gain distribution with respect to such shares.

                  Distributions will be taxable as described above to shareholders (who are not exempt from tax), whether made in shares or in cash. Shareholders which receive distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share so received equal to the net asset value of a share of a Fund on the reinvestment date.

                  Distributions by each Fund result in a reduction in the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution nevertheless would be taxable as ordinary income or capital gain as described above to shareholders (who are not exempt from tax), even though, from an investment standpoint, it may constitute a return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive what is in effect a return of capital upon the distribution which will nevertheless be taxable to shareholders subject to taxes.

                  Upon a sale or exchange of its shares, a shareholder will realize a taxable gain or loss depending on its basis in the shares. Such gain or loss will be treated as a capital gain or loss if the shares are capital assets in the investor's hands and will be a long-term capital gain or loss if the shares have been held for more than one year. Generally, any loss realized on a sale or exchange will be disallowed to the extent shares disposed of are replaced within a period of sixty-one days beginning thirty days before and ending thirty days after the shares are disposed of. Any loss realized by a shareholder on the sale of shares of the Fund held by the shareholder for six months or less will be disallowed to the extent of any exempt interest dividends received by the shareholder with respect to such shares, and will be treated for tax purposes as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

                  All distributions, whether received in shares or cash, must be reported by each shareholder on his or her Federal income tax return. Each shareholder should consult his or her own tax adviser to determine the state and local tax implications of Fund distributions.

                  Shareholders who fail to furnish their taxpayer identification numbers to a Fund and to certify as to its correctness and certain other shareholders may be subject to a 31% Federal income tax backup withholding requirement on dividends, distributions of capital gains and redemption proceeds paid to them by the Fund. If the backup withholding provisions are applicable, any such dividends or capital gain distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld. Investors may wish to consult their own tax advisers about the applicability of the backup withholding provisions. The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). It does not reflect the special tax consequences to certain taxpayers (e.g., banks, insurance companies, tax exempt organizations and foreign persons). Shareholders are encouraged to consult their own tax advisers regarding specific questions relating to Federal, state and local tax consequences of investing in shares of a Fund. Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under a tax treaty) on amounts treated as income from U.S. sources under the Code.

Special Tax Considerations

                  Each Fund maintains accounts and calculates income in U.S. dollars. In general, gains or losses on the disposition of debt securities denominated in a foreign currency that are attributable to fluctuations in exchange rates between the date the debt security is acquired and the date of disposition, gains and losses attributable to fluctuations in exchange rates that occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivable or pays such liabilities, and gains and losses from the disposition of foreign currencies and foreign currency forward contracts will be treated as ordinary income or loss. These gains or losses increase or decrease, respectively, the amount of a Fund's investment company taxable income available to be distributed to its shareholders as ordinary income.

                  Each Fund's transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) are subject to special provisions of the Code that, among other things, may affect the character of gains and losses of the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) require a Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) and (b) may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding U.S. Federal income and excise taxes. Each Fund will monitor its transactions, make appropriate tax elections and make appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules. The Funds anticipate that their hedging activities will not adversely affect their regulated investment company status.

                  Income received by a Fund from sources within various foreign countries may be subject to foreign income tax. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign income taxes paid by the Fund. Pursuant to such election, shareholders would be required: (i) to treat a proportionate share of dividends paid by the Fund which represent foreign source income received by the Fund plus the foreign taxes paid by the Fund as foreign source income; and (ii) either to deduct their pro-rata share of foreign taxes in computing their taxable income, or to use it as a foreign tax credit against Federal income taxes (but not both). No deduction for foreign taxes could be claimed by a shareholder who does not itemize deductions.

                  Each Fund intends to meet for each taxable year the requirements of the Code to "pass through" to its shareholders foreign income taxes paid if it is determined by the Adviser to be beneficial to do so. There can be no assurance that the Fund will be able to pass through foreign income taxes paid. Each shareholder will be notified within 60 days after the close of each taxable year of the Fund whether the foreign taxes paid by the Fund will "pass through" for that year, and, if so, the amount of each shareholder's pro-rata share (by country) of (i) the foreign taxes paid and (ii) the Fund's gross income from foreign sources. Of course, shareholders who are not liable for Federal income taxes, such as retirement plans qualified under Section 401 of the Code, generally will not be affected by any such "pass through" of foreign tax credits.

                  Each Fund may invest in equity interests of certain entities that may qualify as "passive foreign investment companies". Generally, the income of such companies may become taxable to the Fund prior to the receipt of distributions, or, alternatively, income taxes and interest charges may be imposed on the Fund on "excess distributions" received by the Fund or on gain from the disposition of such investments by the Fund. The Code generally allows the Funds to elect to mark to market and recognize gains on such investments at each Fund's taxable year end. Each Fund will take steps to minimize income taxes and interest charges arising from such investments. Application of these rules may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding U.S. Federal income and excise taxes. Each Fund will monitor its investments in equity interests in "passive foreign investment companies" to ensure its ability to comply with these distribution requirements.

                                 NET ASSET VALUE

                  The following information supplements that set forth in the Funds' Prospectuses under the subheading "How to Buy Shares - How the Funds Value Their Shares" in the Section entitled "PURCHASE AND REDEMPTION OF SHARES".

                  The public offering price of shares of each class of each Fund is net asset value per share, plus, in the case of Class A shares, a sales charge which will vary depending on the purchase alternative chosen by the investor, as more fully described in the Prospectus. See "PURCHASE AND REDEMPTION OF SHARES - Class A Shares - Front-End Sales Charge Alternative." The net asset value per share of each class of shares of each Fund is separately computed. On each Fund business day on which a purchase or redemption order is received by a Fund and trading in the types of securities in which a Fund invests might materially affect the value of Fund shares, the per share net asset values of shares of each Fund is computed as of the close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time) by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday, exclusive of national holidays on which the Exchange is closed and Good Friday. For each Fund, securities for which the primary market is on a domestic or foreign exchange and over-the-counter securities admitted to trading on the NASDAQ National List are valued at the last quoted sale or, if no sale, at the mean of closing bid and asked price and portfolio bonds are presently valued by a recognized pricing service when such prices are believed to reflect the fair value of the security. Over-the-counter securities not included in the NASDAQ National List for which market quotations are readily available are valued at a price quoted by one or more brokers. If accurate quotations are not available or if market quotations are not readily available, securities will be valued at fair value determined in good faith by the Board of Trustees.

                  The respective per share net asset values of each class of a Fund's shares may not be the same. The per share net asset values of the Class B and Class C shares may be lower than the per share net asset value of the Class A shares (and, in turn, that of Class A shares may be lower than Class Y shares) as a result of the greater daily expense accruals, relative to Class A and Class Y shares, of Class B and Class C shares relating to distribution services fees and the fact that Class Y shares bear no distribution or shareholder service related fees. While it is expected that, in the event each class of shares of a Fund realizes net investment income or does not realize a net operating loss for a period, the per share net asset values of the four classes will tend to converge immediately after the payment of dividends, which dividends will differ by approximately the amount of the expense accrual differential among the classes, there is no assurance that this will be the case. In the event one or more classes of a Fund experiences a net operating loss for any fiscal period, the net asset value per share of such class or classes will remain lower than that of classes that incurred lower expenses for the period.

                  To the extent that a Fund invests in non-U.S. dollar denominated securities, the value of all assets and liabilities not denominated in United States dollars will be translated into United States dollars at the mean between the buying and selling rates of the currency in which such a security is denominated against United States dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Trust. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York. In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and on which net asset value is not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the Exchange will not be reflected in a Fund's calculation of net asset value unless the Trustees deem that the particular event would materially affect net asset value, in which case an adjustment will be made. Securities transactions are accounted for on the trade date, the date the order to buy or sell is executed. Dividend income and other distributions are recorded on the ex-dividend date, except certain dividends and distributions from foreign securities which are recorded as soon as a Fund is informed after the ex-dividend date.

                               PURCHASE OF SHARES

                  The following information supplements that set forth in the Funds' Prospectuses under the heading "Purchase and Redemption of Shares - How To Buy Shares."

General

                  Class Y shares of the Funds are offered on a continuous basis by the Distributor at a price equal to their net asset value without any front-end, level load or contingent sales charges. Shares of each Fund will be offered on a continuous basis at a price equal to their net asset value plus, in the case of Class A shares, an initial sales charge at the time of purchase (the "front-end sales charge alternative"), in the case of Class B shares with a contingent deferred sales charge (the "deferred sales charge alternative"), or, in the case of Class C shares, without any front-end sales charge, but with a contingent deferred sales charge imposed only during the first year after purchase (the "level-load alternative"), as described below. Class A, Class B and Class C shares of each Fund are offered on a continuous basis through (i) investment dealers that are members of the National Association of Securities Dealers, Inc. and have entered into selected dealer agreements with the Distributor ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with the Distributor ("selected agents"), or (iii) the Distributor. Investors may purchase Class Y shares of the Funds at net asset value by mail or wire as described in the Prospectus for Class Y shares.

                  In addition, the each Fund has authorized one or more brokers to accept on a Fund's behalf purchase and redemption orders of Class A and Class Y shares ("authorized brokers"). Such authorized brokers may designate other intermediaries to accept purchase and redemption orders of Class A and Class Y shares on each Fund's behalf . A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, an authorized broker's designee, accepts the order. Such orders will be priced at the net asset value next computed after they are accepted by an authorized broker or the broker's authorized designee.

                  The minimum initial investment in each Fund is $1,000; there is no minimum for subsequent investments. Investors may use the Share Purchase Application available from the Distributor for his or her initial investment. Sales personnel of selected dealers and agents distributing a Fund's shares may receive differing compensation for selling Class A, Class B or Class C shares.

                  Investors may purchase shares of a Fund in the United States either through selected dealers or agents or directly through the Distributor. A broker may impose transaction fees on the purchase and/or sale of Fund shares. A Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

                  Each Fund will accept unconditional orders for its shares to be executed at the public offering price equal to the net asset value next determined (plus for Class A shares, the applicable sales charges), as described below. Orders received by the Distributor prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the net asset value computed as of the close of regular trading on the Exchange on that day (plus for Class A shares the sales charges). In the case of orders for purchase of shares placed through selected dealers or agents, the applicable public offering price will be the net asset value as so determined, but only if the selected dealer or agent receives the order prior to the close of regular trading on the Exchange and transmits it to the Distributor prior to its close of business that same day (normally 5:00 p.m. Eastern time). The selected dealer or agent is responsible for transmitting such orders by 5:00 p.m. If the selected dealer or agent fails to do so, the investor's right to that day's closing price must be settled between the investor and the selected dealer or agent. If the selected dealer or agent receives the order after the close of regular trading on the Exchange, the price will be based on the net asset value determined as of the close of regular trading on the Exchange on the next day it is open for trading.

Alternative Purchase Arrangements

                  The U.S. Fund and International Fund each issue four classes of shares: (i) Class A shares, which are sold to investors choosing the front-end sales charge alternative; (ii) Class B shares, which are sold to investors choosing the deferred sales charge alternative; (iii) Class C shares, which are sold to investors choosing the level-load sales charge alternative; and (iv) Class Y shares, which are offered without any front-end, deferred or level load sales charge. The Income and Growth Fund issues three classes of shares: (i) Class A shares; (ii) Class B shares; and (iii) Class Y shares. The classes of shares of each Fund each represent interests in the same portfolio of investments, have the same rights and are identical in all respects, except that
(i) Class A, Class B and Class C shares are subject to a Rule 12b-1 distribution fee, (ii) Class A shares bear the expense of the front-end sales charge and Class B and Class C shares bear the expense of the deferred sales charge, (iii) Class B shares and Class C shares each bear the expense of a higher Rule 12b-1 distribution services fee and shareholder service fee than Class A shares and, in the case of Class B shares, may also incur higher transfer agency costs, (iv) with the exception of Class Y shares, each class of each Fund has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services (and, to the extent applicable, shareholder service) fee is paid which relates to a specific class and other matters for which separate class voting is appropriate under applicable law, provided that, if the Fund submits to a simultaneous vote of Class A, Class B and Class C shareholders an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, the Class A shareholders and the Class B and Class C shareholders will vote separately by class, and (v) only the Class B shares are subject to a conversion feature. Each class has different exchange privileges and certain different shareholder service options available.

                  With respect to Class A, Class B and Class C shares, the alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution services (and, to the extent applicable, shareholder service) fee and contingent deferred sales charges on Class B shares prior to conversion, or the accumulated distribution services (and, to the extent applicable, shareholder service) fee on Class C shares, would be less than the front-end sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class B and Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at the lowest applicable sales charge. For this reason, the Distributor will reject any order for Class B shares (except orders for Class B shares from certain retirement plans) for more than $2,500,000.

                  Class A shares are subject to a lower distribution services fee and no shareholder service fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because front-end sales charges are deducted at the time of purchase, investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced front-end sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution (and, to the extent applicable, shareholder service) charges on Class B shares or Class C shares may exceed the front-end sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such front-end sales charges, not all their funds will be invested initially.

                  Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution services (and, to the extent applicable, shareholder service) fees and, in the case of Class B shares, being subject to a contingent deferred sales charge for a six-year period. For example, based on current fees and expenses, an investor subject to the 4.75% front-end sales charge imposed by the Funds would have to hold his or her investment approximately seven years for the Class B and Class C distribution services (and, to the extent applicable, shareholders service) fees, to exceed the front-end sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class B and Class C distribution services (and, to the extent applicable, shareholder service) fees on the investment, fluctuations in net asset value or the effect of different performance assumptions.

                  Those investors who prefer to have all of their funds invested initially but may not wish to retain Fund shares for the six year period during which Class B shares are subject to a contingent deferred sales charge may find it more advantageous to purchase Class C shares.

                  With respect to each Fund, the Trustees have determined that currently no conflict of interest exists between or among the Class A, Class B, Class C and Class Y shares. On an ongoing basis, the Trustees, pursuant to their fiduciary duties under the 1940 Act and state laws, will seek to ensure that no such conflict arises.

Front-end Sales Charge Alternative--Class A Shares

                  The public offering price of Class A shares for purchasers choosing the front-end sales charge alternative is the net asset value plus a sales charge as set forth in the Prospectus for the Class A, Class B and Class C shares of the Funds.

                  Shares issued pursuant to the automatic reinvestment of income dividends or capital gains distributions are not subject to any sales charges. The Fund receives the entire net asset value of its Class A shares sold to investors. The Distributor's commission is the sales charge set forth in the Prospectus, less any applicable discount or commission "reallowed" to selected dealers and agents. The Distributor will reallow discounts to selected dealers and agents in the amounts indicated in the table in the Prospectus. In this regard, the Distributor may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Distributor.

         Set forth below is an example of the method of computing the offering price of the Class A shares of each Fund. The example assumes a purchase of Class A shares of a Fund aggregating less than $100,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of Class A shares of each Fund at the end of each Fund's latest fiscal year.



                                                          NET              PER SHARE               OFFERING PRICE
                                       DATE           ASSET VALUE         SALES CHARGE               PER SHARE
U.S. FUND                             9/30/98           $12.34                4.75%                   $12.93
INTERNATIONAL FUND                   10/31/98           $12.90                4.75%                   $13.51


                  Prior to January 3, 1995, shares of the Funds were offered exclusively on a no-load basis and, accordingly, no underwriting commissions were paid in respect of sales of shares of the Fund or retained by the Distributor. In addition, since Class B and Class C shares were not offered prior to January 3, 1995, contingent deferred sales charges have been paid to the Distributor with respect to Class B or Class C shares only since January 3, 1995.

                  With respect to the U.S. Fund, the following commissions were paid to and amounts retained by the Distributor for the three fiscal years ended September 30, 1998:


                                 YEAR ENDED         YEAR ENDED        YEAR ENDED
U.S. FUND                          9/30/98            9/30/97           9/30/96
Commissions Received              $140,000            $98,931            $4,724
Commissions Retained              $102,000            $12,004              $543


                  With respect to the International Fund, the following commissions were paid to and amounts were retained by the Distributor for the three fiscal years ended October 31, 1998:

                                 YEAR ENDED         YEAR ENDED        YEAR ENDED
INTERNATIONAL FUND                10/31/98           10/31/97          10/31/96

Commissions Received                 $0              $79,763            $5,823
Commissions Retained                 $0              $ 3,658            $  664


                  The Income and Growth Fund is a new fund and has no operating history.

                  Investors choosing the front-end sales charge alternative may under certain circumstances be entitled to pay reduced sales charges. The circumstances under which such investors may pay reduced sales charges are described below.

                  Combined Purchase Privilege. Certain persons may qualify for the sales charge reductions by combining purchases of Class A shares of two or three Funds into a single "purchase", if the resulting "purchase" totals at least $100,000. The term "purchase" refers to: (i) a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares for his, her or their own account(s); (ii) a single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or (iii) a single purchase for the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company", as the term is defined in the 1940 Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of a Fund or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser. A "purchase" may also include shares purchased at the same time through a single selected dealer or agent of any Alpine Fund. Currently, the Alpine mutual funds include:

                           Alpine U.S. Real Estate Equity Fund
                           Alpine International Real Estate Equity Fund
                           Alpine Realty Income and Growth Fund

                  Cumulative Quantity Discount (Right of Accumulation). An investor's purchase of additional Class A shares of a Fund may qualify for a Cumulative Quantity Discount. The applicable sales charge will be based on the total of:

                  (i)      the investor's current purchase;

                  (ii) the net asset value (at the close of business on the previous day) of (a) all Class A, Class B and Class C shares of the Fund held by the investor and (b) all such shares of the other Fund held by the investor; and

                  (iii) the net asset value of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

                  For example, if an investor owned Class A, Class B or Class C shares of the U.S. Fund worth $200,000 at their then current net asset value and, subsequently, purchased Class A shares of the International Fund worth an additional $100,000, the sales charge for the $100,000 purchase would be the 2.50% rate applicable to a single $300,000 purchase of shares of the Fund, rather than the 3.75% rate.

                  To qualify for the Combined Purchase Privilege or to obtain the Cumulative Quantity Discount on a purchase through a selected dealer or agent, the investor or selected dealer or agent must provide the Distributor with sufficient information to verify that the purchase qualifies for the privilege or discount.

                  Statement of Intention. Class A investors may also obtain the reduced sales charges shown in the Prospectus by means of a written Statement of Intention, which expresses the investor's intention to invest not less than $100,000 within a period of 13 months in Class A shares (or Class A, Class B and/or Class C shares) of the Funds. Each purchase of shares under a Statement of Intention will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Statement of Intention. At the investor's option, a Statement of Intention may include purchases of Class A, Class B, or Class C shares of the Funds made not more than 90 days prior to the date that the investor signs a Statement of Intention; however, the 13-month period during which the Statement of Intention is in effect will begin on the date of the earliest purchase to be included.

                  Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the Funds under a single Statement of Intention. For example, if at the time an investor signs a Statement of Intention to invest at least $100,000 in Class A shares of a Fund, the investor and the investor's spouse each purchase shares of the Fund worth $20,000 (for a total of $40,000), it will only be necessary to invest a total of $60,000 during the following 13 months in shares of the Fund and shares of the other Fund, to qualify for the 3.75% sales charge applicable to purchases in the Funds on the total amount being invested (the sales charge applicable to an investment of $100,000).

                  The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in sales charge will be used to purchase additional shares of the Fund subject to the rate of sales charge applicable to the actual amount of the aggregate purchases.

                  Investors wishing to enter into a Statement of Intention in conjunction with their initial investment in Class A shares of a Fund should complete the appropriate portion of the Share Purchase Application. Current Class A shareholders desiring to do so can obtain a form of Statement of Intention by contacting a Fund at the address or telephone number shown on the cover of this Statement of Additional Information.

                  Investments Through Employee Benefit and Savings Plans. Certain qualified and non-qualified benefit and savings plans may make shares of the Funds available to their participants. Investments made by such employee benefit plans may be exempt from any applicable front-end sales charges if they meet the criteria set forth in the Prospectus under "Class A Shares-Front End Sales Charge Alternative". The Adviser may pay compensation to organizations providing administrative and record keeping services to plans which make shares of the Funds available to their participants.

                  Reinstatement Privilege. A Class A shareholder who has caused any or all of his or her shares of a Fund to be redeemed or repurchased may reinvest all or any portion of the redemption or repurchase proceeds in Class A shares of the Fund at net asset value without any sales charge, provided that such reinvestment is made within 30 calendar days after the redemption or repurchase date. Shares are sold to a reinvesting shareholder at the net asset value next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for Federal income tax purposes, except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Fund. The reinstatement privilege may be used by the shareholder only once, irrespective of the number of shares redeemed or repurchased, except that the privilege may be used without limit in connection with transactions whose sole purpose is to transfer a shareholder's interest in the Fund to his or her individual retirement account or other qualified retirement plan account. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this Statement of Additional Information.

                  Sales at Net Asset Value. As noted above, Class Y shares of the Funds may be purchased at their net asset value without any front-end, deferred or level load sales charge.

                  With respect to Class A shares, in addition to the categories of investors set forth in the Prospectus, each Fund may sell its Class A shares at net asset value, i.e., without any sales charge, to: (i) certain investment advisory clients of the Adviser or its affiliates; (ii) officers and present or former Trustees of the Trust; present or former trustees of other investment companies managed by the Adviser; officers, directors and present or retired, full-time employees of the Adviser, the Distributor, and their affiliates; officers, directors and present and full-time employees of selected dealers or agents; or the spouse, sibling, direct ancestor or direct descendant (collectively "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative, if such shares are purchased for investment purposes (such shares may not be resold except to the Fund); (iii) certain employee benefit plans for employees of the Adviser, the Distributor and their affiliates; (iv) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer and approved by the Distributor, pursuant to which such persons pay an asset based fee to such broker-dealer, or its affiliate or agent, for service in the nature of investment advisory or administrative services. These provisions are intended to provide additional job-related incentives to persons who serve the Funds or work for companies associated with the Funds and selected dealers and agents of the Funds. Since these persons are in a position to have a basic understanding of the nature of an investment company as well as a general familiarity with the Fund, sales to these persons, as compared to sales in the normal channels of distribution, require substantially less sales effort. Similarly, these provisions extend the privilege of purchasing shares at net asset value to certain classes of institutional investors who, because of their investment sophistication, can be expected to require significantly less than normal sales effort on the part of the Funds and the Distributor.

Deferred Sales Charge Alternative--Class B Shares

                  Investors choosing the deferred sales charge alternative purchase Class B shares at the public offering price equal to the net asset value per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without a front-end sales charge so that the full amount of the investor's purchase payment is invested in the Fund initially.

                  Proceeds from the contingent deferred sales charge are paid to the Distributor and are used by the Distributor to defray the expenses of the Distributor related to providing distribution-related services to the Fund in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents for selling Class B shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Fund to sell the Class B shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.

                  Contingent Deferred Sales Charge. Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge at the rates set forth in the Prospectus charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no contingent deferred sales charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

                  In determining the contingent deferred sales charge applicable to a redemption it will be assumed that the redemption is first of any Class A shares or Class C shares in the shareholder's Fund account, second of Class B shares held for over six years or Class B shares acquired pursuant to reinvestment of dividends or distributions and third of Class B shares held longest during the six-year period.

                  To illustrate, assume that an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares, 10 Class B shares will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, of the $600 of the shares redeemed $400 of the redemption proceeds (40 shares x $10 original purchase price) will be charged at a rate of 4.0% (the applicable rate in the second year after purchase for a contingent deferred sales charge of $16).

                  The contingent deferred sales charge is waived on redemptions of shares (i) following the death or disability, as defined in the Code, of a shareholder, or (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-1/2.

                  Conversion Feature. At the end of the period ending six years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee imposed on Class B shares. Such conversion will be on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Distributor to have been compensated for the expenses associated with the sale of such shares.

                  For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A.

                  The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution services fee and transfer agency costs with respect to Class B shares does not result in the dividends or distributions payable with respect to other classes of a Fund's shares being deemed "preferential dividends" under the Code, and (ii) the conversion of Class B shares to Class A shares does not constitute a taxable event under Federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending six years after the end of the calendar month in which the shareholder's purchase order was accepted.

Level-Load Alternative--Class C Shares

                  Investors choosing the level load sales charge alternative purchase Class C shares at the public offering price equal to the net asset value per share of the Class C shares on the date of purchase without the imposition of a front-end sales charge. However, you will pay a 1.0% contingent deferred sales charge if you redeem shares during the first year after purchase. No charge is imposed in connection with redemptions made more than one year from the date of purchase. Class C shares are sold without a front-end sales charge so that the Fund will receive the full amount of the investor's purchase payment and after the first year without a contingent deferred sales charge so that the investor will receive as proceeds upon redemption the entire net asset value of his or her Class C shares. The Class C distribution services fee enables the Fund to sell Class C shares without either a front-end or contingent deferred sales charge. However, unlike Class B shares, Class C shares do not convert to any other class shares of the Fund. Class C shares incur higher distribution services than Class A shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares.

Class Y Shares

                  Class Y shares do not bear any Rule 12b-1 distribution expenses and are not subject to any front-end or contingent deferred sales charges.

                       GENERAL INFORMATION ABOUT THE FUNDS

                  (See also "General Information" in the Funds' Prospectuses)

Capitalization and Organization

                  The Funds are each separate series of Alpine Equity Trust, a Massachusetts business trust. The Trust is governed by its Board of Trustees. The Funds may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. All shares of the Funds have equal rights and privileges. Each share of each class is entitled to one vote on all matters as to which shares of such class are entitled to vote, to participate equally in dividends and distributions declared by the Funds and on liquidation to their proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of the Funds are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionally the same rights, including voting rights, as are provided for a full share.

                  On February 17, 1998, in connection with the acquisition of certain of the assets of EAM that relate to the management of the Funds by the Adviser, the names of the Trust, the U.S. Fund and International Fund were changed from Evergreen Global Equity Trust, Evergreen U.S. Real Estate Equity Fund and Evergreen Global Real Estate Equity Fund.

                  Under the Trust's Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his or her earlier death, incapacity, resignation or removal. Shareholders can remove a Trustee upon a vote of two-thirds of the outstanding shares of beneficial interest of the Trust. Vacancies may be filled by a majority of the remaining Trustees, except insofar as the 1940 Act may require the election by shareholders. As a result, normally no annual or regular meetings of shareholders will be held, unless otherwise required by the Declaration of Trust or the 1940 Act.

                  Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so and in such event the holders of the remaining shares so voting will not be able to elect any Trustees.

                  The Trustees are authorized to classify and reclassify any issued class of shares of a Fund into shares of one or more classes of the Fund and to reclassify and issue any unissued shares to any number of additional series without shareholder approval. Accordingly, in the future, for reasons such as the desire to establish one or more additional portfolios of the Trust with different investment objectives, policies or restrictions, additional series or classes of shares may be created. Any issuance of shares of another series or class would be governed by the 1940 Act and the law of the Commonwealth of Massachusetts. If shares of another series of the Trust were issued in connection with the creation of additional investment portfolios, each share of the newly created portfolio would normally be entitled to one vote for all purposes. Generally, shares of all portfolios, including the Funds, would vote as a single series on matters, such as the election of Trustees, that affected all portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Investment Advisory Agreement and changes in investment policy, shares of each portfolio would vote separately.

                  In addition the Trustees may, in the future, create additional classes of shares of the Funds. Except for the different distribution related and other specific costs borne by such additional classes, they will have the same voting and other rights described for the existing classes of each Fund.

                  Procedures for calling a shareholders meeting for the removal of the Trustees of each Trust, similar to those set forth in Section 16(c) of the 1940 Act, will be available to shareholders of each Fund. The rights of the holders of shares of a series of a Trust may not be modified except by the vote of a majority of the outstanding shares of such series.

Distributor

                  BISYS Fund Services Limited Partnership, a wholly-owned subsidiary of the BISYS Group, Inc., located at 120 Clove Road, Little Falls, New Jersey 07424, serves as each Fund's principal underwriter, and as such may solicit orders from the public to purchase shares of the Funds. The Distributor is not obligated to sell any specific amount of shares and will purchase shares for resale only against orders for shares. Under the Agreement between the Fund and the Distributor, the Fund has agreed to indemnify the Distributor, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the 1933 Act.

Counsel

                  Schulte Roth & Zabel LLP, 900 Third Avenue, New York, New York, serves as counsel to the Trust.

Independent Auditors

                  PricewaterhouseCoopers LLP has been selected to be the independent auditors of the Funds.

                             PERFORMANCE INFORMATION

Total Return

                  From time to time a Fund may advertise its "total return". Computed separately for each class, a Fund's "total return" is its average annual compounded total return for recent one, five, and ten-year periods (or the period since the Fund's inception). A Fund's total return for such a period is computed by finding, through the use of a formula prescribed by the SEC, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of such investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of the Fund are assumed to have been reinvested when paid and the maximum sales charge applicable to purchases of Fund shares is assumed to have been paid.

                  The shares of the Funds outstanding prior to January 3, 1995, have been reclassified as Class Y shares. Set forth in the table below is the average annual compounded total return for each class of shares offered by the Funds (including applicable sales charges) for the most recently completed one, three and five year fiscal periods and/or the period from inception through September 30, 1998 for the U.S. Fund and through October 31, 1998 for the International Fund.

U.S. Fund:


                       ONE YEAR        THREE YEARS      FIVE YEARS       SINCE INCEPTION      INCEPTION DATE
      Class A          (28.41)%          13.01%           10.62%             11.20%            Feb. 10, 1995
      Class B          (28.60)%          13.28%           10.87%             11.58%             Mar. 7, 1995
      Class C          (26.02)%          14.08%           11.23%             11.80%            July 12, 1995
      Class Y          (24.69)%          15.19%           11.94%             12.50%            Sept. 3, 1993

International Fund:

                         ONE YEAR      THREE YEARS      FIVE YEARS      SINCE INCEPTION        INCEPTION DATE
      Class A            (5.08)%          1.99%           (1.40)%            3.21%             Feb. 10, 1995
      Class B            (5.90)%          1.97%           (1.33)%            3.45%              Feb. 8, 1995
      Class C            (2.09)%          2.89%           (0.97)%            3.44%              Feb. 9, 1995
      Class Y            (0.08)%          3.85%           (0.31)%            3.79%              Feb. 1, 1989



                  The Income and Growth Fund is a newly organized mutual fund and has no operating history.

                  A Fund's quotations of total return reflect the average annual compounded rate of return on an assumed investment of $1,000 that equates the initial amount invested to the ending redeemable value according to the following formula:

                               P (1 + T)(n) = ERV

where "P" represents a hypothetical initial investment of $1,000; "T" represents average annual total return; "n" represents the number of years; and "ERV" represents the ending redeemable value of the initial investment. Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates. ERV will be adjusted to reflect the effect of any agreement by the Adviser to waive its fees or to absorb certain expenses of a Fund. Quotations of total return will be for one year, five year and ten year periods ended on the date of the most recent balance sheet included in the Trust's registration statement at such times as the registration statement has been in effect for such periods. Until such time as the registration statement has been effective for the one year, five year and ten year periods, a Fund's quotations of total return will also include a quotation of total return for the time period during which the registration statement has been in effect or the time period since the commencement of operations, whichever period begins later. The Funds may also provide quotations of total return for other periods and quotations of cumulative total returns, which reflect the actual performance of a Fund over the entire period for which the quotation is given.

                  A Fund's total return is not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities in its portfolio and its expenses. Total return information is useful in reviewing a Fund's performance but such information may not provide a basis for comparison with bank deposits or other investments which pay a fixed yield for a stated period of time. An investor's principal invested in a Fund is not fixed and will fluctuate in response to prevailing market conditions.

Non-Standardized Performance

                  In addition to the performance information described above, a Fund may provide total return information for designated periods, such as for the most recent six months or most recent twelve months. This total return information is computed as described under "Total Return" above except that no annualization is made.

GENERAL

                  From time to time, a Fund may quote its performance in advertising and other types of literature as compared to the performance of the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, Russell 2000 Index, Europe, Australia and Far East index, Morgan Stanley Capital International Equity Emerging Markets Free Index or any other commonly quoted index of common stock prices, which are unmanaged indices of selected common stock prices. A Fund's performance may also be compared to those of other mutual funds having similar objectives. This comparative performance would be expressed as a ranking prepared by Lipper Analytical Services, Inc. or similar independent services monitoring mutual fund performance. A Fund's performance will be calculated by assuming, to the extent applicable, reinvestment of all capital gains distributions and income dividends paid. Any such comparisons may be useful to investors who wish to compare a Fund's past performance with that of its competitors. Of course, past performance cannot be a guarantee of future results.

Additional Information

                  All shareholder inquiries may be directed to the shareholder's broker, or may be directed to the Funds at the address or telephone number shown on the front cover of this Statement of Additional Information. This Statement of Additional Information does not contain all the information set forth in the Registration Statements filed by the Trust with the SEC under the 1933 Act. Copies of the Registration Statements may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.

                              FINANCIAL STATEMENTS

                  The U.S. Fund's and International Fund's financial statements appearing in their most current fiscal year Annual Report to shareholders and the report thereon of PricewaterhouseCoopers LLP, the Funds' independent auditors appearing therein, are incorporated by reference in this Statement of Additional Information. The Annual Reports to Shareholders for each Fund, which contain the referenced statements, are available upon request and without charge.

                                  APPENDIX "A"

DESCRIPTION OF BOND RATINGS

                  Standard & Poor's Ratings Group. A Standard & Poor's corporate bond rating is a current assessment of the credit worthiness of an obligor with respect to a specific obligation. This assessment of credit worthiness may take into consideration obligors, such as guarantors, insurers or lessees. The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

                  The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with the ratings and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, unavailability of such information, or for other circumstances.

                  The ratings are based, in varying degrees, on the following considerations:

                  1. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

                  2. Nature of and provisions of the obligation.

                  3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or their arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

                  AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay any principal.

                  AA - Debt rated AA also qualifies as high quality debt obligations. Capacity to pay interest and repay principal is very strong and in the majority of instances they differ from AAA issues only in small degree.

                  A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

                  BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

                  BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on a balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.

                  BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                  BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

                  B - Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

                  CCC - Debt rated CCC has a currently indefinable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

                  CC - The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

                  C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

                  C1 - The rating C1 is reserved for income bonds on which no interest is being paid.

                  D - Debt rated D is in payment default. It is used when interest payments or principal payments are not made on a due date even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace periods; it will also be used upon a filing of a bankruptcy petition if debt service payments are jeopardized.

                  Plus (+) or Minus (-) - To provide more detailed indications of credit quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                  NR - indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy. Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate issues. The ratings measure the credit worthiness of the obligor but do not take into account currency exchange and related uncertainties.

                  Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, AA, A, BBB, commonly known as "Investment Grade" ratings) are generally regarded as eligible for bank investment. In addition, the Legal Investment Laws of various states may impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

                  Moody's Investors Service, Inc. A brief description of the applicable Moody's rating symbols and their meanings follows:

                  Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                  A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Some bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NOTE: Bonds within the above categories which possess the strongest investment attributes are designated by the symbol "1" following the rating.

                  Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                  B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                  Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                  Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                  C - Bonds which are rated C are the lowest rated class of bonds and issue so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                  Duff & Phelps, Inc.: AAA-- highest credit quality, with negligible risk factors; AA -- high credit quality, with strong protection factors and modest risk, which may vary very slightly from time to time because of economic conditions; A-- average credit quality with adequate protection factors, but with greater and more variable risk factors in periods of economic stress. The indicators "+" and "-" to the AA and A categories indicate the relative position of a credit within those rating categories.

                  Fitch Investors Service LLP.: AAA -- highest credit quality, with an exceptionally strong ability to pay interest and repay principal; AA -- very high credit quality, with very strong ability to pay interest and repay principal; A -- high credit quality, considered strong as regards principal and interest protection, but may be more vulnerable to adverse changes in economic conditions and circumstances. The indicators "+" and "-" to the AA, A and BBB categories indicate the relative position of credit within those rating categories.

DESCRIPTION OF NOTE RATINGS

                  A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

                  - Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

                  - Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.) Note rating symbols are as follows:

                  - SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

                  - SP-2 Satisfactory capacity to pay principal and interest.

                  - SP-3 Speculative capacity to pay principal and interest.

                  Moody's Short-Term Loan Ratings - Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade
(MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of major importance in bond risk are of lesser importance over the short run.

Rating symbols and their meanings follow:

                  - MIG 1 - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

                  -        MIG 2 - This designation denotes high quality.
                           Margins of protection are ample although not so large as in the preceding group.

                  -        MIG 3 - This designation denotes favorable quality.
                           All security elements are accounted for but this is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

                  -        MIG 4 - This designation denotes adequate quality.
                           Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

COMMERCIAL PAPER RATINGS

                  Moody's Investors Service, Inc.: Commercial paper rated "Prime" carries the smallest degree of investment risk. The modifiers 1, 2, and 3 are used to denote relative strength within this highest classification.

                  Standard & Poor's Ratings Group: "A" is the highest commercial paper rating category utilized by Standard & Poor's Ratings Group which uses the numbers 1+, 1, 2 and 3 to denote relative strength within its "A" classification.

                  Duff & Phelps Inc.: Duff 1 is the highest commercial paper rating category utilized by Duff & Phelps which uses + or - to denote relative strength within this classification. Duff 2 represents good certainty of timely payment, with minimal risk factors. Duff 3 represents satisfactory protection factors, with risk factors larger and subject to more variation.

                  Fitch Investors Service LLP.: F-1+ -- denotes exceptionally strong credit quality given to issues regarded as having strongest degree of assurance for timely payment; F-1 -- very strong, with only slightly less degree of assurance for timely payment than F-1+; F-2 -- good credit quality, carrying a satisfactory degree of assurance for timely payment.

                                  APPENDIX "B"

                               FUTURES AND OPTIONS

                  The following information should be read in conjunction with the discussions of options and futures in the Funds' Prospectuses and elsewhere in this Statement of Additional Information.

OPTIONS ON SECURITIES

                  An option on a security provides the purchaser, or "holder," with the right, but not the obligation, to purchase, in the case of a "call" option, or sell, in the case of a "put" option, the security or securities underlying the option, for a fixed exercise price up to a stated expiration date. The holder pays a non-refundable purchase price for the option, known as the "premium." The maximum amount of risk the purchaser of the option assumes is equal to the premium plus related transaction costs, although the entire amount may be lost. The risk of the seller, or "writer," however, is potentially unlimited, unless the option is "covered," which is generally accomplished through the writer's ownership of the underlying security, in the case of a call option, or the writer's segregation of an amount of cash or securities equal to the exercise price, in the case of a put option. If the writer's obligation is not covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

                  Upon exercise of the option, the holder is required to pay the purchase price of the underlying security, in the case of a call option, or to deliver the security in return for the purchase price, in the case of a put option. Conversely, the writer is required to deliver the security, in the case of a call option, or to purchase the security, in the case of a put option. Options on securities which have been purchased or written may be closed out prior to exercise or expiration by entering into an offsetting transaction on the exchange on which the initial position was established, subject to the availability of a liquid secondary market.

                  Options on securities and options on indices of securities, discussed below, are traded on national securities exchanges, such as the Chicago Board Options Exchange and the New York Stock Exchange, which are regulated by the Securities and Exchange Commission. The Options Clearing Corporation guarantees the performance of each party to an exchange-traded option, by in effect taking the opposite side of each such option. Options on securities and indices purchased and written by the Portfolios may be traded on NASDAQ rather than on an exchange. Any options not traded on an exchange must be effected with primary government securities dealers recognized by the Board of Governors of the Federal Reserve System.

                  An option position in an exchange traded option may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Funds will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option at any particular time. In such event it might not be possible to effect closing transactions in a particular option with the result that the Funds would have to exercise the option in order to realize any profit. This would result in the Funds incurring brokerage commissions upon the disposition of underlying securities acquired through the exercise of a call option or upon the purchase of underlying securities upon the exercise of a put option. If the Funds as covered call option writers are unable to effect a closing purchase transaction in a secondary market, unless the Funds are required to deliver the stock pursuant to the assignment of an exercise notice, they will not be able to sell the underlying security until the option expires.

                  Reasons for the potential absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume or (vi) one or more exchanges could, for economic or other reasons decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options) in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange which had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at a particular time, render certain of the facilities of any of the clearing corporations inadequate and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. However, the Options Clearing Corporation, based on forecasts provided by the U.S. exchanges, believes that its facilities are adequate to handle the volume of reasonably anticipated options transactions, and such exchanges have advised such clearing corporation that they believe their facilities will also be adequate to handle reasonably anticipated volume.

                  The use of over-the-counter options is discussed in the Prospectuses. See "Derivative Investments - Options on Securities"

OPTIONS ON STOCK INDICES

                  In contrast to an option on a security, an option on a stock index provides the holder with the right to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." The purchaser of the option receives this cash settlement amount if the closing level of the stock index on the day of exercise is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount if the option is exercised. As in the case of options on securities, the writer or holder may liquidate positions in stock index options prior to exercise or expiration by entering into closing transactions on the exchange on which such positions were established, subject to the availability of a liquid secondary market.

                  The index underlying a stock index option may be a "broad-based" index, such as the Standard & Poor's 500 Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indices, such as the Standard & Poor's 100 Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stock included in the index and the index fluctuates with changes in the market values of the stocks so included.

FUTURES CONTRACTS ON FIXED INCOME
SECURITIES AND STOCK INDICES

                  A futures contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument, or for the making and acceptance of a cash settlement, at a stated time in the future, for a fixed price. By its terms, a futures contract provides for a specified settlement date on which, in the case of the majority of interest rate futures contracts, the fixed income securities underlying the contract are delivered by the seller and paid for by the purchaser, or on which, in the case of stock index futures contracts and certain interest rate futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. In addition, futures contracts call for settlement only on the expiration date, and cannot be "exercised" at any other time during their term.

                  The purchase or sale of a futures contract also differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalent, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the futures contract fluctuates, making positions in the futures contract more or less valuable, a process known as "marking to the market."

                  A futures contract may be purchased or sold only on an exchange, known as a "contract market," designated by the Commodity Futures Trading Commission for the trading of such contract, and only through a registered futures commission merchant which is a member of such contract market. A commission must be paid on each completed purchase and sale transaction. The contract market clearing house guarantees the performance of each party to a futures contract by in effect taking the opposite side of such contract. At any time prior to the expiration of a futures contract, a trader may elect to close out its position by taking an opposite position on the contract market on which the position was entered into, subject to the availability of a secondary market, which will operate to terminate the initial position. At that time, a final determination of variation margin is made and any loss experienced by the trader is required to be paid to the contract market clearing house while any profit due to the trader must be delivered to it.

                  Interest rate futures contracts currently are traded on a variety of fixed income securities, including long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities, U.S. Treasury Bills, bank certificates of deposit and commercial paper.

                  A stock index futures contract provides for the making and acceptance of a cash settlement in much the same manner as the settlement of an option on a stock index. The types of indices underlying stock index futures contracts are essentially the same as those underlying stock index options, as described above. The index assigns weighted values to the securities included in the index and its composition is changed periodically.

OPTIONS ON FUTURES CONTRACTS

                  An option on a futures contract provides the holder with the right to enter into a "long" position in the underlying futures contract, in the case of a call option, or a "short" position in the underlying futures contract in the case of a put option, at a fixed exercise price to a stated expiration date. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits. In addition, the writer of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

                  A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (I.E., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

                  An option, whether based on a futures contract, a stock index or a security, becomes worthless to the holder when it expires. Upon exercise of an option, the exchange or contract market clearing house assigns exercise notices on a random basis to those of its members which have written options of the same series and with the same expiration date. A brokerage firm receiving such notices then assigns them on a random basis to those of its customers which have written options of the same series and expiration date. A writer therefore has no control over whether an option will be exercised against it, nor over the time of such exercise.

                               ALPINE EQUITY TRUST

                           PART C - OTHER INFORMATION

         ITEM 24.          FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements

                           The following financial statements are incorporated by reference to the Registrant's Annual Report, as filed with the Securities and Exchange Commission.


                                                      Alpine U.S. Real Estate          Alpine International Real
                                                            Equity Fund                    Estate Equity Fund
                                                   ----------------------------        -------------------------
         Class A Financial Highlights;             For each of the fiscal years        For each of the fiscal
                                                   ended through                       years ended through
                                                   September 30,   1998                October 31, 1998

         Class B Financial Highlights;
         Class C Financial Highlights;
         Class Y Financial Highlights

         Schedule of Investments                   September 30,  1998                 October 31, 1998

         Statement of Assets and Liabilities       September 30, 1998                  October 31, 1998

         Statement of Operations                   Year ended September 30, 1998       Year ended October 31, 1998

                                                      Alpine U.S. Real Estate          Alpine International Real
                                                            Equity Fund                    Estate Equity Fund
                                                   ----------------------------       --------------------------
         Statement of Changes in Net Assets        For each of the years in the        For each of the years in
                                                   two-year period ended               the two-year period ended
                                                   September 30, 1998                  October 31, 1998

                                                      Alpine U.S. Real Estate          Alpine International Real
                                                            Equity Fund                    Estate Equity Fund
                                                    ---------------------------       ---------------------------
         Notes to Financial Statements

         Independent Accountants' Report            November 17, 1998                  December 8, 1998

 (b)        Exhibits

 Number     Description

 1(A)       Declaration of Trust*

 1(B)       Certificate of Amendment to Declaration of Trust*

 1(C) Certificate of Designation, dated April 13, 1998 (establishing new series)*

 1(D) Amended Certificate of Designation, dated December 14, 1998 (changing name of new series)**

 2(A)       By-Laws*

 2(B)       Amendment to By-Laws, adopted September 28, 1998*

 3          None

 4          Instruments Defining Rights of Shareholders*

 5(A)       Investment Advisory Agreement, as amended April 13, 1998*

 5(B) Consent of Sole Shareholder to Investment Advisory Agreement, dated December 28, 1998**

 6          Distribution Agreement*

 7          None

 8          Form of Custodian Agreement*

 9(A)       Management and Administration Agreement*

 9(B)       Transfer Agency Agreement*

 9(C)       Fund Accounting Agreement*

 9(D)       Omnibus Fee Agreement*

 10         Opinion of Counsel*

 11         Consent of PricewaterhouseCoopers LLP, independent accountants**

 12         None

 13         None

 14         None

 15         Rule 12b-1 Distribution Plans*

 15(A)      Distribution Plan for Alpine U.S. Real Estate Equity Fund*

 15(B)      Distribution Plan for Alpine International Real Estate Equity Fund*

 15(C)      Form of Distribution Plan for Alpine Realty Income and Growth Fund*

 16         Not applicable

 17         Financial Data Schedules**

 18         Multiple Class Plan*


--------
*        Incorporated by reference to Registrant's previous filings on Form
         N-1A.

**       Filed herewith.

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT


         Stephen A. Lieber, the father of the controlling person of Alpine Management & Research, L.L.C., the investment adviser of Registrant, owned 35.255% of the outstanding Class Y shares of Alpine International Real Estate Equity Fund as of December 9, 1998, and may therefore be presumed to "control" that Fund.


ITEM 26. NUMBER OF HOLDERS OF SECURITIES

             Title of Class                           Number of Record Holders
                                                        as of October 5, 1998

Alpine U.S. Real Estate Equity Fund:

        Class Y Shares of Beneficial Interest                   1,027

        Class A Shares of Beneficial Interest                     570

        Class B Shares of Beneficial Interest                     652

        Class C Shares of Beneficial Interest                     161

Alpine International Real Estate Equity Fund:

        Class Y Shares of Beneficial Interest                   1,202

        Class A Shares of Beneficial Interest                      22

        Class B Shares of Beneficial Interest                      45

        Class C Shares of Beneficial Interest                       7

Alpine Realty Income and Growth Fund

        Class Y Shares of Beneficial Interest                    None

        Class A Shares of Beneficial Interest                    None

        Class B Shares of Beneficial Interest                    None

ITEM. 27.         INDEMNIFICATION

         Article XI of the Registrant's By-laws contains the following provisions regarding indemnification of Trustees and officers:

         SECTION 11.1 Actions Against Trustee or Officer. The Trust shall indemnify any individual who is a present or former Trustee or officer of the Trust and who, by reason of his position as such, was, is, or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than any action or suit by or in the right of the Trust) against expenses, including attorneys' fees, judgments, fines, and amounts paid in settlement, actually and reasonably incurred by him in connection with the claim, action, suit, or proceeding, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon the plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

         SECTION 11.2 Derivative Actions Against Trustees or Officers. The Trust shall indemnify any individual who is a present or former Trustee or officer of the Trust and who, by reason of his position as such, was, is, or is threatened to be made a party to any threatened, pending or completed action or suit by or on behalf of the Trust to obtain a judgment or decree in its favor, against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the defense or settlement of the action or suit, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust, except that no indemnification shall be made in respect of any claim, issue or matter as to which the individual has been adjudged to be liable for negligence or misconduct in the performance of his duty to the Trust, except to the extent that the court in which the action or suit was brought determines upon application that, despite the adjudication of liability but in view of all circumstances of the case, the person is fairly and reasonably entitled to indemnity for those expenses which the court shall deem proper, provided such Trustee or officer is not adjudged to be liable by reason of his willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

         SECTION 11.3 Expenses of Defense. In defense of any action, suit or proceeding referred to in Section 11.1 or 11.2 or in defense of any claim, issue, or matter therein, a Trustee or officer of the Trust who reasonably believed his or her action to be in the best interests of the Trust shall be indemnified against expenses, including attorneys' fees, actually and reasonably incurred by him in connection therewith, subject to the requirements of section 11.4.

         SECTION 11.4 Required Standard of Conduct.

         (a) Unless a court orders otherwise, any indemnification under Section
11.1 or 11.2 may be made by the Trust only as authorized in the specific case after a determination that indemnification of the Trustee or officer is proper in the circumstances because he has met the applicable standard of conduct set forth in Section 11.1 or 11.2. The determination shall be made by:

                  (i) the Trustees, by a majority vote of a quorum consisting of Trustees who were not parties to the action, suit or proceeding; or if the required quorum is not obtainable, or if a quorum of disinterested Trustees so directs,

                  (ii) an independent legal counsel in a written opinion.

         (b) Nothing contained in this Article XI shall be construed to protect any Trustee or officer of the Trust against any liability to the Trust or its Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office (any such conduct being hereinafter called "Disabling Conduct"). No indemnification shall be made pursuant to this Article XI unless:

                  (i) There is a final determination on the merits by a court or other body before whom the action, suit or proceeding was brought that the individual to be indemnified was not liable by reason of Disabling Conduct; or

                  (ii) In the absence of such a judicial determination, there is a reasonable determination, based upon a review of the facts, that such individual was not liable by reason of Disabling Conduct, which determination shall be made by:

                           (A)  A majority of a quorum of Trustees who are
neither "interested persons" of the Trust, as defined in section 2(a)(19) of the 1940 Act, nor parties to the action, suit or proceeding; or

                           (B) An independent legal counsel in a written
opinion.

         SECTION 11.5 Advance Payments. Notwithstanding any provision of this
Article XI, any advance payment of expenses by the Trust to any Trustee or officer of the Trust shall be made only upon the undertaking by or on behalf of such Trustee or officer to repay the advance unless it is ultimately determined that he is entitled to indemnification as above provided, and only if one of the following conditions is met:

         (a) the Trustee or officer to be indemnified provides a security for his undertaking; or

         (b) The Trust is insured against losses arising by reason of any lawful advances; or

         (c) There is a determination, based on a review of readily available facts, that there is reason to believe that the Trustee or officer to be indemnified ultimately will be entitled to indemnification, which determination shall be made by:

                  (i) A majority of a quorum of Trustees who are neither "interested persons" of the Trust, as defined in Section 2(a)(19) of the 1940 Act, nor parties to the action, suit or proceeding; or

                  (ii) An independent legal counsel in a written opinion.

         SECTION 11.6 Former Trustees and Officers. The indemnification provided by this Article XI shall continue as to an individual who has ceased to be a Trustee or officer of the Trust and inure to the benefit of the legal representatives of such individual and shall not be deemed exclusive of any other rights to which any Trustee, officer, employee or agent of the Trust may be entitled under any agreement, vote of Trustees or otherwise, both as to action in his official capacity and as to action in another capacity while holding office as such; provided, that no Person may satisfy any right of indemnity granted herein or to which he may be otherwise entitled, except out of the Trust Property, and no Shareholder shall be personally liable with respect to any claim for indemnity.

         SECTION 11.7 Insurance. The Trust may purchase and maintain insurance on behalf of any person who is or was a Trustee, officer, employee, or agent of the Trust, against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such. However, the Trust shall not purchase insurance to indemnify any Trustee or officer against liability for any conduct in respect of which the 1940 Act prohibits the Trust itself from indemnifying him.

         SECTION 11.8 Other Rights to Indemnification. The indemnification provided for herein shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any By-Law, agreement, vote of Shareholders or disinterested Trustees or otherwise.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

         The information required by this item with respect to Alpine Management & Research, L.L.C. is incorporated by reference to the Form ADV (File No. 801-46522) of Alpine Asset Management Corp.

ITEM 29. PRINCIPAL UNDERWRITERS

         (a) BISYS Fund Services Limited Partnership ("BISYS") acts as principal underwriter for the Trust and each series thereof. BISYS also serves as principal underwriter for the following investment companies:

         The ARCH Fund, Inc.
         American Performance Funds
         AmSouth Mutual Funds
         The BB&T Mutual Funds Group
         The Coventry Group
         ESC Strategic Funds, Inc.
         The Eureka Funds
         Fountain Square Funds
         Hirtle Callaghan Trust
         HSBC Family of Funds
         INTRUST Funds Trust
         The Infinity Mutual Funds, Inc.
         The Kent Funds
         Magna Funds
         Meyers Investment Trust
         MMA Praxis Mutual Funds
         M.S.D.&T. Funds
         Pacific Capital Funds
         Parkstone Group of Funds
         The Parkstone Advantage Funds
         Pegasus Funds
         The Republic Advisors Funds Trust
         Puget Sound Alternative Investment Series Trust
         The Republic Funds Trust
         The Riverfront Funds, Inc.
         SBSF Funds, Inc. d/b/a Key Mutual Funds
         Sefton Funds
         The Sessions Group
         Summit Investment Trust
         Variable Insurance Funds
         The Victory Portfolios

         The Victory Variable Funds
         Vintage Funds, Inc.

         (b) The following table sets forth the indicated information with respect to each director and officer of BISYS:


NAME                                     POSITIONS AND OFFICES WITH             POSITIONS WITH TRUST
                                         UNDERWRITER
WC Subsidiary Corp.                      Sole Limited Partner                   None
150 Clove Rd.
Little Falls, NJ 07424

BISYS Fund Services, Inc.                Sole General Partner                   None
3435 Stelzer Road

Columbus, OH 43219


ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

         All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rule 31a-1 thereunder are maintained at one of the following locations:

                  BISYS Fund Services, Inc., BISYS Fund Services Ohio, Inc. and BISYS Fund Services Limited Partnership, each located at 3435 Stelzer Road, Columbus, Ohio 43219

                  Alpine Management & Research, L.L.C., 122 East 42nd Street, 37th Floor, New York, New York 10168 (records required by paragraphs (a)(4), (a)(5), (a)(6), (a)(10), (a)(11), and (f)
                  of Rule 31a-1)

ITEM 31. MANAGEMENT SERVICES

         Not Applicable.

ITEM 32. UNDERTAKINGS

         The Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements for effectiveness of this Post-effective Amendment No. 20 to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 20 to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York, and State of New York on the 14th day of December, 1998.


                                        ALPINE EQUITY TRUST

                                        By:  /s/ Samuel A. Lieber
                                             ---------------------------------
                                        Name: Samuel A. Lieber,   President


         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 20 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.



Signatures                          Title                               Date
----------                          -----                               ----
/s/ Samuel A. Lieber                Trustee and President               December 14, 1998
---------------------------         (Principal Executive Officer)
Samuel A. Lieber

/s/ Laurence B. Ashkin              Trustee                             December 14, 1998
---------------------------
Laurence B. Ashkin


/s/ Foster Bam                      Trustee                             December 14, 1998
---------------------------
Foster Bam


/s/ H. Guy Leibler                  Trustee                             December 14, 1998
---------------------------
H. Guy Leibler


/s/ Gary R. Tenkman                 Treasurer                           December 22, 1998
---------------------------         (Principal Financial Officer)
Gary R. Tenkman

                                Index to Exhibits

99.1(D)           Amended Certificate of Designation, dated December 14, 1998

99.5(B) Consent of Sole Shareholder to Investment Advisory Agreement, dated December 28, 1998

99.11             Consent of PricewaterhouseCoopers LLP, independent accountants

99.27             Financial Data Schedules